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                                                                     EXHIBIT 4.1


                  CENTRAL VERMONT PUBLIC SERVICE CORPORATION

                                      TO

                             THE BANK OF NEW YORK,
                                    Trustee

                           SECOND MORTGAGE INDENTURE

                           Dated as of July 15, 1999

            This Instrument Grants A Security Interest By A Utility

          This Instrument Contains After-Acquired Property Provisions
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                                             CROSS REFERENCE SHEET TO
                                            TRUST INDENTURE ACT OF 1939

         Section of Act                                                          Section of Indenture
         --------------                                                          --------------------
         310(a)..........................................................         7.04,14.01,14.14,
                                                                                  14.15,14.18
         310(b)..........................................................         14.12
         311(a) and (b)..................................................         14.11
         312(a), (b) and (c).............................................         17.01
         313(a), (b), (c) and (d)........................................         17.03
         314(a)..........................................................         17.02
         314(b)..........................................................         7.05
         314(c)(1) and (2)...............................................         21.01(b)
         314(c)(3).......................................................         Not applicable
         314(d)(1).......................................................         1.03, 10.03(b),
                                                                                  10.04(b), 10.05(a)(ii),
                                                                                  10.06(a)(iii)
         314(d)(2).......................................................         1.03,
                                                                                  10.05(a)(ii),
                                                                                  10.06(a)(iii)
         314(d)(3).......................................................         3.04(c), 3.04(d)
                                                                                  10.03(c), 10.05(a)(ii)
                                                                                  and (iii)
         314(e)..........................................................         21.01 (a)
         315(a)..........................................................         14.01(c),14.02(a),14.07(a)
         315(b)..........................................................         12.01(b)
         315(c)..........................................................         14.01(b)
         315(d)..........................................................         14.02
         315(e)..........................................................         12.14(c)
         316(a)(1).......................................................         12.04,12.21
         316(a)(2).......................................................         Omitted
         316(a) last sentence............................................         20.03
         316(b)..........................................................         12.20
         317(a)..........................................................         12.16(a),12.19
         317(b)..........................................................         7.06(a)
         318(a)..........................................................         21.04
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                                       TABLE OF CONTENTS

                                                                                      Page
                                                                                      ----
ARTICLE I  DEFINITIONS...................................................................5
   Section 1.01.  Trust Indenture Act....................................................5
   Section 1.02.  Construction of Accounting Terms.......................................6
   Section 1.03.  Definitions............................................................6
            "Accountant".................................................................6
            "Accountant's Certificate"...................................................6
            "Accredited Investor Bonds"..................................................6
            "Agent Members"..............................................................6
            "Affiliate"..................................................................6
            "Appraiser"..................................................................6
            "Appraiser's Certificate"....................................................6
            "Authorized Newspaper".......................................................6
            "Authorized Officer".........................................................6
            "Board" or "Board of Directors"..............................................6
            "Bond Register"..............................................................7
            "Bond Registrar".............................................................7
            "Bondable Property"..........................................................7
            "Bonded" or "Bonding"........................................................9
            "Bonds"......................................................................9
            "Business Day"..............................................................10
            "Company"...................................................................10
            "Corporate Trust Office"....................................................10
            "Cost"......................................................................10
            "Default"...................................................................10
            "Depositary"................................................................10
            "Described Property"........................................................10
            "Engineer"..................................................................10
            "Engineer's Certificate"....................................................11
            "Event of Default"..........................................................11
            "Excepted Property".........................................................11
            "Exchange Act"..............................................................12
            "Fair Value"................................................................12
            "First Mortgage"............................................................12
            "First Mortgage Bonds"......................................................13
            "Generally Accepted Accounting Principles"..................................13
            "Global Bonds"..............................................................13
            "Governmental Obligations"..................................................13
            "Holder"....................................................................13
            "Indenture".................................................................13
            "Independent"...............................................................13
            "Investment Securities".....................................................13
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
                  "Legend".......................................................................................14
                  "Lien of this Indenture".......................................................................14
                  "Liquidated Damages"...........................................................................14
                  "Make Whole Premium"...........................................................................14
                  "Mortgaged Property"...........................................................................14
                  "Officer's Certificate"........................................................................14
                  "Officers' Certificate"........................................................................14
                  "Operating Bank"...............................................................................14
                  "Opinion of Counsel"...........................................................................14
                  "Outstanding"..................................................................................14
                  "Permissible Encumbrances".....................................................................15
                  "Person".......................................................................................17
                  "Pollution Control Facilities".................................................................17
                  "Primary Purposes of the Company's Business"...................................................17
                  "Prior Lien"...................................................................................17
                  "Prior Lien Bonds".............................................................................17
                  "Registered Bond"..............................................................................17
                  "Registered Holder"............................................................................17
                  "Responsible Officer"..........................................................................17
                  "Retired"......................................................................................18
                  "Rule 144A Global Bond"........................................................................18
                  "Securities Account"...........................................................................18
                  "Securities Intermediary"......................................................................18
                  "Supplemental Indenture".......................................................................18
                  "TIA"..........................................................................................18
                  "Trustee"......................................................................................18
                  "UCC"..........................................................................................18
                  "Unbonded".....................................................................................18

ARTICLE II  FORMS, EXECUTION, REGISTRATIONS AND EXCHANGE OF BONDS................................................18
         Section 2.01.  Series and Form of Bonds.................................................................18
         Section 2.02.  Kinds and Denominations of Bonds.........................................................19
         Section 2.03.  Dates of and Interest on Bonds...........................................................19
         Section 2.04.  Printing, Execution and Authentication of Bonds..........................................19
         Section 2.05.  Global Bonds.............................................................................23
         Section 2.06.  Registration, Registration of Transfer and Exchange......................................24
         Section 2.07.  Temporary Bonds..........................................................................27
         Section 2.08.  Replacement of Stolen, Lost, Destroyed or Mutilated Bonds................................27
         Section 2.09.  Trustee's Certificate on Bonds...........................................................27
         Section 2.10.  CUSIP Numbers............................................................................27
         Section 2.11.  Cancellations............................................................................28

ARTICLE III  ISSUANCE OF BONDS BASED ON BONDABLE PROPERTY........................................................28
         Section 3.01.  Bonds Issuable on Basis of Bondable Property.............................................28
         Section 3.02.  No Bonds Issuable on Basis of Bonded Bondable Property...................................28
         Section 3.03.  Bonds Issuable to Specified Percentage of Bondable Property..............................28
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                                      ii
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
         Section 3.04.  Requirements for Issuance................................................................28
         Section 3.05.  Determination of Cost or Fair Value......................................................31

ARTICLE IV  ISSUANCE OF BONDS BASED ON RETIRED BONDS PREVIOUSLY OUTSTANDING......................................31
         Section 4.01.  Requirements for Issuance................................................................31
         Section 4.02.  No Bonds Issuable on Basis of Bonded Bonds...............................................32

ARTICLE V  ISSUANCE OF BONDS BASED ON DEPOSIT OF CASH WITH TRUSTEE...............................................32
         Section 5.01.  Requirements for Issuance................................................................32
         Section 5.02.  Application of Cash Deposited Under Section 5.01.........................................32

ARTICLE VI  ISSUANCE OF BONDS BASED ON PRIOR LIEN BONDS..........................................................33
         Section 6.01.  Requirements for Issuance................................................................33
         Section 6.02.  No Bonds Issuable on Basis of Bonded Prior Lien Bonds....................................33

ARTICLE VII  COVENANTS OF THE COMPANY............................................................................33
         Section 7.01.  Payment of Principal and Interest........................................................33
         Section 7.02.  Possession, Maintenance of Lien and Right to Mortgage....................................34
         Section 7.03.  Corporate Existence......................................................................34
         Section 7.04.  Appointment of Trustee...................................................................34
         Section 7.05.  Recordation of Indenture.................................................................34
         Section 7.06.  Paying Agents............................................................................35
         Section 7.07.  Payment of Taxes.........................................................................35
         Section 7.08.  Instruments of Further Assurance.........................................................35
         Section 7.09.  Books of Record and Account..............................................................36
         Section 7.10.  Maintenance of Mortgaged Property........................................................36
         Section 7.11.  Insurance................................................................................36
         Section 7.12.  Payments by Trustee......................................................................38

ARTICLE VIII  PRIOR LIEN BONDS DEPOSITED WITH TRUSTEE............................................................38
         Section 8.01.  Requirements Upon Deposit of Prior Lien Bonds............................................38
         Section 8.02.  Principal of and Interest on Prior Lien Bonds............................................38
         Section 8.03.  Surrender of Prior Lien Bonds............................................................38
         Section 8.04.  Extension of Maturity of Prior Lien Bonds................................................39
         Section 8.05.  Trustee's Rights Upon an Event of Default................................................39

ARTICLE IX  REDEMPTION OF BONDS..................................................................................39
         Section 9.01.  Certain Bonds Redeemable.................................................................39
         Section 9.02.  General Provisions and Mechanics of Redemption...........................................39
         Section 9.03.  Bonds Due on Redemption Date.............................................................40
         Section 9.04.  Moneys for Redemption Held in Trust......................................................40
         Section 9.05.  Partial Redemption of Registered Bond....................................................41
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
ARTICLE X  POSSESSION, USE AND RELEASE OF MORTGAGED PROPERTY.....................................................41
         Section 10.01.  Company's Possession and Use............................................................41
         Section 10.02.  Actions Without Consent of Trustee......................................................41
         Section 10.03.  Release of Mortgaged Property if Fair Value Test Satisfied..............................42
         Section 10.04.  Release of Limited Amount of Mortgaged Property.........................................43
         Section 10.05.  Release of Mortgaged Property Not Subject to a Prior Lien...............................44
         Section 10.06.  Release of Mortgaged Property Subject to a Prior Lien...................................45
         Section 10.07.  Eminent Domain..........................................................................47
         Section 10.08.  Release of Governmental Obligations and Purchase Money Obligations......................48
         Section 10.09.  Substituted Property....................................................................48
         Section 10.10.  Receiver, Trustee, etc..................................................................48
         Section 10.11.  Suspension of Rights in Case of an Event of Default.....................................48
         Section 10.12.  Purchaser in Good Faith.................................................................49

ARTICLE XI  APPLICATION OF FUNDS HELD BY TRUSTEE.................................................................49
         Section 11.01.  Withdrawal, Application or Use of Cash Held by Trustee..................................49
         Section 11.02.  Moneys to be Held in Trust; Investment Thereof..........................................51

ARTICLE XII  DEFAULT AND REMEDIES................................................................................53
         Section 12.01.  Events of Default.......................................................................53
         Section 12.02.  Upon an Event of Default Trustee May Sell Mortgaged Property............................55
         Section 12.03.  Upon an Event of Default and Request of Holders of a Majority of Bonds, Trustee
                           Must Declare Principal Due............................................................55
         Section 12.04.  Duty of Trustee to Act on Request of Holders of a Majority of Bonds.....................56
         Section 12.05.  Mortgaged Property May be Sold as an Entirety or in Parcels.............................56
         Section 12.06.  Notice of Sale..........................................................................56
         Section 12.07.  Adjournment of Sale.....................................................................57
         Section 12.08.  Interest of Purchaser and Company.......................................................57
         Section 12.09.  Trustee's Receipt Sufficient to Discharge Purchaser.....................................57
         Section 12.10.  Principal of Bonds to Become Due in Case of Sale........................................57
         Section 12.11.  Application of Sale Proceeds............................................................57
         Section 12.12.  Bonds May Be Applied Against Purchase Price.............................................58
         Section 12.13.  Company Not to Insist Upon or Plead Stay or Extension Law or Exercise Right of
                           Redemption............................................................................58
         Section 12.14.  Holders Not to Institute Suit Without Request to Trustee, Trustee May Enforce
                           Rights Without Possession of Bonds; Undertaking for Costs.............................59
         Section 12.15.  Remedies Cumulative.....................................................................60
         Section 12.16.  Covenant to Pay Trustee; Judgment by Trustee; Application of Moneys.....................60
         Section 12.17.  Appointment of Receiver.................................................................61
         Section 12.18.  Suits by Trustee to Protect Security....................................................61
         Section 12.19.  Trustee May File Proofs of Claims.......................................................61
         Section 12.20.  Holders' Rights at Maturity May Not be Impaired.........................................61
         Section 12.21.  Waiver of Past Events of Default by Holders.............................................61
         Section 12.22.  Undertaking for Costs...................................................................62
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
ARTICLE XIII  EFFECT OF MERGER, CONSOLIDATION, CONVEYANCE AND LEASE..............................................62
         Section 13.01.  Company may Merge or Consolidate if no Impairment of Lien of this Indenture and with Assumption of Obligation by Successor............................................62
         Section 13.02.  Upon Merger or Consolidation Indenture not to Constitute Lien Upon Certain
                           Properties; Successor Corporation to Confirm Prior Lien of this Indenture and
                           Keep Mortgaged Property Identifiable..................................................62
         Section 13.03.  Rights of Successor Corporation.........................................................63
         Section 13.04.  Liens on Merged Entities................................................................64

ARTICLE XIV  THE TRUSTEE.........................................................................................65
         Section 14.01.  Eligibility of Trustee and Acceptance of Trust..........................................65
         Section 14.02.  Extent of Trustee's Liability...........................................................65
         Section 14.03.  Recitals Deemed Made By Company.........................................................67
         Section 14.04.  Trustee Not Liable for Debts From Operation of Mortgaged Property; Trustee May Own
                           Bonds.................................................................................67
         Section 14.05.  Trustee May Give Notices Incidental to Action by it.....................................67
         Section 14.06.  Notice by Trustee to Company............................................................67
         Section 14.07.  Trustee May Rely on Certificates and May Consult Counsel; Responsibility in
                           Selection of Experts..................................................................68
         Section 14.08.  Moneys Deposited with Trustee to be Held in Trust; Interest on Such Moneys..............68
         Section 14.09.  Compensation of Trustee; Lien Therefor..................................................69
         Section 14.10.  Trustee May Rely on Matters Established by Officers' Certificate........................70
         Section 14.11.  Action to be Taken by Trustee who Becomes Creditor of Company...........................70
         Section 14.12.  Action to be Taken by Trustee in the Event of a Conflict of Interest....................70
         Section 14.13.  Resignation or Removal of Trustee.......................................................70
         Section 14.14.  Appointment of Successor Trustee........................................................71
         Section 14.15.  Appointment of Separate Trustee or Co-Trustee...........................................71
         Section 14.16.  Acceptance by Successor Trustee; Requirements of Predecessor Trustee Upon Retiring......73
         Section 14.17.  Merger or Consolidation of Trustee......................................................73
         Section 14.18.  Appointment of Successor Trustee by Company.............................................74
         Section 14.19.  Authenticating Agent....................................................................74

ARTICLE XV  SUPPLEMENTAL INDENTURES..............................................................................75
         Section 15.01.  Provision for Supplemental Indentures...................................................75
         Section 15.02.  Requirements for Other Supplemental Indentures..........................................77
         Section 15.03.  Execution of Supplemental Indentures....................................................78

ARTICLE XVI  MEETINGS OF BONDHOLDERS.............................................................................78
         Section 16.01.  Manner of Calling Meetings and Determination of Bonds Affected..........................78
         Section 16.02.  Calling of Meetings by Company or Holders...............................................79
         Section 16.03.  Persons Entitled to Vote at Meeting.....................................................79
         Section 16.04.  Conduct of Meetings; Regulations........................................................79
         Section 16.05.  Manner of Voting........................................................................80
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
         Section 16.06.  Rights of Trustee or Holders Not to Be Hindered or Delayed..............................81
         Section 16.07.  Action By Written Consent...............................................................81

ARTICLE XVII  BONDHOLDER LISTS AND REPORTS  BY THE COMPANY AND THE TRUSTEE.......................................81
         Section 17.01.  Company to Furnish Holder Lists.........................................................81
         Section 17.02.  Company to Make Filings With Trustee and Otherwise Comply with TIA Section 314..........81
         Section 17.03.  Trustee to Furnish Reports to Holders and Otherwise Comply With TIA Section 313.........81

ARTICLE XVIII  SATISFACTION AND DEFEASANCE.......................................................................82
         Section 18.01.  Effect of Payment of Indebtedness; Deposit of Moneys or Governmental Obligations in
                           Certain Instances Deemed Payment......................................................82
         Section 18.02.  Unclaimed Moneys........................................................................82

ARTICLE XIX   IMMUNITY OF INCORPORATORS, SUBSCRIBERS TO THE CAPITAL STOCK, STOCKHOLDERS, OFFICERS AND
                      DIRECTORS..................................................................................83
         Section 19.01.  General Provision.......................................................................83

ARTICLE XX  EVIDENCE OF RIGHTS OF BONDHOLDERS AND OWNERSHIP OF BONDS.............................................83
         Section 20.01.  Evidence of Action by Holders...........................................................83
         Section 20.02.  Inspection of Bonds.....................................................................84
         Section 20.03.  Bonds Owned by Company or Other Obligor or Affiliate Thereof Deemed Not to be
                           Outstanding...........................................................................84
         Section 20.04.  Holder May Revoke Consent...............................................................85

ARTICLE XXI  MISCELLANEOUS.......................................................................................85
         Section 21.01.  Certificates and Opinions...............................................................85
         Section 21.02.  Benefits of Indenture...................................................................85
         Section 21.03.  Successors and Assigns..................................................................86
         Section 21.04.  Conflict with TIA.......................................................................86
         Section 21.05.  TIA Construed as in Effect on Date Hereof...............................................86
         Section 21.06.  Titles, Table of Contents, Etc..........................................................86
         Section 21.07.  Counterparts............................................................................86

ARTICLE XXII  CERTAIN MATTERS RELATING TO THE PROPERTY LOCATED IN THE STATE OF CONNECTICUT.......................86
         Section 22.01.  Prejudgment Remedy Waiver...............................................................86
         Section 22.02.  Trustee Agent...........................................................................87

ARTICLE XXIII  CERTAIN MATTERS RELATING TO THE PROPERTY LOCATED IN THE STATE OF MAINE............................87
         Section 23.01.  Statutory Power of Sale.................................................................87
         Section 23.02.  Sealed Instrument.......................................................................87
         Section 23.03.  No Oral Modifications...................................................................87
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
         Section 23.04.  No Waiver of Foreclosure........................................................87
         Section 23.05.  Trustee Agent...................................................................87

ARTICLE XXIV  CERTAIN MATTERS RELATING TO THE PROPERTY LOCATED IN THE STATE OF NEW HAMPSHIRE.............88
         Section 24.01.  Statutory Power of Sale.........................................................88
         Section 24.02.  Extent of Mortgage and Security Interest........................................88
         Section 24.03.  Trustee Agent...................................................................88

ARTICLE XXV  CERTAIN MATTERS RELATING TO THE PROPERTY LOCATED IN THE STATE OF VERMONT....................88
         Section 25.01.  Non-Judicial Power of Sale......................................................89
         Section 25.02.  Limitation on Attorney's Fees in Foreclosure....................................89
         Section 25.03.  Subsequent Indebtedness.........................................................89
         Section 25.04.  Trustee Agent...................................................................89

ARTICLE XXVI  CERTAIN MATTERS RELATING TO THE PROPERTY LOCATED IN THE STATE OF NEW YORK..................89
         Section 26.01.  Section 254 of the RPL..........................................................89
         Section 26.02.  Section 291-f of the RPL........................................................89
         Section 26.03.  Trust Fund......................................................................89
         Section 26.04.  Commercial Property.............................................................90
         Section 26.05.  Transfer Tax....................................................................90
         Section 26.06.  Covenants in Addition to RPL....................................................90
         Section 26.07.  Trustee Agent...................................................................90
         Section 26.08.  Maximum Principal Amount........................................................90

Testimonium..............................................................................................91

Signatures and Seals.....................................................................................91

Acknowledgments..........................................................................................93

Schedule A..............................................................................................S-1

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     MORTGAGE INDENTURE, dated as of July 15, 1999, between CENTRAL VERMONT
PUBLIC SERVICE CORPORATION, a Vermont corporation, having offices at 77 Grove Street, Rutland, Vermont 05701 and THE BANK OF NEW YORK, as Trustee, having offices at 101 Barclay Street, Floor 21 West, New York, New York 10286.

     WHEREAS, all capitalized terms used in this Indenture have the respective meanings set forth in Article I; and

     WHEREAS, the Company deems it necessary to borrow and, pursuant to this Indenture, to issue Bonds for its corporate purposes from time to time, and to mortgage and pledge the property hereinafter described to secure payment of the Bonds; and

     WHEREAS, all acts and things have been done and performed which are necessary to make this Indenture, when duly executed and delivered, a valid and binding mortgage for the security of all Bonds duly issued hereunder and Outstanding from time to time; and the execution and delivery of this Indenture have been in all respects duly authorized.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH, that to secure the payment of the principal of, premium, if any, and interest on, and other fees, costs and expenses, if any, related to or arising under, all Bonds issued and Outstanding under this Indenture when payable in accordance with the provisions thereof and hereof, and to secure the performance by the Company of, and its compliance with, the covenants and conditions of this Indenture, and in consideration of the premises and of Ten Dollars paid to the Company by the Trustee, the Company does hereby grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto The Bank of New York, as Trustee, and to its successors in trust and to its assigns, all of the property, rights and interests in the Described Property (as defined below), and, other than Excepted Property, which is expressly excepted and excluded from the Lien of this Indenture, and subject to Article XIII, all of the property, rights and interests in property acquired by the Company after the date of the execution of this Indenture and used or to be used for one or more of the Primary Purposes of the Company's Business, which shall be and are as fully granted and conveyed by this Indenture and as fully embraced within the Lien of this Indenture as if such property, rights and interest in property were now owned by the Company and were specifically described herein and conveyed hereby; the Company expressly reserves the right, at any time and from time to time, by one or more Supplemental Indentures, to subject to the Lien and operation of this Indenture any part or all of the Excepted Property upon such terms and conditions and subject to such restrictions, limitations and reservations as may be set forth in such Supplemental Indenture or Indentures.

                            THE DESCRIBED PROPERTY

     (A) The real property more particularly described herein and in Schedule A
                                                                     ----------
attached hereto, incorporated herein and made a part hereof (the "Land");

     (B) TOGETHER WITH (1) all and singular the plants, rights, permits, franchises, privileges, easements and property, real, personal and mixed, together with the rents, issues and profits thereof, all as more particularly described in that certain Indenture of Mortgage dated as of October 1, 1929, but actually executed on October 24, 1929 (as from time to time amended and supplemented, the "First Mortgage"), recorded in Liber 150 of Mortgages, Page 51, Grafton County (New Hampshire) Registry of Deeds, Liber 616, Folio 484, Sullivan County (New Hampshire) Records, Vol. 234, Page 531, in the Office of the Secretary of State of Connecticut at Volume 51:M of the Railroad Mortgages, in the Office of the City Clerk of Rutland, Vermont at Book 51A, in Liber 150 of Mortgages, Page 51 in the Washington County Clerk's Office (New York), in the Office of the Secretary of State of the States of Vermont and Maine, and in the offices of the clerks of certain other towns, cities and counties in such states, and forty-one (41) duly recorded (where necessary) supplemental indentures thereto and in modification and confirmation thereof, and thereby or otherwise thereunder conveyed, pledged, assigned, transferred and mortgaged, or intended so to be (such descriptions in the First Mortgage being hereby made a part hereof to the same extent as if set forth herein at length), whether then or now owned or thereafter or hereafter acquired, except such of said properties or interests therein as may have been released or sold or disposed of in whole or in part as permitted by the provisions of the First Mortgage as heretofore supplemented and amended and (2) also, but without in any way limiting the generality of the foregoing, all of the right, title and interest of the Company in and to the franchises, rights, titles, interests, easements and properties described in Schedule A hereto attached and hereby made a part hereof as fully
             ----------
as if set forth herein at length it being the intention of the Company that the properties and interests subject to the lien of this Indenture are identical to the properties and interests subject to the lien of the First Mortgage, for so long as the First Mortgage shall be in effect;

     (C) TOGETHER WITH all right, title and interest, if any, which the Company may now have or hereafter acquire of whatever character whether as owner, lessee or otherwise, whether vested or contingent, in and to (1) the Land and all buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land (collectively, the "Buildings"), (2) all building materials, supplies and other property now or hereafter stored at or delivered to the Land or any other location for installation in or on the Land or any of the Buildings, and all fixtures, fittings, machinery, appliances, equipment, apparatus and furnishings now or hereafter attached to, and used or intended to be used in connection with, the Land, any of the Buildings or in connection with any construction or other work now or hereafter conducted in or on the Land or any of the Buildings, and all extensions, additions, improvements, betterments, renewals, substitutions and replacements to or of any of the foregoing, (all of the property described in this clause (2), being collectively referred to herein as the "Equipment"; the Buildings and the Equipment being collectively referred to herein as the "Improvements");

     (D) TOGETHER WITH all proceeds, products, extensions, additions, improvements, betterments, renewals, substitutions, replacements, accessions, accretions and relictions of and to all or any part of the Premises (as defined below) or any other property encumbered by this Indenture;

     (E) TOGETHER WITH all right, title and interest of the Company, of whatever character (whether vested or contingent and whether now owned or hereafter acquired), in and to (1) all streets, roads and public places (whether open or proposed) now or hereafter adjoining or otherwise providing access to the Land,
(2) the land lying in the bed of such streets, roads and public places, and (3) all other sidewalks, alleys, ways, passages, vaults, water courses, strips and gores of land now or hereafter adjoining or used or intended to be used in connection with all or any part of the property described in paragraphs (A),
(B), (C) and (D) hereof;

     (F) TOGETHER WITH all easements, rights-of-way and rights of use or passage (whether public or private), estates, interests, benefits, powers, rights (including, without limitation, any and all lateral support, drainage, slope, riparian, littoral, sewer, water, air, oil, gas, mineral and subsurface rights), privileges, claims, franchises, licenses, profits, rents, royalties, tenements, hereditaments, reversions, remainders and appurtenances of every nature whatsoever in any way now or hereafter belonging, relating or appertaining to all or any part of the property described in paragraphs (A), (B), (C), (D) and
(E) hereof (all rights and interests described in clauses (A), (B), (C), (D), (E) and (F) being collectively referred to herein as the "Premises");

     (G) TOGETHER WITH (1) any and all judgments, settlements, claims, awards, insurance proceeds and other proceeds and compensation, and any interest thereon (collectively, "Compensation"), now or hereafter made or payable in connection with (a) any casualty or other damage to all or any part of the property described in paragraphs (A), (B), (C), (D), (E) and (F) hereof, (b) any condemnation proceedings affecting any such property or any rights thereto or any interest therein, (c) any damage to or taking of any such property or any rights thereto or any interest therein arising from or otherwise relating to any exercise of the power of eminent domain (including, without limitation, any and all Compensation for change of grade of streets or any other injury to or decrease in the value of any such property), or (d) any conveyance in lieu of or under threat of any such taking, (2) any and all proceeds of any sale, assignment or other disposition of any such property or any rights thereto or any interest therein, (3) any and all proceeds of any other conversion (whether voluntary or involuntary) of any such property or any rights thereto or any interest therein into cash or any liquidated claim, and (4) any and all option rights, contract rights, permits, licenses, approvals, actions and rights in action now or hereafter arising from or relating to any such property (including, without limitation, all rights of the Company in and to insurance proceeds and any and all contracts and bonds relating to operation, maintenance, construction, renovation, restoration, repair, management or security of any such property);

     (H) TOGETHER WITH all leasehold estates, right, title and interest of the Company in any and all leases, subleases, management agreements, arrangements, concessions or agreements relating to the use or occupancy of the Premises or any portion thereof and all rents of and from all or any part of the foregoing whether now or hereafter payable or accruing (including, without limitation, any and all money and other consideration paid or payable from time to time by any and all tenants, licensees, occupants or other users of any such property), and all rights of the Company or any other Person to collect and receive the same; provided, however, that permission is hereby given to the Company, so long as no Event of Default (as hereinafter defined) shall have occurred, to collect and use such rents, but not before, they become due and payable, which permission shall terminate immediately, without the necessity of any action by the Trustee, upon the occurrence of any Event of Default;

     (I) TOGETHER WITH (1) all right, title and interest of the Company (whether as seller, purchaser or otherwise) in and to any and all agreements now or hereafter relating to any purchase, sale, occupancy or other transfer of all or any part of the property described in paragraphs (A), (B), (C), (D), (E), (F),
(G) and (H) hereof (whether or not such purchase, sale, occupancy or other transfer shall be completed), and (2) all right, title and interest of the Company (whether as lessor, lessee or otherwise) in and to any and all leases, subleases, use, occupancy and similar agreements (including, without limitation, oil, gas and mining leases) now or hereafter relating to all or any part of the property described in paragraphs (A), (B), (C), (D), (E) and
(F) hereof (each being referred to in this paragraph as a "lease"), together with any and all guaranties and security of, for or otherwise relating to any such lease (including, without limitation, any and all right, title and interest of the Company in and to property of any tenant or other Person, whether such right, title and interest shall have arisen under applicable law or under any such lease or other arrangement) and together with all rent and other consideration (whether monetary or otherwise) now or hereafter payable or accruing under or in connection with any such lease (including, without limitation, any and all cancellation or termination payments and any and all damages payable in connection with any default), subject, however, to the conditional permission given to the Company to collect and use the rents, royalties, issues, profits, revenues, income and other benefits arising under any such lease as provided above and, so long as no Event of Default has occurred, to possess, control, manage, operate and otherwise deal with the property described in paragraphs (A), (B), (C), (D), (E), (F), (G) and (H) hereof;

     (J) TOGETHER WITH any and all right, title and interest of the Company in all reciprocal easement agreements, operating agreements and any other agreements affecting the Land and Improvements; and

     (K) TOGETHER WITH any and all further or greater estate, right, title, interest, claim and demand of the Company, of whatever character (whether vested or contingent and whether now owned or hereafter acquired), in and to any of the property described in the foregoing paragraphs or any rights or interests appurtenant thereto.

     BUT SPECIFICALLY RESERVING AND EXCEPTING (as the same were reserved and excepted from the lien of the First Mortgage) from this Indenture and the grant, conveyance, mortgage, transfer and assignment herein all Excepted Property.

     All of the property described in the paragraphs (A), (B), (C), (D), (E),
(F), (G), (H), (I), (J) and (K) above, and each item of property therein described is collectively referred to in this Indenture as the "Described Property".

     TO HAVE AND TO HOLD all such properties, rights and interests in property granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed or in which a security interest has been granted by the Company in this Indenture or intended or agreed to be so granted, together with all the appurtenances thereto, unto the Trustee and its successors and assigns forever.

     SUBJECT, HOWEVER, as to the properties, rights and interests in property severally embraced therein or affected thereby, to the First Mortgage for so long as any First Mortgage Bonds are outstanding, and to other Permissible Encumbrances;

     BUT IN TRUST, nevertheless, for the equal and proportionate benefit and security of all present and future holders of the Bonds issued hereunder and to be issued hereunder and secured by the Lien of this Indenture, and to secure the payment of the principal of, premium, if any, and interest on, and other fees, costs and expenses, if any, related to or arising under, the Bonds issued and Outstanding under this Indenture when payable in accordance with the provisions thereof and hereof, and to secure the performance by the Company, of, and its compliance with, the covenants and conditions of this Indenture without any preference, priority or distinction of any one Bond over any other Bond by reason of priority in the issue or negotiation thereof or otherwise.

     PROVIDED, HOWEVER, and these presents are upon the condition, that if the Company shall pay or cause to be paid the principal of, premium, if any, and interest on, and other fees, costs and expenses relating to or arising under, the Bonds at the times and in the manner therein and herein provided, or shall provide, in the manner permitted hereby, for the payment thereof, and if the Company shall also pay or cause to be paid all other sums payable hereunder by it and perform all of the covenants and comply with all of the conditions of this Indenture, then this Indenture and the estate and rights hereby granted shall cease, determine and be void, otherwise to be and remain in full force and effect.

     IT IS HEREBY COVENANTED AND AGREED, by and between the Company and the Trustee, that all Bonds are to be authenticated, delivered and issued, and that all Mortgaged Property is to be held, subject to the further covenants, conditions, uses and trusts hereinafter set forth, and the Company, for itself and its successors and assigns, does hereby covenant and agree to and with the Trustee and its successors in trust, for the benefit of those who shall hold Bonds, as follows:

                                   ARTICLE I


                                  DEFINITIONS

     Section 1.01.  Trust Indenture Act.
                    -------------------

  (a) Whenever this Indenture refers to a provision of the Trust Indenture Act of 1939, as amended ("TIA"), such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms incorporated in this Indenture have the following meanings:

     "indenture securities" means the Bonds.

     "indenture security holder" means a Holder.

     "indenture to be qualified" means this Indenture.

     "indenture trustee" or "institutional trustee" means the Trustee.

     "obligor" on the indenture securities means the Company or any other obligor on the Bonds.

     (b) All terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by a rule of the Securities and Exchange Commission have the meanings assigned to them in the TIA or such statute or rule as in force on the date of execution of this Indenture.

     Section 1.02.  Construction of Accounting Terms.
                    --------------------------------

  The accounting terms used in this Indenture shall be construed in accordance with Generally Accepted Accounting Principles.

     Section 1.03.  Definitions.
                    -----------

 For purposes of this Indenture, the following terms have the following meanings:

     "Accountant" means the Chief Accounting Officer, Controller, Assistant Controller, Treasurer or Assistant Treasurer of the Company or a Person who is qualified to pass upon accounting matters, who or which need not be a certified or public accountant and, unless required to be Independent, may be employed by or Affiliated with the Company.

     "Accountant's Certificate" means a certificate signed by an Accountant.

     "Accredited Investor Bonds" has the meaning given in Section 2.04(d).

     "Agent Members" has the meaning give in Section 2.04(e)(i).

     "Affiliate" means a Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, another Person; "Affiliated" has a meaning correlative to the foregoing.

     "Appraiser" means a Person engaged in the business of appraising property competent to determine the Fair Value or fair market value of the particular property in question, and who or which, unless required to be Independent, may be employed by or Affiliated with the Company.

     "Appraiser's Certificate" means a certificate signed by an Appraiser; any Appraiser's Certificate which is relied upon by an Independent Engineer, for purposes of an Independent Engineer's Certificate, shall be signed by an Independent Appraiser.

     "Authorized Newspaper" means a newspaper of general circulation in the relevant area, printed in the English language and customarily published on each Business Day; whenever successive publications in an Authorized Newspaper are required by this Indenture, such publications may be made on the same or different days and in the same or in different Authorized Newspapers.

     "Authorized Officer" means the Chairman of the Board, Chief Executive Officer, the President, a Vice President, the Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company.

     "Board" or "Board of Directors" means

     (1) with respect to a corporation, the board of directors of the corporation;

     (2) with respect to a partnership, the board of directors of the general partner of the partnership; and

(3) with respect to any other Person, the board or committee of such Person servicing a similar function.

    "Bond Register"   has the meaning given in Section 2.06(a).

     "Bond Registrar" has the meaning given in Section 2.06(a).

     "Bondable Property" means the Mortgaged Property as of July 15, 1999, plus any property acquired or constructed by the Company which is included in the Mortgaged Property after July 15, 1999, subject to the following provisions:

               (i)  Bondable Property:

               (A) need not consist of a specific or completed development, plant, betterment, addition, extension, improvement or enlargement, but may include construction work in progress and property in the process of purchase insofar as the Company shall have acquired legal title to such property, and may include the following:

                    (1) fractional and other undivided interests of the Company in property owned jointly or in common with other Persons, whether or not there are with respect to such property, other agreements or obligations on the part of the Company, if there is an effective bar against partition of such property which would preclude the sale of such property by any or all of such other Persons or the holder or holders of any lien or liens on the interest of any of such other Persons in such property, without the consent of the Company;

                    (2) engineering, economic, environmental, financial,
               geological and legal or other surveys, data processing equipment and software, preliminary to or associated with the acquisition or construction of property included or intended to be included in the Mortgaged Property; and

                    (3) property located over, on or under property owned by
               other Persons, including governmental or municipal agencies, bodies or subdivisions, under permits, licenses, easements, franchises and other similar privileges, if the Company shall have the right to remove the same; and

               (B) may include renewals, replacements and substitution of property not excluded from this definition of Bondable Property; but

               (C)  shall not include:

                    (1)  Excepted Property; or

                    (2) going concern value or good will.

               (ii) The "amount" of any Bondable Property means the lesser of the Cost or Fair Value of Bondable Property certified to the Trustee in an Engineer's Certificate (or in case such Fair Value shall not be required to be evidenced to the Trustee, the Cost thereof) minus, in the case of Bondable Property which is (A) owned by the Company subject to a Prior Lien on the date of this Indenture, or (B) acquired by the Company after July 15, 1999 subject to a Prior Lien (other than a Prior Lien to which such Bondable Property becomes subject, solely as a result of such acquisition, pursuant to an after-acquired property clause of such Prior Lien), the aggregate principal amount of the Prior Lien Bonds secured by such Prior Liens and (I) outstanding at July 15, 1999 and at the date of such acquisition, respectively, and (II) issued after such date, respectively.

               (iii) When any Bondable Property is certified to the Trustee in any Engineer's Certificate delivered with an application, and as a basis for the authentication and delivery of Bonds, the release of Mortgaged Property or the withdrawal of cash (except in the case of the release of Mortgaged Property, the withdrawal of cash representing the proceeds of insurance or the payment of or on account of obligations secured by purchase money mortgages, in each case on the basis of Bondable Property acquired or constructed within 90 days prior to the date of the application for such release or the receipt by the Trustee of such cash, or within 90 days subsequent to such application or receipt of cash),

                    (A) there shall be deducted from the Cost or Fair Value of such Bondable Property, as the case may be (as evidenced in such application), an amount equal to the aggregate Cost of all Bondable Property retired on and after July 15, 1999, minus the aggregate Cost of all Bondable Property acquired or constructed by the Company which is included in the Mortgaged Property after such date, and has been Bonded as the basis for the withdrawal of cash pursuant to Section 11.01(a)(i)(B), and

                    (B) there may, at the option of the Company, be added to
               such Cost or Fair Value, as the case may be, the sum of

                         (1) all or any portion which the Company then elects to
                    add to the total of (aa) the fair market value in cash, as set forth in an Appraiser's Certificate dated the date of such application, of the unpaid principal amount of any obligations (which are not in default) secured by purchase money mortgages and Governmental Obligations, plus (bb) any cash, then held by the Trustee, in either case representing the proceeds of insurance on, or of the release or other disposition of, Bondable Property retired; and

                         (2) the principal amount of any Bonds which the Company
                    then elects so to add, the right to the authentication and delivery of which under Article IV or Article VI shall have been waived as a basis for the release of Bondable Property retired except to the extent that such Bondable Property shall have been released in accordance with Section 10.05 or 10.06;

provided, however, that neither any reduction in the Cost or Fair Value of property recorded in an account of the Company nor the transfer of any amount from such an account to another such account shall be deemed to be Bondable Property retired.

     "Bonded" or "Bonding" as applied to Bonds, Prior Lien Bonds or Bondable Property means that such Bonds, Prior Lien Bonds or Bondable Property are within one or more of the following classes:

               (i) the aggregate amount of Bondable Property that has been used as a basis for the authentication and delivery of Bonds pursuant to
     Article III or the withdrawal of cash pursuant to Section 11.01;

               (ii) Bonds that have been used as a basis for the authentication and delivery of Bonds pursuant to Article IV or the withdrawal of cash pursuant to Section 11.01, and Bonds and Prior Lien Bonds paid, purchased or redeemed with moneys applied or used by the Trustee pursuant to Section 11.01;

               (iii) Bonds and Prior Lien Bonds that have been used as a basis for a waiver by the Company, pursuant to Section 10.05 or 10.06, of its right to the authentication and delivery of Bonds pursuant to Article IV or
     Article VI;

               (iv) Bonds, Prior Lien Bonds and Bondable Property that have been allocated or used as a basis for any credit or action or pursuant to any provision of, or retired through the operation of, any sinking, improvement, maintenance, replacement or analogous fund for any series of Bonds; provided, however, that any such Bonds, Prior Lien Bonds or Bondable Property so allocated or used shall be reinstated as Unbonded when all of the Bonds of the series of Bonds for the benefit of which such fund was established are retired; and provided, further, that Bondable Property shall not be deemed "Bonded" merely by virtue of its acquisition or extension in satisfaction of any Renewal Fund obligations under (and as defined in) the First Mortgage or any analogous provisions of any other Prior Lien; or

               (v) Prior Lien Bonds that have been (A) used as a basis for the authentication and delivery of Bonds pursuant to Article VI or the withdrawal of cash pursuant to Section 11.01, (B) used as a basis for the issuance of Prior Lien Bonds under such Prior Lien or (C) used as a basis for the release of property or the withdrawal of cash under any Prior Lien.

All Bondable Property which shall be retired, abandoned, destroyed, released or otherwise disposed of shall be deemed Bondable Property retired, but as in this Indenture provided may at any time thereafter again become Bondable Property.

     "Bonds" means bonds authenticated and delivered under this Indenture.

     "Business Day" means any day that is not a Saturday, Sunday or other day on which banks located in Rutland, Vermont or in the city where the Trustee maintains its principal office and place of business are required or authorized to be closed.

     "Company" means Central Vermont Public Service Corporation, a Vermont corporation, and its successors and assigns.

     "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of this Indenture is located at 101 Barclay Street, Floor 21 West, New York, New York 10286.

     "Cost" means the actual cost to the Company of any property, which cost shall include (i) cash or its equivalent, including without limitation all costs and allowances for funds used during the construction thereof, and other deferred costs relating to such construction, but only to the extent permitted by Generally Accepted Accounting Principles or accounting orders from any governmental regulatory commission, (ii) the fair market value in cash (as of the date of delivery) of any securities delivered in connection with the acquisition of such property, (iii) the principal amount of any Prior Lien Bonds secured by a Prior Lien upon such property at the time of its acquisition unless such principal amount of Prior Lien Bonds has previously been used in determining the Cost of other property subject to such Prior Lien and (iv) the principal amount of any other indebtedness incurred or assumed in connection with the acquisition of such property; the Cost of property acquired by the Company without consideration or by in-kind exchange, or by merger, consolidation or dissolution shall be deemed to be the Fair Value thereof at the date of its acquisition.

     "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

     "Depositary" means, with respect to Bonds of any series for which the Company shall determine that such Bonds will be issued as a Global Bond, The Depository Trust Company, New York, New York, another clearing agency or any successor registered as a clearing agency under the Exchange Act or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either Section 2.04 or 2.06.

     "Described Property" has the meaning given in the granting clauses in this Indenture.

     "Engineer" means a Person engaged in the engineering business, and who or which, unless required to be Independent, may be employed by or Affiliated with the Company, except that an Independent Engineer shall sign Engineer's Certificates delivered in connection with the release of Mortgaged Property pursuant to Section 10.03, 10.04, 10.05, 10.06 or 10.07, if the Fair Value of the Mortgaged Property to be released and of all other Mortgaged Property released since the commencement of the then current calendar year, or the Fair Value of any purchase money obligations or Governmental Obligations included in the consideration for such release and of all other securities made a basis of any authentication and delivery of Bonds, withdrawal of cash or release of Mortgaged Property under this Indenture since the commencement of the then current calendar year, as set forth in Engineer's Certificates required pursuant to Article X of this Indenture, is 10% or more of the aggregate principal amount of Bonds at the time Outstanding, unless the Fair Value of the Mortgaged Property to be released or of any purchase money obligations or Governmental Obligations included in the consideration for such release and of all other securities made a basis of any authentication and delivery of Bonds, withdrawal of cash or release of Mortgaged Property, as set forth in such Engineer's Certificate, is, in each case, less than $25,000 or less than 1% of the aggregate principal amount of Bonds at the time of Outstanding.

     "Engineer's Certificate" means a certificate signed by an Engineer.

     "Event of Default" means any event specified in Section 12.01(a) and, with respect to any series of Bonds, any event identified as an "Event of Default" in the supplemental indenture pursuant to which such series of Bonds are issued.

     "Excepted Property" means all of the following described property, whether now owned or hereafter acquired by the Company, except (so long as any First Mortgage Bonds are outstanding) to the extent subject to the lien of the First
Mortgage:

               (i) all cash, shares of stock, bonds, notes and other obligations and securities not deposited, or required to be deposited, with the Trustee by the express provisions of this Indenture;

               (ii) all bills, notes and other instruments and accounts receivable, judgments, demands, general intangibles and choses in action, and all contracts, leases and operating agreements not pledged or required to be pledged with the Trustee;

               (iii) all merchandise, equipment, spare parts, tools, materials, supplies and fuel held for sale or other disposition in the ordinary course of business or for use or consumption in, or in the operation of, any properties of, or for the benefit of, the Company, or held in advance of use thereof for maintenance, replacement or fixed capital purposes;

               (iv) all electricity, gas, steam, water, ice and other materials, products or services generated, manufactured, produced, provided or purchased by the Company for sale or distribution or used or to be used by the Company;

               (v) all railcars, aircraft, watercraft, automobiles, buses, trucks, tractors, trailers and similar vehicles and movable equipment, and all components, spare parts, accessories, supplies and fuel used or to be used in connection with any of the foregoing;

               (vi)   all office furniture and office equipment;

               (vii) the last day of the term of any lease or leasehold now owned or hereafter acquired by the Company which is specifically subjected to the Lien of this Indenture;

               (viii) all timber, crops, sand, gravel, rocks, earth, natural gas, oil, coal, uranium and other products or components of land and minerals, harvested, mined or extracted from or otherwise separated from the earth, or lying or being upon, within or under any properties of the Company, including Mortgaged Property, and timber, crops, gravel, sand, rocks, earth, gas, oil, coal, uranium and other land and mineral rights, leases and royalties and income therefrom, and rights to explore for minerals;

               (ix) except as the same may be specifically subjected to the Lien of this Indenture, all nuclear fuel, cores and materials;

               (x) all satellites and other equipment and materials used or to be used in outer space; all business machines; all communications equipment; all computer equipment; all record production, storage and retrieval equipment; all telephone properties or equipment; and all components, spare parts, accessories, programs and supplies used or to be used in connection with any of the foregoing;

               (xi) all real or personal property which meets all of the following conditions:

               (A)   is not specifically described in this Indenture,

               (B) is not specifically subjected or required to be subjected to the Lien of this Indenture by any express provision of this Indenture, and

               (C) is not used or to be used as an integral part of one or more of the Primary Purposes of the Company's Business, or in connection with the operation of any property specifically subjected or required to be subjected to the Lien of this Indenture by the express provisions of this Indenture;

               (xii)  the Company's franchise to be a corporation;

               (xiii) all books and records;

               (xiv)  Pollution Control Facilities; and

               (xv) so long as any First Mortgage Bonds remain Outstanding, all other property of the Company that is not subject to the lien of the First Mortgage.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fair Value" when applied to property means its fair value as determined without deduction for any Prior Liens upon such property, which fair value may be determined without physical inspection by use of accounting or engineering records and other data maintained by, or available to, the Company.

     "First Mortgage" means the Mortgage of the Company dated October 1, 1929, to Old Colony Trust Company, as Trustee, as from time to time amended and supplemented, under which Indenture State Street Bank and the Trust Company is now serving as second successor trustee, as more particularly described in paragraph (B) of the granting clauses in this Indenture.

     "First Mortgage Bonds" means the securities and other Indebtedness issued from time to time pursuant to the First Mortgage.

     "Generally Accepted Accounting Principles" means generally accepted accounting principles in use at June 30, 1999, or, at the option of the Company, other generally accepted accounting principles which are in use at the time of their determination; in determining generally accepted accounting principles, the Company may, but shall not be required to, conform to any accounting order, rule or regulation of any regulatory authority having jurisdiction over the operations of the Company.

     "Global Bonds" has the meaning given in Section 2.04(e)(i).

     "Governmental Obligations" means direct obligations of or obligations unconditionally guaranteed by the federal government or any political subdivision of the United States of America, any agency, department or any other administrative authority or instrumentality thereof, including without limitation, any local or other governmental agency or other authority within the United States of America.

     "Holder" means the bearer of a definitive Bond or the Registered Holder of a Registered Bond.

     "Indenture" means this instrument and all Supplemental Indentures; all references to "herein", "hereof" and "hereunder" shall respectively mean in, of or under this Indenture.

     "Independent" when used with respect to any specified Person means a Person selected by the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer or a Vice President of the Company and approved by the Trustee, who (i) is in fact independent, (ii) does not have any direct financial interest or any material indirect financial interest in the Company or in any other obligor on the Bonds or in any Affiliate of the Company or any such other obligor and (iii) is not connected with the Company or such other obligor as an Affiliate or an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

     "Investment Securities" means any of the following obligations or securities on which neither the Company nor any of its subsidiaries is the obligor: (a) bonds or other obligations of the United States of America; (b) interest bearing deposit accounts (which may be represented by certificates of deposit) in national or state banks having a combined capital and surplus of not less than $10,000,000, or savings and loan associations having total assets of not less than $40,000,000; (c) bankers' acceptances drawn on and accepted by commercial banks (which may include the Trustee) having a combined capital and surplus of not less than $10,000,000; (d) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, any state of the United States of America or the District of Columbia, or any political subdivision of any of the foregoing, which are rated in any of the three highest rating categories by a nationally recognized rating agency; (e) bonds or other obligations of any agency or instrumentality of the United States of America; (f) commercial or finance company paper which is rated in any of the three highest rating categories by a nationally recognized rating agency; (g) corporate debt securities rated in any of the three highest rating categories by a nationally recognized rating agency; (h) repurchase agreements with banking or financial institutions having a combined capital and surplus of not less than $10,000,000 (which may include the Trustee) with respect to any of the foregoing obligations or securities; and (i) any other obligations or securities which may lawfully be purchased by the Trustee.

     "Legend" has the meaning given in Section 2.06(d).

     "Lien of this Indenture" means the lien created by this instrument (including the lien on property acquired after the date of the execution of this Indenture) and the lien created by any subsequent conveyance to the Trustee, whether made by the Company or any other Person, effectively constituting any property a part of the security held by the Trustee for the benefit of the holders of all Outstanding Bonds.

     "Liquidated Damages", if applicable to any series of Bonds, has the meaning given in the Supplemental Indenture pursuant to which such series of Bonds is issued.

     "Make Whole Premium", if applicable to any series of Bonds, has the meaning given in the Supplemental Indenture pursuant to which such series of Bonds is issued.

     "Mortgaged Property" means as of any particular time all of the property that is used or to be used for one or more of the Primary Purposes of the Company's Business, and any other property (including securities and cash held by the Trustee pursuant to this Indenture) which at such time is subject, or is intended by the terms of this Indenture to be subject, to the Lien of this Indenture, however created, including (i) all Described Property, and (ii) all of such property which is acquired by the Company after June 30, 1999 and (iii) all property described in Supplemental Indentures, but Mortgaged Property shall not include Excepted Property.

     "Officer's Certificate" means a certificate signed by the principal executive officer, principal financial officer or principal accounting officer of the Company.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, Chief Executive Officer, President, a Vice-President of the Company and the Chief Financial Officer, the Chief Accounting Officer, Treasurer, an Assistant Treasurer, the Controller or Assistant Controller of the Company.

     "Operating Bank" means the Person acting, at the time of determination, as the operating bank under this Agreement. The initial Operating Bank is the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company.

     "Outstanding" means as of any particular time with respect to Bonds, all Bonds which theretofore have been authenticated and delivered by the Trustee under this Indenture, except (i) Bonds theretofore paid, retired, redeemed, discharged or canceled, or Bonds for the purchase, payment or redemption of which moneys or Governmental Obligations in the necessary amount shall have been deposited with, or shall then be held by, the Trustee with irrevocable direction to apply such moneys or the proceeds of such Governmental Obligations to such purchase, payment or redemption, provided that, in the case of redemption, the notice required by Article IX shall have been given or provided for to the satisfaction of the Trustee, (ii) Bonds deposited with or held in pledge by the Trustee under this Indenture, including any Bonds so held under any sinking, improvement, maintenance, replacement or analogous fund, and (iii) Bonds authenticated and delivered upon transfer of which or in exchange or substitution for and/or in lieu of which other Bonds have been authenticated and delivered.

     "Permissible Encumbrances" means as of any particular time any of the following:

               (i) the Lien of this Indenture and all liens and encumbrances junior thereto;

               (ii) liens for taxes or assessments by governmental bodies and liens for worker's compensation awards and similar obligations not yet due or the payment of which is being contested in good faith by the Company;

               (iii) any right of any municipal or other governmental body or agency, by virtue of any franchise, grant, license, permit, contract or statute, to occupy, purchase or designate a purchaser of, or to order the sale of, any Mortgaged Property upon payment of reasonable compensation therefor, or to modify or terminate any franchise, grant, license, permit, contract or other right, or to regulate the property and business of the Company;

               (iv) liens and charges incidental to construction or current operations of the Company which are not delinquent or, whether or not delinquent, are being contested in good faith by the Company;

               (v) easements, rights of way, restrictions, exceptions or reservations, and zoning ordinances, regulations and restrictions, with respect to any property or rights of way of the Company, which do not materially impair the use of such property or rights of way for the purposes for which such property or rights of way are held by the Company;

               (vi) irregularities in or defects of title to any property or rights of way of the Company, which do not materially impair the use of such property or rights of way for the purposes for which such property or rights of way are held by the Company;

               (vii) liens securing obligations neither (A) assumed by the Company nor (B) on account of which it customarily pays interest, directly or indirectly, existing upon real estate, or rights in or relating to real estate acquired by the Company for rights of way for lines, structures and appurtenances thereto;

               (viii) party-wall agreements and agreements for and obligations relating to the joint or common use of property owned solely by the Company or owned by the Company in common or jointly with one or more parties, provided such agreements or obligations do not materially interfere with the use of the property by the Company;

               (ix) liens securing indebtedness incurred by a Person, other than the Company, which indebtedness has been neither assumed nor guaranteed by the Company nor on which it customarily pays interest, existing on property which the Company owns jointly or in common with such Person or such Person and others, if there is an effective bar against partition of such property, which would preclude the sale of such property by such other Person or the holder of such lien without the consent of the Company;

               (x) any attachment, judgment and other similar lien arising in connection with court proceedings (A) in an amount not in excess of the greater of $10,000,000 or 10% of the principal amount of the Outstanding Bonds at the time such attachment, judgment or lien arises, or (B) the execution of which has been stayed or which has been appealed and secured, if necessary, by an appeal bond;

               (xi) the burdens of any law or governmental rule, regulation, order or permit requiring the Company to maintain certain facilities or to perform certain acts as a condition of its occupancy or use of, or interference with, any public or private lands or highways or any river, stream or other waters;

               (xii) any duties or obligations of the Company to any federal, state or local or other governmental authority with respect to any franchise, grant, license, contract or permit which affects any Mortgaged Property;

               (xiii) liens in favor of a government or governmental entity securing (A) payments pursuant to a statute (other than taxes and assessments) or (B) indebtedness incurred to finance all or part of the purchase price or Cost of construction of the property subject to such lien;

               (xiv) any other liens or encumbrances of whatever nature or kind which, in the Opinion of Counsel, do not, individually or in the aggregate, materially impair the Lien of this Indenture or the security afforded thereby for the benefit of the Holders;

               (xv) any trustee's lien under this Indenture or the interest of the Trustee in any "securities entitlement" (as defined in Section 8-102(1)(17) of the UCC) in any Securities Account established pursuant to this Indenture;

               (xvi)  the lien of the First Mortgage;

               (xvii) any other Prior Lien if (A) at the time of the acquisition by the Company of the Mortgaged Property subject to such other Prior Lien, the Cost or Fair Value, whichever is less, of such Mortgaged Property is at least equal to the principal amount of the obligations secured by such other Prior Lien, (B) all other liens on such Mortgaged Property, except for Permissible Encumbrances, shall have been discharged at the time of such acquisition and (C) such other Prior Lien shall not attach to any other Mortgaged Property other than pursuant to an after-acquired property clause of such other Prior Lien; but, if the Company, as successor corporation, shall have executed a Supplemental Indenture relating thereto in accordance with Article XIII, the extension of such other Prior Lien to Mortgaged Property subsequently acquired by the Company shall be permitted notwithstanding the foregoing limitation; and

               (xviii)  liens on any Excepted Property.

For the purpose of this Indenture, no mortgage or other lien on any property of the Company shall be considered as a "mortgage," "lien," "charge" or "encumbrance" if moneys or Governmental Obligations sufficient to pay or redeem the indebtedness secured by such mortgage or lien shall be held in trust for such purpose by the Trustee or by the trustee, mortgagee or other holder of such mortgage or lien; the sufficiency of such moneys or Governmental Obligations shall be evidenced to the Trustee by an Accountant's Certificate.

     "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Pollution Control Facilities" means the facilities of the Company or its subsidiaries financed by certain development bonds, including the Millstone Pollution Control Bonds, the Seabrook Pollution Control Bonds and the East Barnet Hydroelectric Revenue Bonds, issued by development authorities in Connecticut, New Hampshire and Vermont, respectively.

     "Primary Purposes of the Company's Business" means either the production or furnishing, or the production and furnishing, and the purchase, sale, transmission and distribution, for or on behalf of itself or others, of electricity, water, steam or fuel in any form and for any purpose, or the furnishing of telephonic and other communication services or sewage services.

     "Prior Lien" means the First Mortgage and any other mortgage, lien, charge, encumbrance, security interest on or in, or pledge of, any Mortgaged Property existing both at and immediately prior to the time of the acquisition by the Company of such Mortgaged Property, or created as a purchase money mortgage on such Mortgaged Property at the time of its acquisition by the Company, in each case ranking prior to or on a parity with the Lien of this Indenture.

     "Prior Lien Bonds" means First Mortgage Bonds and all other indebtedness (including the evidences thereof), if any, secured by a Prior Lien.

     "Registered Bond" means any Bond registered as to both principal and interest or as to principal only in the Bond Register maintained pursuant to
Section 2.06.

     "Registered Holder" means the Person or Persons in whose name or names the particular Registered Bond shall be registered on the books of the Company kept for that purpose in accordance with the terms of this Indenture.

     "Responsible Officer" shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

     "Retired" means as of any particular time Bonds and Prior Lien Bonds theretofore but after June 30, 1999, paid, retired, redeemed, canceled or otherwise discharged, or for the purchase, payment, retirement or redemption of which moneys or Governmental Obligations in the necessary amount shall have been deposited with, or shall then be held by, the Trustee with respect to Bonds, or the trustee or mortgagee under the Prior Lien which secures such Prior Lien Bonds, with respect to Prior Lien Bonds, in each case with irrevocable direction to apply such moneys or the proceeds of such Governmental Obligations to such purchase, payment, retirement or redemption; provided that, in the case of redemption of Bonds, the notice required by Article IX shall have been given or provided for to the satisfaction of the Trustee.

     "Rule 144A Global Bond" has the meaning given in Section 2.04(d).

     "Securities Account" means a securities account as defined in Section 8-501(a) of the UCC maintained in the name of the Trustee as "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC) on the books and records of the Operating Bank or another Securities Intermediary in the State of New York.

     "Securities Intermediary" means any "securities intermediary" of the Trustee as defined in 31 C.F.R. Section 357.2 or Section 8-102(a)(14) of the UCC.

     "Supplemental Indenture" means any supplemental indenture hereafter duly authorized and approved by the Board and entered into between the Company and the Trustee in accordance with this Indenture.

     "TIA" has the meaning given to such term in Section 1.01.

     "Trustee" means the Person named as Trustee in the first paragraph of this Indenture and any successor thereto pursuant to Section 14.14.

     "UCC" means the Uniform Commercial Code of the State of New York, as in effect from time to time.

     "Unbonded" as applied to Bonds, Prior Lien Bonds or Bondable Property means that such Bonds, Prior Lien Bonds or Bondable Property are not Bonded.

                                  ARTICLE II

             FORMS, EXECUTION, REGISTRATIONS AND EXCHANGE OF BONDS

     Section 2.01.  Series and Form of Bonds. At the option of the Company,
                    ------------------------
Bonds may be issued under this Indenture in one or more series and in an unlimited amount, the Bonds of each series to mature on such date or dates and bear interest, if any, at such rate or rates (which may be based on a formula or otherwise change from time to time prior to maturity of any such Bonds) as shall be set forth in a Supplemental Indenture authorized by the Board prior to the authentication of such Bonds. The form of each series of Bonds shall be set forth in a Supplemental Indenture. The Bonds of any one or more series may be expressed in one or more foreign languages, if also expressed in the English language. The English text shall govern the construction thereof and both or all texts shall constitute only a single obligation. The English text of the definitive Bonds, Registered Bonds and the Trustee's authentication certificate shall be in the form set forth in a Supplemental Indenture; provided, however, that the form of each series of Bonds shall specify the descriptive title of such series of Bonds (which title shall contain the words "Mortgage Bond"), the designation of such series, the rate or rates of interest, if any, or the method by which such rate or rates are determined, to be borne by the Bonds of such series, the coin or currency, including composite currencies such as the European currency unit, in which payable (which need not be coin or currency of the United States of America), the date or dates of maturity, the dates for the payment of interest, and a place or places (which need not be in the United States of America) and the means (which may include mail) for the payment of principal of, premium, if any, and interest on such Bonds. Any series of Bonds to the extent issued in registered form may provide for record dates for the payment of interest. Any series of Bonds may also have such omissions or modifications or contain such other provisions not prohibited by this Indenture as may be set forth in a Supplemental Indenture.

     The Bonds of each series shall be issuable in registered form without coupons. Definitive Bonds shall be produced in such manner as shall be determined by the officers executing such Bonds, as evidenced by their execution thereof.

     Section 2.02.  Kinds and Denominations of Bonds. Any series of Bonds may be
                    --------------------------------
executed, authenticated and delivered originally as definitive Bonds and/or as Registered Bonds, of such denomination or denominations as may be specified in a Supplemental Indenture or a Board resolution.

     Section 2.03.  Dates of and Interest on Bonds. Unless otherwise
                    ------------------------------
specifically provided in a Supplemental Indenture with respect to a series of Bonds, each Registered Bond shall be dated as of the date of its authentication; provided, however, that if any Registered Bond shall be authenticated and delivered upon a transfer of, or in exchange for or in lieu of, any Bond or Bonds upon which interest is in Default, it shall be dated so that such Bond shall bear interest from the last preceding date to which interest shall have been paid on the Bond or Bonds in respect of which such Registered Bond shall have been delivered, unless otherwise specifically provided with respect to a series of Bonds. Unless other provisions (including, but not limited to, provisions establishing record dates for the payment of interest) are specifically provided in a Supplemental Indenture with respect to a series of Bonds, (a) the Registered Bonds of such series shall bear interest, if any, from the beginning of the interest period for such series during which such Bonds were authenticated, and (b) the first interest period for each series of Bonds shall begin on the date of their issuance. The definitive Bonds of each series, if any, shall be dated as of such date as may be set forth in a Supplemental Indenture and designated in the form of Bond established for such series.

     Section 2.04.  Printing, Execution and Authentication of Bonds. (a) The
                    -----------------------------------------------
Bonds shall, subject to the provisions of Section 2.07, be printed on steel engraved borders or fully or partially engraved, or legibly typed, as the proper officers of the Company may determine, and shall be signed on behalf of the Company by an Authorized Officer and need not be attested. The signature of the Authorized Officer upon the Bonds may be in the form of a facsimile signature of a present or any future Authorized Officer and may be imprinted or otherwise reproduced on the Bonds and for that purpose the Company may use the facsimile signature of any Person who shall have been an Authorized Officer, notwithstanding the fact that at the time the Bonds shall be authenticated and delivered or disposed of that Person shall have ceased to be an Authorized Officer.

         (b) Only such Bonds as shall bear thereon a certificate of authentication substantially in the form established for such Bonds, executed manually by an authorized signatory of the Trustee, or by any Authenticating Agent with respect to such Bonds, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate executed by the Trustee, or by any Authenticating Agent appointed by the Trustee with respect to such Bonds, upon any Bonds executed by the Company shall be conclusive evidence that the Bond so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Bonds of any series executed by the Company to the Trustee for authentication, together with a written order of the Company for the authentication and delivery of such Bonds, signed by an Authorized Officer, and the Trustee in accordance with such written order shall authenticate and deliver such Bonds.

          In authenticating such Bonds and accepting the additional responsibilities under this Indenture in relation to such Bonds, the Trustee shall be entitled to receive, and (subject to Section 14.01) shall be fully protected in relying upon (i) an Opinion of Counsel and (ii) an Officers' Certificate, each stating that the form and terms thereof have been established in conformity with the provisions of this Indenture. Each Opinion of Counsel and Officers' Certificate delivered pursuant to this Section 2.04 shall include all statements prescribed by Section 21.01(a). If all the Bonds of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel and Officers' Certificate at the time of issuance of each Bond, but such opinion and certificate shall be delivered at or before the time of issuance of the first Bond of such series to be issued.

          (c) Any of the Bonds may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with the rules of any securities market in which the Bonds are admitted to trading, or to conform to general usage.

          (d) Bonds offered and sold in reliance on Rule 144A under the Securities Act ("Rule 144A") shall be issued in the form of one or more
                 ---------
permanent Global Bonds (the "Rule 144A Global Bonds") for each series of Bonds
                             ----------------------
in definitive, fully registered form without interest coupons substantially in the form of the Bond in the relevant Supplemental Indenture with such legends as may be applicable thereto in accordance with the form of such Bond deposited with the Trustee, at the Corporate Trust Office, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Rule 144A Global Bonds with respect to any series of Bonds may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary, and the Depositary or its nominee, as the case may be, as hereinafter provided.

        Bonds offered and sold to institutions that are "accredited investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) of the Securities Act in reliance on an exemption from registration under the Securities Act shall be issued in the form of certificated Bonds (the "Accredited Investor Bonds") in
                                               -------------------------
definitive, fully registered form without interest coupons substantially in the form of the Bond in the relevant Supplemental Indenture with such legends as may be applicable thereto, duly executed by the Company and authenticated and delivered by the Trustee as hereinafter provided.

        (e) (i) This Section 2.04(e)(i) shall apply only to Bonds in global form ("Global Bonds") deposited with the Depositary.
            ------------

        The Company shall execute and the Trustee shall, in accordance with this
Section 2.04(e)(i), authenticate and deliver Global Bonds for each series of Bonds that (a) shall be registered in the name of the Depositary for such Global Bonds or the nominee of such Depositary, (b) shall be deposited on behalf of Agent Members (as defined herein) with the Trustee as custodian for the Depositary and (c) shall bear legends substantially to the following effect:

          "UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF [INSERT NAME AND ADDRESS OF DEPOSITARY] TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND IS REGISTERED IN THE NAME OF [INSERT NAME OF NOMINEE OF DEPOSITARY], OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [INSERT NAME OF DEPOSITARY] (AND ANY PAYMENT IS MADE TO [INSERT NAME OF NOMINEE OF DEPOSITARY]) OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [INSERT NAME OF DEPOSITARY]), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, [INSERT NAME OF NOMINEE OF DEPOSITARY], HAS AN INTEREST HEREIN".

          "TRANSFERS OF THIS BOND SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF [INSERT NAME OF DEPOSITARY] OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS BOND SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.06 OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF".

          Members of, or participants in, a Depositary ("Agent Members") shall
                                                         -------------
have no rights under this Indenture with respect to any Global Bond held on their behalf by the Depositary or under any Global Bond, and the Depositary may be treated by the Company, the

Trustee, and any agent of the Company or the Trustee as the absolute owner of such Global Bond for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any security.

        (ii) This Section 2.04(e)(ii) shall apply only to Rule 144A Global Bonds, any certificated Bonds issued in accordance with Section 2.05 hereof in exchange therefore (and any certificated securities issued to qualified institutional buyers in exchange therefore) and to Accredited Investor Bonds.

        The Company shall execute and the Trustee shall, in accordance with this
Section 2.04(e)(ii), authenticate and deliver Rule 144A Global Bonds, certificated Bonds issued in accordance with Section 2.05 hereof in exchange therefore (and any certificated securities issued to qualified institutional buyers in exchange therefore) and Accredited Investor Bonds for each series of Bonds that shall bear legends substantially to the following effect:

          "THIS BOND (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

          (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT)(A "QIB"),

          (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS BOND EXCEPT (A) TO THE COMPANY (INCLUDING ANY OF THE COMPANY'S SUBSIDIARIES), (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND THE DELIVERY TO THE TRUSTEE OF SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF

          THE SECURITIES ACT) OR (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND

          (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS BOND OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.


     Section 2.05.  Global Bonds. (a) Except for a transfer pursuant to the
                    ------------
provisions of Section 2.06(b)(iii) hereof, portions of a Global Bond of any series deposited with the Depositary pursuant to Section 2.04 shall be transferred in certificated form to the beneficial owners thereof only if such transfer complies with Section 2.06 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Bond or if at any time such Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary is not appointed by the Company within 90 days of such notice, (ii) a Default or Event of Default has occurred and is continuing with respect to the Bonds of such series and payment of principal thereof and interest thereon has been accelerated and the owners of beneficial interests in the Global Bonds with fractional undivided interests aggregating not less than a majority interest advise the Trustee, the Company and the Depositary through Agent Members in writing that the continuation of a book-entry system through the Depositary or its successors is no longer in their best interest or (iii) the Company, at its option, elects to cause the issuance of certificated bonds in lieu of such Global Bond and so notifies the Trustee in writing.

           (b) Portions of any Global Bond of any series that are transferable to the beneficial owners thereof pursuant to this Section 2.05 shall be surrendered by the Depositary to the Trustee at its New York office for registration of transfer, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such registration of transfer of each portion of such Global Bond, an equal aggregate principal amount of Bonds of such series of authorized denominations. Any portion of a Global Bond whose registration is transferred pursuant to this Section 2.05 shall be executed, authenticated and delivered in the denominations as specified in the relevant Supplemental Indenture pursuant to Section 2.02 and registered in such names as the Depositary shall direct. Any Bond of any series delivered in exchange for a portion of a Rule 144A Global Bond of such series shall bear the Legend regarding transfer restrictions applicable to Rule 144A Global Bonds set forth in the form of Bond in the relevant Supplemental Indenture.

           (c) Subject to the provisions of Section 2.04(e) above, the registered holder of any Global Bond may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Bonds of the applicable series.

           (d) In the event of the occurrence of any of the events specified in paragraph (a) of this Section 2.05, the Company shall promptly make available to the Trustee a reasonable supply of certificated Bonds of each applicable series in definitive fully registered form without interest coupons.

        (e) The Global Bonds of each series issued and authenticated pursuant to the first paragraph of Section 2.04(b) (both before and after the expiration of the restricted period) and the Rule 144A Global Bonds of each series shall each be assigned separate securities identification numbers.

     Section 2.06. Registration, Registration of Transfer and Exchange. (a) The Company shall cause to be kept, at each office or agency to be designated by the Company for the purpose, a register or registers (each, the "Bond Register") in
                                                             -------------
which, subject to such reasonable regulations as it may prescribe, it will register or cause to be registered, and will register or cause to be registered the transfer of, Bonds as in this Article provided. The Trustee is hereby appointed "Bond Registrar" for the purpose of registering Bonds and transfers of
           --------------
Bonds as herein provided. Any successor Bond Registrar shall be appointed as authorized by a Board resolution. If at any time the Trustee shall not be serving as Bond Registrar, at all reasonable times such Bonds Register shall be open for inspection by the Trustee.

        Upon due presentation for registration of transfer of any Bond at each such office or agency, the Company shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Bond or Bonds of the same series in authorized denominations for a like aggregate principal amount.

        Any Bond or Bonds may be exchanged for a Bond or Bonds of the same series in other authorized denominations, in an equal aggregate principal amount. Bonds to be exchanged shall be surrendered at the office or agency of the Company designated for such purpose in the Borough of Manhattan, the City and State of New York, and the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor the Bond or Bonds of the same series which the Holder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

        All Bonds presented for registration of transfer, exchange, redemption or payment shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by, the Holder or its attorney duly authorized in writing.

        The Company or Trustee shall not be required to exchange or register a transfer of any Bonds of any series for a period of 15 days next preceding the first mailing of notice of redemption of Bonds of such series to be redeemed or any Bond of any series selected, called or being called for redemption except, in the case of any Bond of such series where public notice has been given that such Bond is to be redeemed in part, the portion thereof not so to be redeemed.

        All Bonds of any series issued upon any registration of transfer or exchange of Bonds shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Bonds of such series surrendered upon such registration of transfer or exchange.

        (b) Notwithstanding any provision to the contrary herein, so long as a Global Bond of any series remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Bond of such series, in whole or in part, shall only be made (x) in the case of transfers of portions of a Global Bond of such series to beneficial owners thereof in certificated form, in accordance with Section 2.05, and (y) in all other cases, in accordance with this Section 2.06(b) (and subject, in each case, to the provisions of any Legend (as defined herein) imprinted on such Global Bond). The registered Holder of a Bond shall be treated as the owner of it for all purposes.

        (i)  Transfers of Global Bonds as such.  Subject to clauses (ii) through
             ---------------------------------
     (iv) of this Section 2.06(b), transfers of a Global Bond shall be limited to transfers of such Global Bond in whole, and not in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

        (ii) Accredited Investor Bond to Rule 144A Global Bond.  If a holder of
             -------------------------------------------------
     an Accredited Investor Bond of any series wishes at any time to exchange its interest in such Bond for an interest in the Rule 144A Global Bond of such series or transfer its interest in such Bond to a Person who wishes to take delivery thereof in the form of an interest in the Rule 144A Global Bond of such series such holder may, subject to the rules and procedures of the Depositary, exchange or transfer or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Rule 144A Global Bond of such series, in accordance with, and subject to, this clause (ii). Upon receipt by the Trustee, at the Corporate Trust Office of (A) instructions from the Depositary directing the Trustee to credit or cause to be credited a beneficial interest in the Rule 144A Global Bond of a series in an amount equal to the aggregate principal amount of the Accredited Investor Bond to be exchanged or transferred, such instructions to contain information regarding the Agent Member's account with the Depositary to be credited with such increase and (B) a certificate in the form attached to the relevant Supplemental Indenture given by the holder of such interest and stating that the Person exchanging or transferring such interest in the Accredited Investor Bond of such series reasonably believes that the Person acquiring such interest in the Rule 144A Global Bond is a "qualified institutional buyer" (as defined in Rule 144A) and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A, the Trustee shall instruct the Depositary to cancel such Bond surrendered for transfer or exchange in accordance with Section 2.11 hereof, and the Trustee shall instruct the Depositary, concurrently with such cancellation, to increase the principal amount of the Rule 144A Global Bond of such series by the aggregate principal amount of the Accredited Investor Bond of such series to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Bond of such series equal to the aggregate principal amount of the cancelled Accredited Investor Bond of such series.

        (iii)   Rule 144A Global Bond to Accredited Investor Bond.  If a
                -------------------------------------------------
     holder of a beneficial interest in the Rule 144A Global Bond of any series wishes at any time to exchange its interest in such Global Bond for an Accredited Investor Bond or transfer its interest in such Bond to a Person who wishes to take delivery thereof in the form of an Accredited Investor Bond of such series, such holder may, subject to the rules and procedures of the Depositary, exchange or transfer or cause the exchange or transfer of such interest for an equivalent interest in an Accredited Investor Bond of such series, in accordance with, and subject to, this clause (iii). Upon receipt by the Trustee, at the Corporate Trust Office, of a certificate in the form attached to the relevant Supplemental Indenture given by the holder of such beneficial interest and stating that the Person exchanging or transferring such interest reasonably believes that the Person acquiring such interest in an Accredited Investor Bond of such series is an institution that is an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and is obtaining such interest in a transaction exempt from the Securities Act, the Trustee shall instruct the Depositary to reduce the Rule 144A Global Bond of such series by the aggregate principal amount of the beneficial interest in such Global Bonds to be exchanged or transferred, and the Company shall execute, and the Trustee shall authenticate and deliver in the name of the Person specified in such instructions an Accredited Investor Bond of such series equal to the reduction in the principal amount of the Rule 144A Global Bond of such series.

        (iv) Other Exchanges.  In the event that a Global Bond is exchanged for
             ---------------
     Bonds in definitive registered form without interest coupons pursuant to
     Section 2.05 hereof, such Bonds may be exchanged or transferred for one another only in accordance with such procedures as are substantially consistent with the provisions of clauses (ii) and (iii) above (including, without limitation, the certification requirements intended to insure that such exchanges or transfers comply with Rule 144A, Rule 144 and generally with the Securities Act, as the case may be) and as may be from time to time adopted by the Company and the Trustee.

        (c) Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Bond Register. No service charge shall be made for any registration of transfer or exchange of the Bonds, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith and any other amounts required to be paid by the provisions of the Bonds.

        (d) If Bonds are issued upon the registration of transfer, exchange or replacement of Bonds not bearing the legends required by the form of Bond in the relevant Supplemental Indenture hereto (collectively, the "Legend"),
                                                                       ------
     the Bonds so issued shall not bear the Legend. If Bonds are issued upon the registration or transfer, exchange or replacement of Bonds bearing the Legend, or if a request is made to remove the Legend on a Bond, the Bonds so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Company and the Trustee such satisfactory evidence, which may include an Opinion of Counsel of recognized standing licensed to practice law in the State of New York and experienced in matters involving the Securities Act, as may be reasonably required by the Company that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Rule 144 or that such Bonds are not "restricted securities" within the meaning of Rule 144. Upon provision of such satisfactory evidence, the Trustee, at the direction of the Company, shall authenticate and deliver a Bond that does not bear the Legend. If a Legend is removed from the face of a Bond and the Bond is subsequently held by an affiliate of the Company, the Legend shall be reinstated.

     Section 2.07.  Temporary Bonds. There may be authenticated and delivered
                    ---------------
and issued from time to time in lieu of (or in exchange for) any definitive Bond or Bonds issued or issuable under this Indenture, one or more temporary Bonds substantially of the tenor of such definitive Bonds without coupons, and with or without the privilege of registration as to principal only, or as to both principal and interest, and such temporary Bond or Bonds may be in such denomination or denominations as may be specified in a Supplemental Indenture. Until a definitive Bond or Bonds are delivered in exchange therefor, the holder of each such temporary Bond or Bonds shall be entitled to the Lien and benefit of this Indenture. Upon the exchange by the Company of definitive Registered Bonds for temporary Bonds (which exchange the Company shall make on request of, and without charge to, the holder of temporary Bonds, when definitive Bonds are ready for delivery) such temporary Bond or Bonds shall be canceled by the Trustee. Unregistered temporary Bonds of any series shall bear interest from the beginning of the interest period for Bonds of that series during which such unregistered temporary Bonds were authenticated. The holder of one or more temporary Bonds may surrender and exchange them for cancellation in bearer form, or, if registered, accompanied by a written instrument or instruments of transfer, if required by the Company, duly executed by the registered holder or by the duly authorized attorney of such holder, at the office or agency of the Company designated by it, and shall be entitled to receive a temporary Bond or Bonds of the same series of like aggregate principal amount of such other denominations as may be specified in a Supplemental Indenture.

     Section 2.08.  Replacement of Stolen, Lost, Destroyed or Mutilated Bonds.
                    ---------------------------------------------------------
  Upon receipt by the Company and the Trustee of evidence satisfactory to them of the theft, loss, destruction or mutilation of any Outstanding Bond, and of indemnity satisfactory to them, and upon payment, if the Company or the Trustee shall require it, of a reasonable charge and upon reimbursement to the Company and the Trustee of all reasonable expense incident thereto, and upon surrender and cancellation of such Bond, if mutilated, the Company may execute, and the Trustee shall thereupon authenticate and deliver, a new Bond of like tenor and of the same series in lieu of such stolen, lost, destroyed or mutilated Bond, or if any such Bond shall have matured or be about to mature, instead of issuing a substituted Bond the Company may pay the same. Any indemnity bond shall name as obligees the Company, the Trustee, and if requested by the Company, any paying agent.

     Section 2.09.  Trustee's Certificate on Bonds. No Bond shall be secured by
                    ------------------------------
this Indenture unless there shall be endorsed thereon the certificate of the Trustee that it is one of the Bonds (or temporary Bonds) of the series therein designated, herein described or provided for; and such certificate on any such Bond shall be conclusive evidence that such Bond has been duly authenticated and delivered by the Trustee and when delivered by the Company will be secured by this Indenture.

     Section 2.10. CUSIP Numbers. The Company in issuing the Bonds may, and in the case of Global Bonds pursuant to Section 2.05(e) shall, use "CUSIP" numbers (if then generally in use), and, if so used, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any
                                                              --------
such notice may state that no representation is made as to the correctness of such numbers either as printed on the Bonds or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Bonds, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

     Section 2.11.  Cancellations. All Bonds surrendered for the purpose of
                    -------------
payment, redemption, exchange or registration of transfer shall, if surrendered to the Company or any paying agent, be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it, and no Bonds shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. On request of the Company, the Trustee shall deliver to the Company cancelled Bonds held by the Trustee. All cancelled Bonds held by the Trustee shall be disposed of in accordance with the Trustee's policy of disposal of cancelled Bonds; provided that the Trustee shall not be required to destroy cancelled Bonds. If the Company shall otherwise acquire any of the Bonds, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Bonds unless and until the same are delivered to the Trustee for cancellation.


                                  ARTICLE III

                 ISSUANCE OF BONDS BASED ON BONDABLE PROPERTY

     Section 3.01.  Bonds Issuable on Basis of Bondable Property. The Trustee
                    --------------------------------------------
shall, from time to time, upon the written order or orders of the Company signed by its Chairman of the Board, Chief Executive Officer, President or a Vice-President and its Secretary, an Assistant Secretary, its Chief Financial Officer, its Treasurer or an Assistant Treasurer, authenticate and deliver Bonds of one or more series, or any portion of a series, upon the basis of Bondable Property, but only in accordance with and subject to the conditions, provisions and limitations set forth in this Article III.

     Section 3.02.  No Bonds Issuable on Basis of Bonded Bondable Property. No
                    ------------------------------------------------------
Bonds shall be authenticated and delivered at any time under this Article III upon the basis of Bonded Bondable Property.

     Section 3.03.  Bonds Issuable to Specified Percentage of Bondable Property.
                    -----------------------------------------------------------
Bonds of any one or more series may be authenticated and delivered under this
Article III in a principal amount not exceeding the aggregate amount of Unbonded Bondable Property at the time of such authentication and delivery.

     Section 3.04.  Requirements for Issuance. No Bonds shall be authenticated
                    -------------------------
or delivered under this Article III by the Trustee upon the basis of Bondable Property, until the Trustee shall have received the following:

             (a) A Board resolution authorizing proper officers of the Company to (i) request the Trustee to authenticate and deliver Bonds, (ii) approve the Supplemental Indenture pursuant to which such Bonds are to be issued, (iii) specify the principal amount of Bonds to be authenticated and delivered, the series thereof and any other matters with respect thereto required by this Indenture, and (iv) set forth instructions for the delivery of such Bonds;

          (b) An Officers' Certificate stating that to the knowledge of the signers of such Officers' Certificate none of the events which constitute a Default or an Event of Default has occurred and is continuing;

          (c) An Engineer's Certificate, dated the date of such application, stating:

               (i) the amount, as of the date not more than 90 days prior to the date of such application, of Bondable Property made a basis for the application;

               (ii)   that all such property is Bondable Property as defined in
     Section 1.03;

               (iii) that all such Bondable Property is desirable for use or is used in the proper conduct of the business of the Company;

               (iv)   that such amount of Bondable Property is not then Bonded;

               (v) a brief description, with respect to any Bondable Property (which has not been included in Bondable Property that has previously been made the basis for an application under this Section 3.04) acquired, made or constructed in whole or in part through the delivery of securities, of the securities so delivered and stating the date of such delivery;

               (vi) that the Cost of such Bondable Property is a specified amount and, except as to Bondable Property for which a statement is to be made in an Independent Engineer's Certificate as provided in Section 3.04(d), that the Fair Value of such Bondable Property as of a date not more than 90 days prior to the date of such application is a specified amount;

               (vii) the amount required to be deducted in respect of Bondable Property under clause (iii)(A) of the definition of "Bondable Property" in
     Section 1.03 and the amount elected to be added under clause (iii)(B) of the definition of "Bondable Property" in Section 1.03;

               (viii) what part, if any, of such Bondable Property, which has not been included in Bondable Property that has previously been made a basis for an application under this Section 3.04, includes property which within six months prior to the date of acquisition thereof by the Company has been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company and showing whether or not the Fair Value thereof as of a date not more than 90 days prior to the date of such application is less than $25,000 and whether or not the Fair Value is less than 1% of the aggregate principal amount of the Bonds Outstanding at the date of such application; and

               (ix) that any property or rights of way included in such Bondable Property are not subject to any easements, rights of way, restrictions, exceptions or reservations or zoning ordinances, restrictions or regulations or irregularities in or defects of title that materially impair the use of such property or rights of way for the purposes for which the same are held by the Company;

          (d) in case any Bondable Property, which has not been included in Bondable Property that has previously been made the basis for an application under this Section 3.04, is shown by the Engineer's Certificate provided for in Section 3.04(c) to include property which within six months prior to the date of acquisition thereof by the Company has been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company and such certificate does not show the Fair Value thereof, as of a date not more than 90 days prior to the date of such application, to be less than $25,000 or less than 1% of the aggregate principal amount of the Bonds Outstanding at the date of such application, an Independent Engineer's Certificate stating as to such Bondable Property and (at the option of the Company) as to any other Bondable Property included in the Engineer's Certificate provided for in Section 3.04(c), that the then aggregate Fair Value thereof, as of a date not more than 90 days prior to the date of such application, in the opinion of the signer of such Engineer's Certificate is a specified amount, and the Fair Value in the opinion of such signer of any Bondable Property so used or operated which has been subjected to the Lien of this Indenture since the commencement of the calendar year which includes the date of such application, as a basis for the authentication and delivery of Bonds, and as to which an Independent Engineer's Certificate has not previously been furnished to the Trustee;

          (e) in case any Bondable Property is shown by the Engineer's Certificate provided for in Section 3.04(c) to have been acquired, made or constructed in whole or in part through the delivery of securities, an Appraiser's Certificate stating the opinion of the signer of such Appraiser's Certificate of the fair market value in cash of such securities at the time of delivery thereof in payment for or for the acquisition of such Bondable Property;

          (f) an Opinion of Counsel stating the opinion of such Counsel:

               (i) to the effect that (except as to paving, grading and other improvements to, under or upon public highways, bridges, parks or other public property of analogous character) this Indenture is, or upon the delivery of, and/or the filing and/or recording in the proper places and manner of, the instruments of conveyance, assignment or transfer, if any, specified in said Opinion of Counsel, will be a valid lien on the Bondable Property made the basis of such application, subject to no lien thereon prior or equal to the Lien of this Indenture, except Permissible Encumbrances;

               (ii) to the effect that the Company has corporate authority to operate the Bondable Property in respect to which such application is made; and

               (iii) as to the general nature and extent of any Prior Liens existing upon any of such Bondable Property, and the principal amount of the then outstanding Prior Lien Bonds secured thereby, if any;

          (g) an Opinion or Opinions of Counsel stating the opinion of such Counsel to the effect that:
               (i) such issue of the Bonds has been duly authorized by the Company; and

               (ii) such issue of the Bonds has been duly authorized by any and all governmental authorities the consent of which is requisite to the legal issue of such Bonds, specifying any official orders or certificates, or other documents, by which such consent is or may be evidenced, or that no consent of any governmental authority is requisite;

          (h) copies of the instruments of conveyance, assignment and transfer, if any, specified in the Opinion of Counsel provided for in Section 3.04(f);

          (i) copies of the orders or certificates, or other documents, if any, specified in the Opinion of Counsel provided for in Section 3.04(g); and

          (j) if, in order to render the Opinion of Counsel provided for in
     Section 3.04(f) or Section 3.04(g), counsel shall deem it necessary that additional facts or matters be stated in the Engineer's Certificate provided for in Section 3.04(c), then such Engineer's Certificate may state all such additional facts or matters as such counsel may request. In addition, in giving the Opinion of Counsel provided for in Section 3.04(f)(i), counsel may rely upon (A) opinions of special counsel for the Company and its subsidiaries, (B) opinions of in-house counsel for the Company's divisions and its subsidiaries, (C) title insurance policies, title insurance commitments and reports, lien search certificates and other similar evidences of the existence of liens on property and (D) certificates of officers and other representatives of the Company and its subsidiaries.

     Section 3.05.  Determination of Cost or Fair Value. The Cost or Fair Value
                    -----------------------------------
of any Bondable Property and the fair market value in cash of any securities delivered in payment therefor or for the acquisition thereof and the amounts of any deductions and any additions made in respect of Bondable Property pursuant to clause (ii) or clause (iii) of the definition of "Bondable Property" in
Section 1.03 shall be determined for the purposes of this Article III by the certificates provided for in Section 3.04; in the case of Bondable Property subject to a Prior Lien, the Fair Value of such Bondable Property shall be determined as if such Bondable Property were free of such Prior Lien.

                                  ARTICLE IV


                   ISSUANCE OF BONDS BASED ON RETIRED BONDS

                            PREVIOUSLY OUTSTANDING

     Section 4.01.  Requirements for Issuance. Subject to Section 4.03, the
                    -------------------------
Trustee shall, from time to time, upon the written order or orders of the Company signed by its Chairman of the Board, Chief Executive Officer, President or a Vice-President and its Secretary, an Assistant Secretary, its Chief Financial Officer, its Treasurer or an Assistant Treasurer, authenticate and deliver Bonds of one or more series, or any portion of a series, in a principal amount equal to and on the basis of the principal amount of any Retired Bonds, but only after the Trustee shall have received the following:

     (a) the Board resolution provided for in Section 3.04(a);

     (b) the Officers' Certificate provided for in Section 3.04(b);

     (c) an Officers' Certificate stating that Bonds theretofore authenticated and delivered under this Indenture of a specified principal amount (not less than the principal amount of Bonds for which such request for authentication and delivery is made under this Section 4.01), have been Retired or surrendered to the Trustee for cancellation (otherwise than upon exchanges or transfers of Bonds) or concurrently with the authentication and delivery of the Bonds requested will be Retired or surrendered to the Trustee for cancellation (otherwise then upon exchanges or transfers of Bonds), and further stating that no part of such principal amount of Bonds has theretofore been Bonded;

     (d) the Opinion or Opinions of Counsel provided for in Section 3.04(g); and

     (e) copies of the orders or certificates, or other documents, if any, specified in the Opinion of Counsel provided for in Section 4.01(d).

     Section 4.02.  No Bonds Issuable on Basis of Bonded Bonds. No Bonds shall
                    ------------------------------------------
be authenticated and delivered at any time under this Article IV upon the basis of Bonded Bonds.

                                   ARTICLE V

            ISSUANCE OF BONDS BASED ON DEPOSIT OF CASH WITH TRUSTEE

     Section 5.01.  Requirements for Issuance. The Trustee shall, from time to
                    -------------------------
time, upon the written order or orders of the Company signed by its Chairman of the Board, Chief Executive Officer, President or a Vice-President and its Secretary, an Assistant Secretary, its Chief Financial Officer, its Treasurer or an Assistant Treasurer, authenticate and deliver Bonds of one or more series, or any portion of a series, upon deposit with the Trustee by the Company of cash equal to the aggregate principal amount of the Bonds so requested to be authenticated and delivered, but only after the Trustee shall have received:

          (a) the Board resolution provided for in Section 3.04(a);

          (b) the Officers' Certificate provided for in Section 3.04(b);

          (c) the Opinion or Opinions of Counsel provided for in Section 3.04(g); and

          (d) copies of the orders or certificates, or other documents, if any, specified in the Opinion of Counsel provided for in Section 5.01(c).

     Section 5.02.  Application of Cash Deposited Under Section 5.01. All cash
                    ------------------------------------------------
deposited with the Trustee under Section 5.01 shall be held and applied in accordance with Article XI.

                                  ARTICLE VI

                  ISSUANCE OF BONDS BASED ON PRIOR LIEN BONDS

     Section 6.01.  Requirements for Issuance. Subject to Section 6.02, the
                    -------------------------
Trustee shall, from time to time, upon the written order or orders of the Company signed by its Chairman of the Board, Chief Executive Officer, President or a Vice-President and its Secretary, an Assistant Secretary, its Chief Financial Officer, its Treasurer or an Assistant Treasurer, authenticate and deliver Bonds in one or more series, or any portion of a series, in a principal amount equal to and on the basis of the principal amount of any Prior Lien Bonds purchased or acquired by the Company and deposited with the Trustee or Retired after June 30, 1999, but only after the Trustee shall have received the following:

          (a) the Board resolution provided for in Section 3.04(a);

          (b) the Officers' Certificate provided for in Section 3.04(b);

          (c) the Opinion or Opinions of Counsel provided for in Section
     3.04(g);

          (d) copies of the orders or certificates, or other documents, if any, specified in the Opinion of Counsel provided for in Section 6.01(c); and

          (e) an Officers' Certificate stating that Prior Lien Bonds of a specified principal amount (not less than the principal amount of Bonds for which such request for authentication and delivery is made under this
     Section 6.01) have been Retired or concurrently with the authentication and delivery of the Bonds requested will be Retired or purchased or acquired by the Company and deposited with the Trustee, and further stating that no part of such principal amount of Prior Lien Bonds has theretofore been Bonded, accompanied by any such Prior Lien Bonds purchased or acquired by the Company, or a certificate of the trustee or mortgagee under such Prior Lien stating that such Prior Lien Bonds have not been used as a basis for the issuance of Prior Lien Bonds pursuant to such Prior Lien and that such Prior Lien Bonds have been purchased, paid, retired, redeemed, canceled or otherwise discharged, or that provision for such purchase, payment, retirement, redemption, cancellation or other discharge satisfactory to such trustee or mortgagee has been made, including the deposit of any necessary moneys or Governmental Obligations with such trustee or mortgagee.

     Section 6.02.  No Bonds Issuable on Basis of Bonded Prior Lien Bonds. No
                    -----------------------------------------------------
Bonds shall be authenticated and delivered at any time under this Article VI upon the basis of Bonded Prior Lien Bonds.

                                  ARTICLE VII

                           COVENANTS OF THE COMPANY

     Section 7.01.  Payment of Principal and Interest. The Company will duly and
                    ---------------------------------
punctually pay the principal of, premium, if any, and interest on all Outstanding Bonds at the times and places and in the manner provided for in the Bonds and this Indenture.

     Section 7.02.  Possession, Maintenance of Lien and Right to Mortgage. On
                    -----------------------------------------------------
the date of the execution of this Indenture the Company is lawfully seized and possessed of all the Mortgaged Property in existence on such date, free and clear of all liens other than Permissible Encumbrances; the Company will maintain and preserve the Lien of this Indenture so long as any Bond is Outstanding subject to its right to create Prior Liens which are Permissible Encumbrances; and the Company has good right and lawful authority to mortgage the Mortgaged Property, as provided in and by this Indenture.

     Section 7.03.  Corporate Existence. The Company will, subject to Article
                    -------------------
XIII, at all times maintain its corporate existence and right to carry on business, and duly procure all renewals and extensions thereof, if and when any shall be necessary.

     Section 7.04.  Appointment of Trustee. Whenever necessary to avoid or fill
                    ----------------------
a vacancy in the office of Trustee, the Company will in the manner provided in
Section 14.14 appoint a Trustee so that there shall be at all times a Trustee which shall at all times be a bank or trust company having its principal office and place of business in the United States of America and a corporation or association organized and doing business under the laws of the United States or of any State or the District of Columbia, with a combined capital and surplus of at least Twenty Million Dollars ($20,000,000), and authorized under such laws to exercise corporate trust powers and be subject to supervision or examination by Federal, State or District of Columbia authority.

     Section 7.05.  Recordation of Indenture. The Company will cause this
                    ------------------------
Indenture and all Supplemental Indentures or notices in respect thereof to be promptly recorded and filed and re-recorded and refiled in such manner and in such places as may be required by law in order fully to preserve and protect the security of the Holders and all rights of the Trustee, and will deliver to the
Trustee:

     (a) promptly after the execution and delivery of this Indenture and of each Supplemental Indenture, an Opinion of Counsel either stating that in the opinion of such counsel this Indenture or such Supplemental Indenture or notice in respect thereof has been properly recorded and filed, so as to make effective the Lien of this Indenture intended to be granted hereby, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to make the Lien of this Indenture effective. It shall be sufficient to comply with this Section 7.05(a) if (i) such Opinion of Counsel states that this Indenture or such Supplemental Indenture or notice has been mailed or hand-delivered, or received for recording or filing in each jurisdiction in which it is required to be recorded or filed and that, in the opinion of such counsel (if such is the case), such receipt for recording or filing makes or will make effective the Lien of this Indenture intended to be created thereby, and (ii) such Opinion of Counsel is delivered to the Trustee within such time, following the date of the execution and delivery of this Indenture or such Supplemental Indenture, as shall be practicable having due regard to the number and distance of the jurisdictions in which this Indenture or such Supplemental Indenture is required to be recorded or filed; (b) at least annually after the execution and delivery of this Indenture, an Opinion of Counsel either stating that in the opinion of such counsel such action has been taken, since the date of the most recent Opinion of Counsel furnished pursuant to this Section 7.05(b) or the first Opinion of Counsel furnished pursuant to Section 7.05(a), with respect to the recording, filing, re-recording and refiling of this Indenture and of each Supplemental Indenture and each notice with respect thereto, as is necessary to maintain the Lien of this Indenture and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such lien.

     Section 7.06.  Paying Agents.  (a) If the Company shall appoint one or more
                    -------------
paying agents other than the Trustee, the Company will cause each such paying agent to execute and deliver to the Trustee an instrument in which such paying agent shall agree with the Trustee, subject to this Section 7.06, (i) that such paying agent shall hold in trust for the benefit of the Holders or the Trustee all sums held by such paying agent for the payment of the principal of, premium, if any, and interest on the Bonds; and (ii) that such paying agent shall give to the Trustee notice of any default by the Company in the making of any deposit with it for the payment of the principal of, premium, if any, or interest on the Bonds, and of any default by the Company in the making of any such payment; such paying agent shall not be obligated to segregate such sums from other funds of such paying agent except to the extent required by law, or unless otherwise directed by the Company.

     (b) If the Company acts as its own paying agent, the Company will, on or before each installment of principal of, premium, if any, or interest on the Bonds is required to be paid, set aside and segregate and hold in trust for the benefit of the Holders or the Trustee a sum sufficient to pay such principal, premium or interest on the Bonds and will notify the Trustee of such action, or of any failure to take such action.

     (c) Anything in this Section 7.06 to the contrary notwithstanding, the Company may at any time, for the purpose of obtaining a release or satisfaction of this Indenture or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any paying agent as required by this Section 7.06, such sums to be held by the Trustee upon the trusts contained in this Indenture.

     (d) Anything in this Section 7.06 to the contrary notwithstanding, the holding of sums in trust as provided in this Section 7.06 is subject to Section 18.02.

     Section 7.07.  Payment of Taxes. The Company will pay all taxes and
                    ----------------
assessments and other governmental charges lawfully levied or assessed upon the Mortgaged Property, any income from the Mortgaged Property, or the interest of the Trustee in the Mortgaged Property, before the same shall result in the attachment of a lien on the Mortgaged Property and will use its commercially reasonable best efforts duly to observe and conform to all valid requirements of any governmental authority relative to any Mortgaged Property, and all covenants, terms and conditions upon or under which any Mortgaged Property is held; provided, however, that nothing in this Section 7.07 shall require the Company to use its commercially reasonable best efforts to observe or conform to any requirement of any governmental authority or to cause to be paid or discharged, or to make provisions for, any such lien or charge, or to pay any such tax, assessment or governmental charge so long as the validity thereof shall be contested in good faith and by appropriate legal proceedings.

     Section 7.08.  Instruments of Further Assurance. The Company will execute
                    --------------------------------
and deliver such Supplemental Indenture or Indentures and such further instruments and do such further acts as may be necessary or proper to carry out more effectually the purposes of this Indenture and to make subject to the Lien of this Indenture any property (other than Excepted Property) hereafter acquired and intended or required to be so subject.

     Section 7.09.  Books of Record and Account. The Company will keep proper
                    ---------------------------
books of record and account, in which full and correct entries shall be made of all dealings or transactions of or in relation to the Bonds and the business, properties and affairs of the Company in accordance with Generally Accepted Accounting Principles. The Company will furnish to the Trustee any and all information as the Trustee may reasonably request with respect to the performance by the Company of its covenants in this Indenture.

     Section 7.10.  Maintenance of Mortgaged Property. The Company will cause
                    ---------------------------------
the Mortgaged Property to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on by the Company with the Mortgaged Property may be properly conducted at all times; provided, however, that nothing in this Section 7.10 shall prevent the Company from discontinuing the operation and maintenance of any Mortgaged Property if, in the judgment of the Company, such discontinuance is desirable in the conduct of its business, and, in the reasonable judgment of the Company, is not in any material respect adverse to the Holders.

     Section 7.11.  Insurance. (a) The Company will keep or cause to be kept all
                    ---------
the Mortgaged Property insured with reasonable deductibles and retentions against loss by fire to the extent that property of similar character is usually so insured by companies similarly situated and operating like properties, by insurance companies which the Company believes to be reputable; or the Company will, in lieu of or supplementing such insurance in whole or in part, adopt some other method or plan of protection or, alone or in conjunction with any other Person or Persons, create an insurance fund to protect the Mortgaged Property against loss by fire.

     (b) Proceeds of any insurance or alternative method or plan of protection of the Company against losses of the kind specified in Section 7.11(a) shall, at the option of the Company, be paid to the Company, and the Company shall be under no obligation to use such proceeds to rebuild or repair damaged or destroyed Mortgaged Property to the extent that the Fair Value of all of the Mortgaged Property after the damage or destruction of Mortgaged Property with respect to which such proceeds are payable equals or exceeds an amount equal to the aggregate principal amount of Outstanding Bonds and Prior Lien Bonds outstanding, upon receipt by the Trustee of:

               (i) an Engineer's Certificate stating that the Fair Value of the Mortgaged Property remaining after such damage or destruction of Mortgaged Property is a specified amount; and

               (ii) an Accountant's Certificate stating that the Fair Value of all of the Mortgaged Property, as certified in the Engineer's Certificate provided for in Section 7.11(b)(i), equals or exceeds an amount equal to the aggregate principal amount of Outstanding Bonds and Prior Lien Bonds outstanding.

     (c) If the Fair Value of all of the Mortgaged Property after such damage or destruction of Mortgaged Property does not equal or exceed an amount equal to the aggregate principal amount of Outstanding Bonds and Prior Lien Bonds outstanding, (i) the proceeds of such insurance paid with respect to any such loss shall be paid to the Trustee, as the interest of the Trustee may appear, or to the trustee or mortgagee under any Prior Lien upon the Mortgaged Property so destroyed or damaged, if the terms of such Prior Lien require such proceeds so to be paid; (ii) if the Company shall adopt such other method or plan, it will pay or cause to be paid to the Trustee on account of any loss sustained because of the destruction or damage of any Mortgaged Property by fire, an amount of cash equal to such loss less any amount otherwise paid with respect to such loss to the Trustee, or to the trustee or mortgagee under any such Prior Lien upon the Mortgaged Property so destroyed or damaged, if the terms of such Prior Lien require payments for such loss so to be paid (any amounts of cash so required to be paid by the Company pursuant to any such method or plan being deemed to be proceeds of insurance for the purposes of this Indenture); and (iii) to the extent any proceeds of insurance as set forth in this Section 3.07(c) are deposited with and subsequently released by the trustee or mortgagee under any Prior Lien upon the Mortgaged Property so destroyed or damaged to the Company, such proceeds shall then be paid by the Company to the Trustee to the extent that, but for the requirements of such Prior Lien, the Company would have been required under this Section to pay such amounts to the Trustee.

     (d) All moneys paid to the Trustee by the Company or received by the Trustee as proceeds of any insurance shall, subject to Section 7.11(b) and to the requirements of any Prior Lien, be held by the Trustee and, subject to such requirements, shall be paid by the Trustee to the Company to reimburse the Company for an equal amount spent for the purchase or other acquisition of property which becomes Mortgaged Property at the time of such purchase or acquisition, or in the rebuilding or renewal of the Mortgaged Property destroyed or damaged, upon receipt by the Trustee of (i) an Officers' Certificate requesting such reimbursement, (ii) an Accountant's Certificate stating the amounts so spent and the Cost of any Mortgaged Property so purchased or acquired, (iii) an Engineer's Certificate stating the nature of such rebuilding or renewal and the Fair Value of the Mortgaged Property so rebuilt or renewed, and (iv) an Opinion of Counsel to the effect that the Mortgaged Property so purchased, rebuilt or renewed is subject to the Lien of this Indenture to the same extent as was the Mortgaged Property so destroyed or damaged.

     (e) Any moneys not applied in accordance with Section 7.11(d) within 18 months after the receipt of such moneys by the Trustee, or in respect of which notice in writing of the intention of the Company to apply such moneys to the work of rebuilding or renewal then in progress and uncompleted shall not have been given to the Trustee by the Company within such

18 months, or which the Company shall at any time notify the Trustee is not to be so applied, shall be held and applied in accordance with Article XI.

     (f) There shall be delivered to the Trustee, on or before May 1 of each year and also whenever the Trustee shall make request therefor, a detailed statement, signed by the Treasurer or an Assistant Treasurer of the Company, of any fire insurance policies then outstanding and in force upon any Mortgaged Property, including the names of the insurance companies which have issued such policies and the amounts and expiration dates thereof, together with a detailed statement, signed by the Treasurer or an Assistant Treasurer of the Company, of any alternative method or plan of protection. Any such detailed statement shall be sufficient if it refers to the most recent statement delivered pursuant to this Section 7.11(f) and describes in detail the changes, if any, that have occurred since the date of such statement.

     Section 7.12.  Payments by Trustee. The Trustee may, but shall not be
                    -------------------
obligated to, make any payment that the Company in this Indenture agrees to make, upon any default by the Company in making such payment, and the Company covenants and agrees that it will repay to the Trustee any and all moneys that the Trustee so pays.

                                 ARTICLE VIII

                    PRIOR LIEN BONDS DEPOSITED WITH TRUSTEE

     Section 8.01.  Requirements Upon Deposit of Prior Lien Bonds. Each Prior
                    ---------------------------------------------
Lien Bond deposited with the Trustee shall be accompanied by appropriate instruments of transfer, and the Trustee may cause any or all registered Prior Lien Bonds deposited under this Article VIII to be registered in its name as Trustee, or otherwise, or in the name or names of its nominee or nominees.

     Section 8.02.  Principal of and Interest on Prior Lien Bonds. All Prior
                    ---------------------------------------------
Lien Bonds received by the Trustee under this Article VIII shall be held as part of the Mortgaged Property for the protection and further security of the Bonds. Except during the continuance of an Event of Default, no payment of principal of, or premium, if any, or interest on any Prior Lien Bond, for which the Company is the obligor, held by the Trustee shall be made or demanded and the coupons thereto appertaining as they mature shall be canceled by the Trustee and delivered to the Company. Except during the continuance of an Event of Default, all moneys received by the Trustee (a) on account of the principal of or the premium, if any, or interest on any Prior Lien Bond, or (b) by reason of the sale or surrender of any Prior Lien Bond for cancellation pursuant to any sinking fund or analogous fund or other similar device for the retirement of Prior Lien Bonds, shall be paid by the Trustee to the Company.

     Section 8.03. Surrender of Prior Lien Bonds. (a) Except during the continuance of an Event of Default, the Trustee, on the written request of the Company, shall cause any Prior Lien Bonds held by it under this Article VIII to be canceled, and the obligations thereby evidenced to be satisfied and discharged, provided, however, that it shall have received notice from the trustee, mortgagee or other holder of the Prior Lien securing such Prior Lien Bonds, that such trustee, mortgagee or other holder will, on surrender of the Prior Lien Bonds so held by the Trustee, cause the Prior Lien securing the same to be satisfied and discharged. Upon similar request the Trustee shall sell (on such terms as the Company shall designate) or surrender any Prior Lien Bonds held by it subject to this Article VIII to the trustee, mortgagee or other holder of the Prior Lien which secures such Prior Lien Bonds to be held uncanceled for the purposes of any sinking or analogous fund or other similar device for the retirement of such Prior Lien Bonds, provided, however, that if all of the property securing any Prior Lien Bonds deposited with the Trustee under this Article VIII shall have been released from the Lien of this Indenture, such bonds shall thereupon cease to be Prior Lien Bonds and shall be surrendered forthwith by the Trustee to the Company upon its written request.

     (b) Prior to any sale or surrender of Prior Lien Bonds by the Trustee in accordance with Section 8.03(a), there shall be delivered to the Trustee, an Appraiser's Certificate, made and dated not more than 90 days prior to the date of the Company's request for such sale or surrender, stating the fair market value in cash, in the opinion of the signer of such Appraiser's Certificate, of the Prior Lien Bonds to be sold or surrendered, and an Officers' Certificate stating that, in the opinion of the signers of such Officers' Certificate, the sale or surrender thereof will not impair the security under this Indenture.

     (c) Any moneys received by the Trustee on account of the principal of Prior Lien Bonds pursuant to Section 8.02 or upon the sale or surrender of Prior Lien Bonds pursuant to this Section 8.03 shall be held and applied in accordance with
Article XI.

     Section 8.04.  Extension of Maturity of Prior Lien Bonds. On the request of
                    -----------------------------------------
the Company as evidenced by an Officers' Certificate, the Trustee shall permit the extension of the maturity of and/or any other modification of any Prior Lien Bonds held by the Trustee subject to this Article VIII and/or any modification of any Prior Lien.

     Section 8.05.  Trustee's Rights Upon an Event of Default. Upon the
                    -----------------------------------------
occurrence and during the continuance of an Event of Default, the Trustee may exercise any and all rights of a holder with respect to the Prior Lien Bonds then held by it under this Article VIII or may take any other action which shall in its judgment be desirable or necessary to avail itself of the security for such Prior Lien Bonds.

                                  ARTICLE IX

                              REDEMPTION OF BONDS

     Section 9.01.  Certain Bonds Redeemable. (a) Any Outstanding Bonds which
                    ------------------------
are, by their terms, redeemable before maturity, at the option of the Company or pursuant to the provisions of this Indenture, may be redeemed at such times, in such amounts and at such prices as may be specified therein and in accordance with this Article IX.

     (b) The Company at its option may, at any time, redeem the Bonds of any series in accordance with the Supplemental Indenture pursuant to which the Bonds of such series were issued, in whole or in part, upon payment of a redemption price equal to the principal amount of the Bonds to be redeemed plus accrued and unpaid interest thereon, if any, plus, if such Supplemental Indenture so provides, the Make Whole Premium or similar premium, if any, applicable to such Bonds, or for any other redemption price as may be specified in the Supplemental Indenture pursuant to which the Bonds of such series were issued.

     Section 9.02.  General Provisions and Mechanics of Redemption. (a) If less
                    ----------------------------------------------
than all of the Outstanding Bonds of any series are to be redeemed, the particular Bonds to be redeemed shall be selected by the Trustee from the Outstanding Bonds of such series which have not previously been called for redemption, by such method as the Trustee shall deem fair and appropriate, but special provisions for the selection of the particular Bonds to be redeemed within a particular series may be provided by a Supplemental Indenture.

     (b) Unless otherwise provided as to a particular series of Bonds, notice of the intention of the Company to redeem any Bonds which are not Registered Bonds shall be given to the holders of such Bonds, by or on behalf of the Company, by publication in one Authorized Newspaper in the Borough of Manhattan, the City and State of New York, and in one Authorized Newspaper in the city, if different, in which the Trustee maintains its principal office and place of business, once at least 30 and not more than 60 days prior to the date fixed for redemption. If less than all Bonds of any particular series are to be redeemed and unless otherwise provided as to a particular series of Bonds, the number of any Bonds to be redeemed shall be included in such notice and may be stated: individually; in groups from one number to another number, both inclusive, except such as shall have been previously called for redemption or otherwise retired; or in any other way satisfactory to the Trustee.

     (c) No notice of the intention of the Company to redeem Registered Bonds is required to be published in an Authorized Newspaper, but a copy of such notice shall be mailed to the holders of such Registered Bonds, not less than 30 nor more than 60 days before the date fixed for such redemption, at the last address appearing for each of such holders in the Bond Register maintained pursuant to
Section 2.06.

     (d) If at the time of publication or mailing of any notice of redemption the Company shall not have irrevocably directed the Trustee to apply from moneys and/or Governmental Obligations deposited with the Trustee or held by it and available to be used for the redemption of Bonds sufficient to redeem all the Bonds called for redemption, such notice may state that it is subject to the receipt of such moneys and/or Governmental Obligations by the Trustee before the date fixed for redemption and such notice shall be of no effect unless such moneys and/or Governmental Obligations are so received before such date.

     (e) Failure duly to give notice of the intention of the Company to redeem any Bonds by publication and/or by mailing to the owner or holder of such Bond shall not affect the validity of the proceedings for the redemption of any other Bond.

     Section 9.03.  Bonds Due on Redemption Date. Publication or mailing of the
                    ----------------------------
notice of redemption, if required, having been completed as provided in Section 9.02(b) or 9.02(c) and the Company having before the redemption date specified in such notice irrevocably directed the Trustee to apply from moneys and/or Governmental Obligations deposited with the Trustee or held by it and available to be used for the redemption of Bonds, moneys and/or the proceeds from such Governmental Obligations in an amount sufficient to redeem all of the Bonds called for redemption, including accrued interest, and any Make Whole Premium, the Bonds called for redemption shall become due and payable on such redemption date.

     Section 9.04.  Moneys for Redemption Held in Trust. All moneys and/or
                    -----------------------------------
Governmental Obligations held by the Trustee for the redemption of Bonds shall, subject to Section 18.02, be held in trust for the account of the holders of the Bonds so to be redeemed, and such moneys and/or the proceeds of such Governmental Obligations shall be paid to them respectively, upon presentation and surrender of such Bond. On and after such date fixed for redemption, if moneys and/or proceeds of Governmental Obligations in the necessary amount for the redemption of the Bonds to be redeemed shall be held by the Trustee for the purpose, such Bonds shall cease to bear interest and shall cease to be entitled to the Lien of this Indenture.

     Section 9.05.  Partial Redemption of Registered Bond. If any Registered
                    -------------------------------------
Bond shall be called for redemption in part only, the notice of such redemption shall specify the principal amount thereof to be redeemed, and such Registered Bond shall be presented for cancellation properly endorsed for transfer at or after the date fixed for the redemption thereof, and thereupon the payment with respect to such Bond shall be made upon surrender of such Bond so endorsed, and a Bond or Bonds for the unpaid balance of the principal amount of the Registered Bond so presented and surrendered shall be executed by the Company and authenticated and delivered by the Trustee without charge therefor to the holder thereof.

                                   ARTICLE X

               POSSESSION, USE AND RELEASE OF MORTGAGED PROPERTY

     Section 10.01.  Company's Possession and Use. The Company shall be suffered
                     ----------------------------
and permitted to possess, enjoy, use and operate the Mortgaged Property (except cash or securities paid to or deposited with or required by the express terms of this Indenture to be paid to or deposited with the Trustee) and to take and use any and all tolls, rents, revenues, earnings, interest, dividends, royalties, issues, income and profits thereof, as if this Indenture had not been made, with power in the ordinary course of business to alter, repair, change and add to its buildings, structures and any or all of its plant and equipment, constructed or owned or hereafter constructed or acquired by the Company, and hereby granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed, to the Trustee, or intended so to be.

     Section 10.02.  Actions Without Consent of Trustee. The Company may at any
                     ----------------------------------
time and from time to time, without any release or consent by the Trustee:

     (a) sell or otherwise dispose of, free from the Lien of this Indenture, or abandon or otherwise retire, any personalty or fixtures which are part of the Mortgaged Property and which, in the judgment of the Company, shall have become old, inadequate, obsolete, worn out, unfit, unadapted, unserviceable, undesirable or unnecessary for use in the Company's operations;

     (b) cancel or make changes in or alterations of or substitutions for any and all leases;

     (c) alter, change the location of, add to, repair and replace any and all transmission and distribution lines, substations, machinery, fixtures and other equipment;

     (d) cancel, make changes in or substitutions for or dispose of any and all rights of way (including easements and licenses);

     (e) surrender or assent to the modification of any franchise (including in that term any ordinances, indeterminate permits, licenses or other operating rights, however denominated, granted by Federal, State, municipal or other governmental authority) under which the Company may be operating if, in the judgment of the Company, it is advisable to do so;

     (f) abandon, or permit the abandonment of, the operation of any Mortgaged Property and surrender any franchises, as defined in Section 10.02(e), under which such Mortgaged Property is operated, if, in the judgment of the Company, the operation of such Mortgaged Property and such franchises is not, under the circumstances, necessary or important for the operation of the remaining Mortgaged Property, or whenever the Company deems such abandonment or surrender to be advisable for any reason; provided, however, that if the amount at which such property and all other properties so abandoned or surrendered during the same calendar year was originally charged to the fixed property accounts of the Company is 10% or more of the aggregate principal amount of the Bonds Outstanding immediately prior to such abandonment or surrender, there shall be furnished to the Trustee an Independent Engineer's Certificate to the effect that neither such operation nor such franchises are, under the circumstances, necessary or important for the operation of the remaining property of the Company or that such abandonment or surrender is advisable for some other specified reason, and in either case that such abandonment or surrender will not impair the security under this Indenture in contravention of the provisions hereof; and

     (g) grant or convey rights of way and easements over or in respect of any real Mortgaged Property owned by the Company, provided that such grant or conveyance will not, in the judgment of the Company, impair the usefulness of such real Mortgaged Property in the Company's operations.

     Section 10.03.  Release of Mortgaged Property if Fair Value Test Satisfied.
                     ----------------------------------------------------------
Subject to Section 10.11, the Trustee shall release from the Lien of this Indenture any Mortgaged Property if the Fair Value of all of the Mortgaged Property (excluding the Mortgaged Property to be released but including any Mortgaged Property to be acquired by the Company with the proceeds of, or otherwise in connection with, such release) equals or exceeds an amount equal to the aggregate principal amount of Outstanding Bonds and Prior Lien Bonds outstanding at the time of such release, upon receipt by the Trustee of:

     (a) an Officers' Certificate, dated the date of such release, requesting such release, describing in reasonable detail the Mortgaged Property to be released and stating the reason for such release;

     (b) an Engineer's Certificate, dated the date of such release, stating (i) that the signer of such Engineer's Certificate has examined such Officers' Certificate in connection with such release, (ii) the Fair Value, in the opinion of the signer of such Engineer's Certificate, of (A) all of the Mortgaged Property, and (B) the Mortgaged Property to be released, in each case as of a date not more than 90 days prior to the date of such release, and (iii) that in the opinion of such signer, such release will not impair the security under this Indenture in contravention of the provisions hereof;

     (c) in the case any Bondable Property is being acquired by the Company with the proceeds of, or otherwise in connection with, such release, an Engineer's Certificate, dated the date of such release, as to the Fair Value, as of a date not more than 90 days prior to the date of such release, of the Bondable Property being so acquired (and if within six months prior to the date of acquisition by the Company of the Bondable Property being so acquired, such Bondable Property has been used or operated by a Person or Persons other than the Company in a business similar to that in which it has been or is to be used or operated by the Company, and the Fair Value to the Company of such Bondable Property, as set forth in such Certificate, is not less than $25,000 and not less than 1% of the aggregate principal amount of Bonds at the time Outstanding, such certificate shall be an Independent Engineer's Certificate);

     (d) an Accountant's Certificate, dated the date of such release, stating the aggregate principal amount of Outstanding Bonds and Prior Lien Bonds outstanding at the time of such release, and stating that the Fair Value of all of the Mortgaged Property (excluding the Mortgaged Property to be released but including any Bondable Property to be acquired by the Company with the proceeds of, or otherwise in connection with, such release) stated in the Engineer's Certificates filed pursuant to Section 10.03(b) and Section 10.03(c) equals or exceeds an amount equal to such aggregate principal amount; and

     (e) an Officers' Certificate, dated the date of such release, stating whether, and if so in what respect and to what extent, to the knowledge of the signers of such Officers' Certificate, there has occurred and is continuing an Event of Default.

     Section 10.04.  Release of Limited Amount of Mortgaged Property. If the
                     -----------------------------------------------
Company is unable, or elects not, to obtain, in accordance with Section 10.03, the release from the Lien of this Indenture of Mortgaged Property, subject to
Section 10.11, the Trustee shall release from the Lien of this Indenture any Mortgaged Property if the Fair Value thereof, as shown by the Engineer's Certificate filed pursuant to Section 10.04(b), is less than 1/2 of 1% of the aggregate principal amount of Outstanding Bonds and Prior Lien Bonds outstanding at the time of such release, provided that the aggregate Fair Value of all Mortgaged Property released pursuant to this Section 10.04, as shown by all Engineer's Certificates filed pursuant to Section 10.04(b) in any period of 12 consecutive calendar months which includes the date of such Engineer's Certificate, shall not exceed 1% of the aggregate principal amount of the Outstanding Bonds and Prior Lien Bonds outstanding at the time of such release, upon receipt by the Trustee of:

     (a) an Officers' Certificate, dated the date of such release, requesting such release, describing in reasonable detail the Mortgaged Property to be released and stating the reason for such release;

     (b) an Engineer's Certificate, dated the date of such release, stating (A) that the signer of such Engineer's Certificate has examined such Officers' Certificate in connection with such release, (B) the Fair Value, in the opinion of the signer of such Engineer's Certificate, of such

Mortgaged Property to be released as of a date not more than 90 days prior to the date of such release, and (C) that in the opinion of such signer such release will not impair the security under this Indenture in contravention of the provisions hereof;

     (c) an Accountant's Certificate, dated the date of such release, stating the aggregate principal amount of Outstanding Bonds and Prior Lien Bonds outstanding at the time of such release, that 1/2 of 1% of such aggregate principal amount exceeds the Fair Value of the Mortgaged Property for which such release is applied for, and that 1% of such aggregate principal amount exceeds the aggregate Fair Value of all Mortgaged Property released from the Lien of this Indenture pursuant to this Section 10.04, as shown by all Engineer's Certificates filed pursuant to Section 10.04(b) in such period of 12 consecutive calendar months; and

     (d) an Officers' Certificate, dated the date of such release, stating whether, and if so in what respect and to what extent, to the knowledge of the signers of such Officers' Certificate, there has occurred and is continuing an Event of Default.

     Section 10.05.  Release of Mortgaged Property Not Subject to a Prior Lien.
                     ---------------------------------------------------------
(a) If the Company is unable, or elects not, to obtain, in accordance with
Section 10.03, the release from the Lien of this Indenture of Mortgaged Property which is not subject to a Prior Lien, the Company may, subject to Section 10.11, obtain the release of such Mortgaged Property from the Lien of this Indenture on the basis of cash, Governmental Obligations, purchase money obligations, Bondable Property acquired by the Company with the proceeds of, or otherwise in connection with, such release, or the waiver of the right to the authentication and delivery of Bonds as described in Section 10.05(a)(iii)(B), or a combination thereof, and the Trustee shall release such Mortgaged Property from the Lien of this Indenture, upon receipt by the Trustee of:

               (i) an Officers' Certificate, dated the date of such release, requesting such release, describing in reasonable detail the Mortgaged Property to be released, stating the reason for such release and stating the amount and character of the consideration to be received by the Company therefor;

               (ii) an Engineer's Certificate, dated the date of such release, stating (A) that the signer of such Engineer's Certificate has examined such Officers' Certificate in connection with such release, (B) the Fair Value, in the opinion of the signer of such Engineer's Certificate, of the Mortgaged Property to be released as of a date not more than 90 days prior to the date of such release, (C) the fair market value in cash, in the opinion of such signer (which opinion may be based on an Appraiser's Certificate), of any Governmental Obligations and purchase money obligations included in the consideration for such release and (D) that in the opinion of such signer such release will not impair the security under this Indenture in contravention of the provisions hereof;

               (iii) (A) an aggregate amount of Governmental Obligations and purchase money obligations having a fair market value in cash as evidenced by an Appraiser's Certificate, cash and evidence of the acquisition by the Company of Bondable Property with the proceeds of, or otherwise in connection with, such release (the amount of such Bondable Property shall be the Fair Value thereof as of a date not more than 90 days prior to the date of such release, as evidenced to the Trustee by an

     Engineer's Certificate, dated the date of such release, and if within six months prior to the date of acquisition by the Company of the Bondable Property being so acquired such Bondable Property has been used or operated by a Person or Persons other than the Company in a business similar to that in which it has been or is to be used or operated by the Company, and the Fair Value to the Company of such Bondable Property, as set forth in such Certificate, is not less than $25,000 and not less than 1% of the aggregate principal amount of Bonds at the time Outstanding, such certificate, shall be an Independent Engineer's Certificate), not less than the Fair Value of the Mortgaged Property to be released, or (B) an Officers' Certificate, dated the date of such release, waiving the right of the Company to the authentication and delivery of an aggregate principal amount of Bonds up to the amount required by Section 10.05 (a)(iii)(A), on the basis of the retirement of previously Outstanding Bonds under Article IV or on the basis of the purchase or acquisition and deposit or the retirement of Prior Lien Bonds under Article VI, and stating the matters required to be stated in the Officers' Certificate provided for in Section 4.01(c) or Section 6.01(e), as the case may be, in either case appropriately modified to reflect that the action being taken is the waiver of the right to, rather than a request for, the authentication and delivery of Bonds, or if applicable, accompanied by the certificate of the trustee or mortgagee under the Prior Lien securing such Prior Lien Bonds provided for in Section 6.01(a) in lieu of stating the matters required to be stated in the Officers' Certificate provided for in Section 6.01(e), or (C) a combination of the items specified in Section 10.05(a)(iii)(A) and (B);

               (iv) in case any obligations secured by a purchase money mortgage upon the Mortgaged Property to be released are included in the consideration for such release and are delivered to the Trustee in connection with such release, an Opinion of Counsel, dated the date of such release, stating that such obligations are valid obligations and that any purchase money mortgage securing such obligations is closed and is, or upon recording or filing in designated places will be, sufficient to afford a valid lien upon the Mortgaged Property to be released from the Lien of this Indenture, subject to no lien prior thereto, except such liens, if any, as shall have existed thereon immediately prior to such release as Permissible Encumbrances; and

               (v) an Officers' Certificate, dated the date of such release, stating whether, and if so in what respect and to what extent, to the knowledge of the signers of such Officers' Certificate, there has occurred and is continuing an Event of Default.

     (b) Any cash received by the Trustee pursuant to this Section 10.05 shall be held and applied in accordance with Article XI.

     Section 10.06.  Release of Mortgaged Property Subject to a Prior Lien. (a)
                     -----------------------------------------------------
If the Company is unable, or elects not, to obtain, in accordance with Section 10.03, the release from the Lien of this Indenture of Mortgaged Property which is subject to a Prior Lien, subject to Section 10.11, the Trustee shall release such Mortgaged Property from the Lien of this Indenture if there has been or is being substituted for such Mortgaged Property, by delivery to the trustee, mortgagee or other holder of such Prior Lien and/or to the Trustee, an aggregate amount of Governmental Obligations and purchase money obligations having a fair market value in cash, cash and evidence of Bondable Property acquired by the Company with the proceeds of, or otherwise in connection with, such release, or the waiver of the right to the authentication and delivery of Bonds as described in Section 10.06(a)(iv)(B), or a combination thereof, not less than the Fair Value of the Mortgaged Property to be released from the Lien of this Indenture, upon receipt by the Trustee of:

               (i) an Officers' Certificate, dated the date of such release, requesting such release, describing in reasonable detail the Mortgaged Property to be released, the Prior Lien to which such Mortgaged Property is subject, the amount of cash, Governmental Obligations or purchase money obligations to be delivered to, the Prior Lien trustee, mortgagee or other holder of such Prior Lien and/or to the Trustee, or both, and any Bondable Property acquired by the Company with the proceeds of, or otherwise in connection with, such release, in each case in substitution for such Mortgaged Property, and stating the reason for such release;

               (ii) an Opinion of Counsel, dated the date of such release, that the Mortgaged Property to be released from the Lien of this Indenture is subject to the Prior Lien described in the foregoing Officers' Certificate and that, based upon documents received by such counsel, the Company appears to have complied with all the terms and conditions for such release under such Prior Lien;

               (iii) an Engineer's Certificate, dated the date of such release, stating (A) that the signer of such Engineer's Certificate has examined such Officers' Certificate in connection with such release, (B) the Fair Value, in the opinion of such signer, of the Mortgaged Property to be released as of a date not more than 90 days prior to the date of such release, (C) the Fair Value in the opinion of such signer (which opinion may be based on an Appraiser's Certificate) of any Governmental Obligations and purchase money obligations included in the consideration for such release and (D) that, in the opinion of such signer, such release will not impair the security under this Indenture in contravention of the provisions hereof;

               (iv) (A) an aggregate amount of Governmental Obligations and purchase money obligations having a fair market value in cash as evidenced by an Appraiser's Certificate, cash and evidence of the acquisition by the Company of Bondable Property with the proceeds of, or otherwise in connection with, such release (the amount of such Bondable Property shall be the Fair Value thereof as of a date not more than 90 days prior to the date of such release, as evidenced to the Trustee by an Engineer's Certificate, dated the date of such release, and if within six months prior to the date of acquisition by the Company of the Bondable Property being so acquired such Bondable Property has been used or operated by a Person or Persons other than the Company in a business similar to that in which it has been or is to be used or operated by the Company, and the Fair Value to the Company of such Bondable Property, as set forth in such Certificate, is not less than $25,000 and not less than 1% of the aggregate principal amount of Bonds at the time Outstanding, such certificate, shall be an Independent Engineer's Certificate), not less than the excess, if any, of
     (1) the Fair Value, as specified in the Engineer's Certificate described in
     Section 10.06(a)(iii), of the Mortgaged Property to be released over (2) the aggregate amount of Governmental Obligations and purchase money obligations having a fair market value in cash as evidenced by an Appraiser's Certificate and cash deposited with the trustee, mortgagee or other holder of such Prior Lien; or (B) an Officers' Certificate, dated the date of such release, waiving the right of the Company to the authentication and delivery of an aggregate principal amount of Bonds up to the amount required by Section 10.06(a)(iv)(A), on the basis of the retirement of previously Outstanding Bonds under Article IV or on the basis of the purchase or acquisition and deposit or the retirement of Prior Lien Bonds under Article VI, and stating the matters required to be stated in the Officers' Certificate provided for in Section 4.01(c) or
     Section 6.01(e), as the case may be, in either case appropriately modified to reflect that the action being taken is the waiver of the right to, rather than a request for, the authentication and delivery of Bonds, or if applicable, accompanied by the certificate of the trustee or mortgagee under the Prior Lien securing such Prior Lien Bonds provided for in Section 6.01(e) in lieu of stating the matters required to be stated in the Officers' Certificate provided for in Section 6.01(e), or (C) a combination of the items specified in Section 10.06(a)(iv)(A) and (B);

               (v) in case any obligations secured by a purchase money mortgage upon the Mortgaged Property to be released are included in the consideration for such release and are delivered to the Trustee in connection with such release, an Opinion of Counsel, dated the date of such release, stating that such obligations are valid obligations and that any purchase money mortgage securing such obligations is closed and is, or upon recording or filing in designated places will be, sufficient to afford a valid lien upon the Mortgaged Property to be released from the Lien of this Indenture, subject to no lien prior thereto, except such liens, if any, as shall have existed thereon immediately prior to such release as Permissible Encumbrances; and

               (vi) an Officers' Certificate, dated the date of such release, stating whether, and if so in what respect and to what extent, to the knowledge of the signers of such Officers' Certificate, there has occurred; and is continuing an Event of Default.

     (b) Any cash received by the Trustee pursuant to this Section 10.06 shall be held and applied in accordance with Article XI.

     Section 10.07.  Eminent Domain. In case (a) any Mortgaged Property shall be
                     --------------
taken by exercise of the power of eminent domain, or by similar right or power, or if any governmental authority shall exercise any right which it may now or hereafter have to purchase or designate a purchaser of, or order the sale of, all or any Mortgaged Property, or in case of any sale or conveyance of Mortgaged Property in lieu and in reasonable anticipation of any such event, and (b) the Company is unable, or elects not, to obtain, in accordance with Section 10.03, the release from the Lien of this Indenture of such Mortgaged Property, all net proceeds of each such taking, purchase or sale, or, in case of a sale or conveyance in anticipation thereof, an aggregate amount of Governmental Obligations or purchase money obligations having a fair market value in cash as evidenced by an Appraiser's Certificate and cash, not less than the Fair Value, as of a date not more than 90 days prior to the date of such release, as evidenced by an Engineer's Certificate, dated the date of such release, of the Mortgaged Property sold or conveyed, together with all net sums payable for any damage to any Mortgaged Property by or in connection with any such taking, purchase, sale or conveyance, to the extent not deposited under a Prior Lien with the trustee, mortgagee or other holder of such Prior Lien, shall be deposited with the Trustee, to be held and applied in accordance with Article XI; provided that, to the extent such sums as set forth in this Section 10.07 are deposited with and subsequently released by the trustee or mortgagee under any Prior Lien, such proceeds shall then be paid by the Company to the Trustee to the extent that, but for the requirements of such Prior Lien, the Company would have been required under this Section 10.07 to deposit such amounts with the Trustee; and the Trustee (subject to Section 10.11) shall release the Mortgaged Property so taken, purchased, sold or conveyed upon being furnished with :

               (i) an Opinion of Counsel, dated the date of such release, to the effect that such Mortgaged Property has been lawfully taken, purchased or sold as aforesaid; or

               (ii) in case of any such sale or conveyance in anticipation of such taking, purchase or sale, a Board resolution to the effect that such sale or conveyance was in lieu and in reasonable anticipation of such taking, purchase or sale.

     Section 10.08.  Release of Governmental Obligations and Purchase Money
                     ------------------------------------------------------
Obligations. (a) Any Governmental Obligations and purchase money obligations
- -----------
received or to be received by the Trustee under this Indenture in consideration for the release of any Mortgaged Property from the Lien of this Indenture by the Trustee, and the purchase money mortgage securing such purchase money obligations shall be released by the Trustee from the Lien of this Indenture and delivered or assigned to the Company, or as it shall request, upon payment by the Company to the Trustee of the unpaid principal of such Governmental Obligations or such purchase money mortgage and/or of the obligations thereby secured or at any time after the Trustee shall have received on account of the principal thereof an amount in cash equal to the aggregate principal amount of any such Governmental Obligations or such purchase money obligations to the extent made a basis of a credit in the application for the release from this Indenture of such Mortgaged Property.

     (b) Any cash received by the Trustee pursuant to this Section 10.08 shall be held and applied in accordance with Article XI.

     Section 10.09.  Substituted Property. All rights and property (other than
                     --------------------
cash) acquired by the Company by exchange or purchase to take the place of, or in consideration for, any Mortgaged Property surrendered, modified, released (other than pursuant to Section 10.05, Section 10.06 or Section 10.07) or sold, under this Indenture, shall forthwith and without further conveyance, transfer or assignment become subject to the Lien of this Indenture; but the Company, at the request of the Trustee from time to time, or without such request to the extent necessary to comply with any applicable legal requirements for the full protection of the Trustee and the Holders, will grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, set over and confirm any and all such property to the Trustee, by proper deeds or other instruments, which the Company will duly record and file, and rerecord and refile, in all places required for the proper protection of the Trustee and of the Holders, upon the trusts and for the purposes of this Indenture.

     Section 10.10.  Receiver, Trustee, etc. In case a receiver or trustee of
                     -----------------------
the Company, or of all or a substantial part of the Mortgaged Property or business of the Company, shall be lawfully appointed, all acts or requests which the Company may do or make under the foregoing provisions of this Article X may be done or made by such receiver or trustee with the consent of the Trustee, which may give or withhold such consent from time to time in its uncontrolled discretion, subject to Section 14.01 and
Section 14.02. In case the Trustee shall be in possession of the Mortgaged Property under this Indenture, the Trustee in its uncontrolled discretion, without any action or request by the Company or any receiver or trustee, and without hereby limiting any other right or power of the Trustee, may take any action authorized by this Indenture to be taken by the Company, by the Company and the Trustee or by the Trustee on the request of the Company.

     Section 10.11.  Suspension of Rights in Case of an Event of Default.
                     ---------------------------------------------------
  (a) At any time when an Event of Default has occurred and is continuing, the Company shall not have the right to exercise any privilege or to take any action permitted by this Article X (except under Sections 10.01 and 10.02) except to the extent that it shall have obtained the written consent of the Trustee; and the Trustee may, subject to Section 14.01 and Section 14.02, give or withhold such consent from time to time in its discretion.

     (b) For purposes of this Section 10.11, an Event of Default shall be deemed to have occurred and be continuing upon the occurrence of any of the events specified in Section 12.01 without awaiting the expiration of any period of grace or the giving of notice.

     Section 10.12.  Purchaser in Good Faith. No purchaser in good faith of
                     -----------------------
Mortgaged Property purporting to be released under any of the provisions of this
Article X shall be bound to ascertain the authority of the Trustee to execute the release or to inquire as to any facts required by the provisions hereof for the exercise of such authority, or to see to the application of any purchase money.

                                  ARTICLE XI

                     APPLICATION OF FUNDS HELD By TRUSTEE

     Section 11.01.  Withdrawal, Application or Use of Cash Held by Trustee.
                     ------------------------------------------------------

  (a) Unless the Company is in default in the payment of any interest on any Bonds then Outstanding or any Event of Default shall have occurred and be continuing, any cash deposited with Trustee pursuant to Section 5.01 shall be held by the Trustee and such cash, and any other cash which, under any other provision of this Indenture (whether referred to as cash or moneys in any such provision), is required to be held and applied in accordance with this Article XI, may be withdrawn, used or applied as provided in this Section 11.01:

               (i) may be withdrawn from time to time by the Company to the extent of the lesser of the Cost or the Fair Value of Unbonded Bondable Property Bonded after making any deductions and additions in respect of Bondable Property pursuant to clauses (ii) or (iii) of the definition of "Bondable Property" in Section 1.03;

               (ii) may be withdrawn from time to time by the Company in an amount equal to the principal amount of Bonds which the Company shall have the right to have authenticated and delivered under Article IV or Article VI;

               (iii) may, upon the request of the Company, be applied by the Trustee to the payment at maturity of any Outstanding Bonds or Prior Lien Bonds or to the redemption of any Outstanding Bonds or Prior Lien Bonds which are, by their terms, redeemable, of such series as may be designated by the Company;

               (iv) may be used by the Trustee for the purchase of Bonds or Prior Lien Bonds of such series as may be designated by the Company; provided, however, that none of such cash shall be applied to the payment of more than the principal amount of any Bonds or Prior Lien Bonds so purchased, except to the extent that the aggregate principal amount of all Bonds and Prior Lien Bonds theretofore, and all Bonds or Prior Lien Bonds then to be, so purchased, shall have exceeded the aggregate cost for principal, interest, brokerage and premium, if any, on all Bonds and Prior Lien Bonds theretofore, and on all Bonds or Prior Lien Bonds then to be, so purchased; and/or

               (v) may, with the consent of the Company, which consent shall not be unreasonably withheld, be applied by the Trustee from time to time to the payment of fees, charges and expenses of the Trustee in accordance with this Indenture.

     (b) Such cash shall, from time to time, be paid out or used or applied by the Trustee, as aforesaid, upon the request of the Company, and upon receipt by the Trustee of an Officers' Certificate stating that the Company is not in default in the payment of the interest on any Bonds then Outstanding and that no Event of Default has occurred and is continuing. In case such withdrawal of cash is, in whole or in part, based upon Unbonded Bondable Property as permitted under Section 11.01(a)(i), the Company shall comply with all applicable provisions of Article III as if such Unbonded Bondable Property were made a basis for the authentication and delivery of Bonds thereon equivalent in principal amount to the amount of the cash to be withdrawn on such basis; or in case the withdrawal of cash is, in whole or in part, based upon the right to the authentication and delivery of Bonds pursuant to Section 11.01(a)(ii), the Company shall comply with all applicable provisions of Article IV or Article VI, as the case may be, relating to such authentication and delivery; recognizing that, in each such case, the action being taken is the withdrawal of cash rather than the authentication and delivery of Bonds.

     (c) Any withdrawal of cash pursuant to Section 11.01(a)(i) or Section 11.01(a)(ii) shall operate as a waiver by the Company of its right to the authentication and delivery of Bonds upon the basis of which such cash was withdrawn, and such Bonds may not thereafter be authenticated and delivered hereunder on such basis, and the amount of any Bondable Property, Bonds or Prior Lien Bonds which have been made the basis for such withdrawal shall be Bonded.

     (d) Any obligation secured by a purchase money mortgage received by the Trustee under this Indenture in consideration for the release of any Mortgaged Property from the Lien of this Indenture may be released from the Lien of this Indenture at any time upon payment by the Company to the Trustee of the unpaid portion of the principal of such obligation; provided, however, at any time after the Trustee shall have received on account of the principal of any obligation secured by a purchase money mortgage on specified Mortgaged Property (from the Company, the obligor or otherwise), an amount in cash equal to the aggregate principal amount of such obligation to the extent made a basis of a credit in the application for the release from the

Lien of this Indenture of such Mortgaged Property, the Trustee shall deliver to the Company on the written request of an Authorized Officer the purchase money mortgage on such Mortgaged Property and all obligations secured thereby then held by the Trustee.

     (e) The principal of and interest on any Governmental Obligations and purchase money obligations secured by a purchase money mortgage held by the Trustee shall be collected by the Trustee as and when such principal and interest become payable. Unless the Company is in default in the payment of the interest on any Outstanding Bond or any Event of Default shall have occurred and be continuing, the interest received by the Trustee on any such obligations shall be paid over to the Company, and any payments received by the Trustee on account of the principal of any such obligations in excess of the amount of credit used by the Company in respect of such obligations upon the release of any Mortgaged Property from the Lien of this Indenture shall also be paid to the Company.

     (f) The Trustee shall have and may exercise all the rights and powers of an owner of obligations secured by purchase money mortgage held by the Trustee and of all substitutions therefor and, without limiting the generality of the foregoing, may collect and receive all insurance moneys payable to it under any provision thereof and apply the same in accordance with the provisions thereof, may consent to extensions thereof at a higher or lower rate of interest, may join in any plan or plans of voluntary or involuntary reorganization or readjustment or rearrangement and may accept and hold under this Indenture new obligations, stocks or other securities issued in exchange therefor under any such plan, and any discretionary action which the Trustee may be entitled to take in connection with any such obligations or substitutions therefor shall be taken, so long as no Event of Default has occurred and is continuing, in accordance with the request of the Company, evidenced by a Board resolution, and while an Event of Default is continuing, in the discretion of the Trustee.

     Section 11.02.  Moneys to be Held in Trust; Investment Thereof.
                     ----------------------------------------------
  (a) Subject to Section 18.02, all moneys received by the Trustee shall, until withdrawn, used or applied as provided in this Indenture, be held in trust for the purposes for which they were paid, but need not be segregated from other funds except as directed by the Company or as and to the extent required by law.

     (b) After compliance with any applicable legal requirements, the Trustee may deposit all or any part of moneys received by it, in a certificate of deposit or otherwise, to its credit as Trustee in its own banking department or, with the consent of the Company, in any bank or trust company having a combined capital and surplus of not less than Twenty Million Dollars ($20,000,000); or the Trustee, after such compliance and subject to Section 11.02(g), may so deposit all or any part of such moneys, together with moneys of like nature held by it under other indentures and trust instruments, to its credit as Trustee of all moneys deposited in each such account.

     (c) When so directed by the Company, subject to clauses (f) and (g) of this
Section 11.02, the Trustee shall invest all or any part of such moneys received by it in any Investment Securities; and the Trustee, when so directed by the Company, shall sell or repurchase all or any part of such Investment Securities. Such Investment Securities shall be held by the Trustee as part of the Mortgaged Property; provided, however, that the proceeds of such Investment Securities representing interest shall be paid or credited to the Company and shall not constitute Mortgaged Property. If any such sale, or any payment on the maturity of any such Investment Securities held by the Trustee, shall produce a net sum less than the cost (including accrued interest) of such Investment Securities sold or paid, the Company will promptly pay to the Trustee such amount of cash as will, with the net proceeds of such sale or such payment, equal the cost (including accrued interest) of such Investment Securities so sold or paid; and if any such sale, or any payment at the maturity of any such Investment Securities held by the Trustee, shall produce a net sum greater than the cost (including accrued interest) of such Investment Securities so sold or paid the Trustee shall, if no Event of Default has occurred and is continuing, pay to the Company the amount of such excess. The Company will also pay to the Trustee all brokers' fees and other expenses incurred by the Trustee in connection with its investment of such moneys and the sale of such Investment Securities. In the event of a loss on the sale of such investments (after giving effect to any interest or other income thereon (except to the extent theretofore paid to the Company), the Trustee shall have no responsibility in respect of such loss except that the Trustee shall notify the Company of the amount of such loss and the Company shall promptly pay such amount to the Trustee to be credited as part of the moneys originally invested.

     (d) The Trustee hereby agrees to act as the Operating Bank hereunder. From time to time as called for by this Section 11.02 of the Indenture, the Operating Bank shall establish and maintain on the books and records of its office in New York, New York, and maintain in the name of the Trustee, each respective Securities Account to be established for the investment of moneys held by the Trustee under this Indenture to the extent required to be invested pursuant to
Section 11.02(c) of this Indenture. In the event of any replacement of the Trustee under this Indenture, the successor trustee (or any other Person designated by the Trustee with the Company's consent) shall become the Operating Bank, concurrently with such succession, for all purposes of this Indenture.
The Trustee, in its capacity as the Operating Bank, also agrees to cooperate with any replacement Operating Bank as to the transfer of any property in, or records relating to, any Securities Account maintained by it under this Indenture.

     (e) The Trustee, in its respective capacities as the Trustee and as the Operating Bank, hereby agrees that (i) all Investment Securities invested by the Trustee pursuant to Section 11.02(c) will be held in one or more accounts maintained in the Trustee's name with the Operating Bank, and each such account will be a Securities Account of which the Operating Bank is the Securities Intermediary and in respect of which the Trustee is the "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC) of the "securities entitlement" (as defined in Section 8-102(a)(17) of the UCC) with respect to each "financial asset" (as defined in Section 8-102(a)(9) of the UCC) credited to such account,
(ii) all cash required to be deposited in any such account, all Investment Securities and all other property acquired with cash credited to any such account will be credited to such account, (iii) all items of property (whether cash, Investment Securities, other investments, securities, instruments or other property) credited to each Securities Account will be treated as a "financial asset" (as defined in Section 8-102(a)(9) of the UCC) under Article 8 of the UCC, (iv) the Operating Bank's "securities intermediary's jurisdiction" (as defined in Section 8-110(e) of the UCC) with respect to each such account is the State of New York and (v) all securities, instruments and other property registered in or credited to any such Securities Account shall be payable to or to the order of, or registered in the name of, the Operating Bank or shall be endorsed to the Operating Bank or in blank, and in no case whatsoever shall any financial asset credited to any Securities Account be registered in the name of the Company, payable to or to the order of the Company or specially endorsed to the Company except to the extent the foregoing have been specially endorsed by the Company to the Operating Bank or in blank. The Trustee agrees that it will hold (and will indicate clearly in the books and records that it holds) its "security entitlement" to the "financial asset" credited to each Securities Account in trust for the purposes for which all monies received by the Trustee for deposit into such Securities Account were paid.

     (f) The Trustee shall allow interest on any moneys held by it under this Indenture and deposited by it in its banking department, at the current rate or rates, if any, from time to time paid by it on similar deposits of like size and nature over like periods of time, unless in a particular instance the Trustee and the Company shall otherwise agree. Interest so allowed and interest received by the Trustee from deposits in other banks and trust companies of moneys which are a part of the Mortgaged Property made pursuant to Section 11.02(b), except as otherwise herein provided in respect of particular moneys, shall, if no Event of Default has occurred and is continuing, be paid or credited to the Company by the Trustee.

     (g) At the direction of the Company, the Trustee shall establish one or more accounts for the deposit and/or investment of moneys received by it, including a separate account from which all moneys payable by the Trustee on behalf of the Company shall be paid and into which moneys shall be deposited by the Company, or by the Trustee on behalf of the Company, from other accounts or investments held or managed by the Trustee, as needed, so that such account shall be operated with a zero balance.

                                  ARTICLE XII

                             DEFAULT AND REMEDIES

     Section 12.01.  Events of Default. (a) Each of the following events is an
                     -----------------
"Event of Default":

               (i) default in the due and punctual payment of the principal of or premium, if any, on any Bond, when such principal or premium shall have become due and payable, whether at maturity, pursuant to any sinking fund or analogous fund, or by declaration or otherwise, which default shall have continued for a period of more than one day;

               (ii) default in the payment of any interest on any Bond, when and as the same shall have become due and payable, which default shall have continued for a period of 90 days;

               (iii) default in the payment of principal of, premium, if any, or interest on any Prior Lien Bond outstanding, continued beyond the period of grace, if any, specified in the Prior Lien securing payment of such principal, premium and interest;

               (iv) default in the due observance or performance of any other covenant or condition in this Indenture which is required to be kept or performed by the

     Company, and which default shall have continued for the period of 90 days after written notice thereof shall have been given to the Company by the Trustee, or by the holders of not less than 30% in aggregate principal amount of the Outstanding Bonds;

               (v) by decree of a court of competent jurisdiction the Company is adjudicated a bankrupt or insolvent, or an order is made by such court for the winding up or liquidation of the affairs of the Company or approving a petition seeking reorganization or arrangement of the Company under the bankruptcy law or other law or statute of the United States of America or of any State, or, by order of such court, a trustee or liquidator or receiver is appointed for the Company or for the property of the Company, and any such decree or order shall continue in effect for a period of 90 days;

               (vi) the Company files a petition for voluntary bankruptcy, or consents to the filing of any such petition, or makes an assignment for the benefit of creditors, or consents to the appointment of a trustee or liquidator or receiver of the Company or of all or a substantial part of its Mortgaged Property, or files a petition or answer or consent seeking reorganization or arrangement under the bankruptcy law or other law, or statute of the United States of America or of any State, or consents to the filing of any such petition, or files a petition to take advantage of any debtors' act; and

               (vii) the occurrence of any default by the Company, continued beyond the period of grace, if any, under the terms of any indenture supplemental hereto or any Bond, if different from the Events of Default specified in this Section 12.01(a).

     (b) The Trustee shall, within 90 days after the occurrence thereof, give to the Holders, in the manner and to the extent provided in TIA Section 313(c), notice of all defaults known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 12.01 (b) being hereby defined to be the events specified in Section 12.01(a), not including any periods of grace provided for therein); but in the case of defaults of the character specified in Sections 12.01(a)(ii) and 12.01(a)(iv), no such notice shall be given until at least 60 days after the occurrence thereof, provided that, except in the case of default in the payment of the principal of or interest or Liquidated Damages, if any, on any of the Bonds or in the payment of any sinking or analogous fund installment and Liquidated Damages, the Trustee shall be protected in withholding such notice if and so long as the Board of Directors, the Executive Committee, or a trust committee of directors and/or Responsible Officers, of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders.

     (c) In each and every case of an Event of Default, and during the continuance thereof, the Trustee directly or by its agents or attorney may, to the extent permitted by law, enter upon the Mortgaged Property; may exclude the Company and its agents and employees wholly therefrom, either directly or by its receivers, agents, employees or attorneys; may use, operate, manage and control the Mortgaged Property, and conduct the business of the Mortgaged Property to the best advantage of the Holders; may make all necessary or proper repairs, renewals, replacements and useful alterations, additions, betterments and improvements to the Mortgaged Property as the Trustee may deem best; may manage and operate the Mortgaged Property and exercise all rights and powers of the Company in respect thereof, and be entitled to collect and receive all tolls, earnings, income, rents, issues and profits thereof; and, after deducting all expenses incurred hereunder and all payments which may be made for taxes, assessments, insurance and prior or other proper charges upon the Mortgaged Property or any part thereof, as well as just and reasonable compensation for the services of the Trustee and for all agents and employees properly engaged by it, the Trustee shall apply the moneys arising as aforesaid, as follows:

               (i) in case none of the principal of or premium, if any, on the Bonds shall have become due, to the payment of any interest in default, in the order of the maturity of the installments of such interest, with interest thereon at the same rates, respectively, as were borne by the respective Bonds on which such interest shall be in default; such payments to be made ratably to the Persons entitled thereto, without discrimination or preference;

               (ii) in case the principal of or premium, if any, on any Bond shall have become due, at maturity by declaration or otherwise, first to the payment of the accrued interest (with interest on the overdue installments thereof at the same rates, respectively, as were borne by the respective Bonds on which such interest shall be in default) in the order of the maturity of such installments, and next, to the payment of the principal of and any premium, if any, due on all Outstanding Bonds; in every instance such payments to be made ratably to the Persons entitled to such payment without any discrimination or preference.

     (d) If the Trustee shall have entered, or shall have elected to enter, the Mortgaged Property, or in case a receiver of the Mortgaged Property shall have been appointed, or in case an Event of Default shall have occurred and be continuing, in each case as described in this Section 12.01, the Trustee shall be entitled to vote all shares of stock, if any, then subject to the Lien of this Indenture, and, for the benefit of the Holders, shall be entitled to collect and receive all dividends on all such shares of stock, and all sums payable for principal of, premium, if any, and interest on any Bonds or obligations which then shall be subject to the Lien of this Indenture, and to apply the moneys received in accordance with Section 12.01(c)(i) and Section 12.01(c)(ii); and, as holder of any shares of stock and of any such Bonds, to perform any and all acts, or to make or execute any and all transfers, requests, requisitions or other instruments, for the purpose of carrying out this Section 12.01, but if a receiver of any Mortgaged Property shall have been appointed and shall be in possession thereof, the Trustee from time to time in its discretion may, and if requested by the holders of a majority in aggregate principal amount of the Outstanding Bonds the Trustee shall, turn over to such receiver any part or all of the interest moneys and cash dividends declared and paid out of current earnings, so collected by the Trustee, and may cooperate with such receiver in managing and operating all of the properties and business of the Company in such manner as the Trustee shall deem to be in the best interests of the Holders.

     Section 12.02.  Upon an Event of Default Trustee May Sell Mortgaged
                     ---------------------------------------------------
Property. Subject to the requirements of applicable law, in case of the
- --------
occurrence and during the continuance of any Event of Default, the Trustee, directly or by its agents or attorneys, with or without entry upon the Mortgaged Property, in its discretion (a) may sell, subject to Prior Liens, to the highest and best bidder, all or any part of the Mortgaged Property of every kind and all right, title and interest therein and right of redemption thereof, which sale shall be made at public auction at such place and at such time and upon such terms as the Trustee may fix and briefly specify in the notice of sale to be given as provided in this Indenture, or as may be required by law; or (b) may proceed to protect and to enforce the rights of the Trustee and of the Holders under this Indenture, by suit or suits in equity or at law, whether for the specific performance of any covenant or agreement in this Indenture, or in aid of the execution of any power granted by this Indenture, or for the foreclosure of this Indenture, or for the enforcement of any other appropriate legal or equitable remedy, as the Trustee, being advised by counsel, may deem most effectual to protect and enforce any of its rights or exercise of any of its duties hereunder.

     Section 12.03.  Upon an Event of Default and Request of Holders of a
                     ----------------------------------------------------
Majority of Bonds, Trustee Must Declare Principal Due. (a) In case of the occurrence and during the continuance of any Event of Default, the Trustee may, and upon the written request of the holders of a majority in aggregate principal amount of the Outstanding Bonds (or such other amount as may be specified with respect to any particular series of Bonds in the supplemental indenture pursuant to which such series of Bonds is issued, if an Event of Default shall have occurred and be continuing solely under clause (vii) of Section 12.01(a) with respect to such series of Bonds) shall, by notice in writing delivered to the Company, declare the principal of all Outstanding Bonds (including, but not limited to, the Bonds of such series) to be due and payable immediately, and upon any such declaration, the same shall be immediately due and payable, anything in this Indenture or in such Bonds contained to the contrary notwithstanding. This provision, however, is subject to the condition that if at any time after the principal of such Bonds shall have been so declared due and payable and before any sale of the Mortgaged Property shall have been made pursuant to this Article XII, the holders of a majority in aggregate principal amount of the Outstanding Bonds, by written notice to the Company and to the Trustee, may rescind such declaration and its consequences. No such rescission shall affect any subsequent default or impair any right consequent thereon.

     (b) In case the Trustee shall have proceeded to enforce any right under this Indenture by foreclosure, entry or otherwise, and such proceeding shall have been discontinued or abandoned because of a waiver, or for any other reason, or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored to their former positions and rights hereunder in respect of the Mortgaged Property; and all rights, remedies and powers of the Trustee shall continue as though no such proceeding had been taken.

     Section 12.04.  Duty of Trustee to Act on Request of Holders of a Majority
                     ----------------------------------------------------------
of Bonds. Upon the written request of the holders of a majority in aggregate
- --------
principal amount of the Outstanding Bonds (determined as provided in Section 20.03), in case of the occurrence and during the continuance of any Event of Default, it shall be the duty of the Trustee, upon being indemnified as provided in Section 12.14, to take all steps necessary for the protection and enforcement of its rights and the rights of the Holders, and to exercise the powers of entry or sale conferred in this Indenture, or both, or to take appropriate judicial proceedings by action, suit or otherwise, as the Trustee shall deem most expedient in the interest of the Holders; but anything in this Indenture to the contrary notwithstanding, the holders of not less than 75% in aggregate principal amount of the Outstanding Bonds, from time to time shall have the right to direct and control the action of the Trustee in any proceedings under this Article XII.

     Section 12.05.  Mortgaged Property May be Sold as an Entirety or in
                     ---------------------------------------------------
Parcels. In the event of any sale, whether made under the power of sale herein
- -------
granted, or under or by virtue of judicial proceedings, or of some judgment or decree of foreclosure and sale, subject to the requirements of applicable law, all of the Mortgaged Property, shall be sold as an entirety or in such parcels as the holders of a majority in aggregate principal amount of the Outstanding Bonds shall in writing request, or in absence of such request, as the Trustee may determine.

     Section 12.06.  Notice of Sale. Notice of any sale of Mortgaged Property
                     --------------
under this Indenture shall state the time when and the place where such sale is to be made, shall contain a brief general description of the Mortgaged Property to be sold, and shall be published in one Authorized Newspaper published in the City of Rutland, Vermont and in one Authorized Newspaper published in the Borough of Manhattan in the City and State of New York, at least once preceding such sale, the first publication in each such Authorized Newspaper to be made not less than twenty (20) days prior to the date of such sale, and such other notice as may be required by law shall also be given.

     Section 12.07.  Adjournment of Sale. From time to time the Trustee, or
                     -------------------
other Person acting in any sale of Mortgaged Property to be made under this Indenture, may adjourn such sale by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and without further notice or publication, such sale may be made at the time and place to which such sale shall be so adjourned.

     Section 12.08.  Interest of Purchaser and Company. (a) Upon the completion
                     ---------------------------------
of any sale of any Mortgaged Property under or by virtue of this Indenture, the Trustee shall execute and deliver to the purchaser a good and sufficient deed or other instruments conveying, assigning and transferring such Mortgaged Property. The Trustee and its successors are hereby appointed the attorneys of the Company, in its name and stead, to make all necessary conveyances, assignments and transfers of Mortgaged Property and for that purpose may execute all necessary deeds and instruments of conveyance, assignment and transfer, and may substitute one or more Persons with similar power, the Company hereby ratifying and confirming all that its said attorneys, or such substitute or substitutes, shall lawfully do by virtue hereof. Nevertheless, the Company, if so requested by the Trustee, shall join in the execution and delivery of such conveyances, assignments and transfers.

     (b) Any such sale of Mortgaged Property made under or by virtue of this Indenture, whether under the power of sale herein granted or pursuant to judicial proceedings, shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Company, in and to the Mortgaged Property sold, and shall be a perpetual bar, both at law and in equity, against the Company, its successors and assigns, and against any and all Persons claiming or to claim the Mortgaged Property sold or any part thereof, from, through or under the Company or its successors or assigns.

     Section 12.09.  Trustee's Receipt Sufficient to Discharge Purchaser.
                     ---------------------------------------------------
  The receipt by the Trustee or other authorized Person of money paid for the purchase of Mortgaged Property shall be a sufficient discharge to any purchaser of such Mortgaged Property, and no such purchaser or the representative, grantee or assignee of such purchaser, after paying such purchase money and receiving such receipt, shall be affected by, or in any manner answerable for any loss, misapplication or non-application of such purchase money, or be bound to inquire as to the authorization, necessity, expediency or regularity of such sale.

     Section 12.10.  Principal of Bonds to Become Due in Case of Sale. In case
                     ------------------------------------------------
of any sale of Mortgaged Property under this Article XII, whether under the power of sale granted in this Indenture or pursuant to judicial proceedings, the aggregate principal amount of the Outstanding Bonds, if not previously due, shall at once become due and payable, anything in such Bonds or in this Indenture to the contrary notwithstanding.

     Section 12.11.  Application of Sale Proceeds. The purchase money received
                     ----------------------------
by the Trustee from the sale of Mortgaged Property under the power of sale granted in this Indenture, or a sale pursuant to judicial proceedings under this Indenture, together with any other moneys which may be held by the Trustee under any provision of this Indenture as part of the Mortgaged Property, shall be applied as follows:

               First. To the payment of the costs and expenses of such sale, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all expenses, liabilities or advances made or incurred by the Trustee under this Indenture, and to the payment of all taxes, assessments or Prior Liens, except any taxes, assessments or other Prior Liens subject to which such sale shall have been made.

               Second. To the payment of the whole amount then owing and unpaid upon the Outstanding Bonds, for principal of, premium, if any, and interest on such Outstanding Bonds, with interest accruing on the overdue principal, premium, if any, and installments of interest at the same rates respectively as were borne by the respective Bonds whereof the principal, premium, if any, or installments of interest may be overdue, and in case such proceeds shall be insufficient to pay in full the whole amount so due and unpaid upon such Bonds, then to the payment of such principal, premium, if any, and interest, without preference or priority, ratably according to the aggregate of such principal, premium, if any, and interest. Such payments shall be made on the date fixed by the Trustee, upon presentation of the Outstanding Bonds, stamping thereon the amount paid if such Bonds and coupons are only partly paid, and upon surrender thereof if fully paid.

               Third. To the payment of the surplus, if any, to the Company, its successors or assigns.

     Section 12.12.  Bonds May Be Applied Against Purchase Price. In case of any
                     -------------------------------------------
sale of any Mortgaged Property under this Article XII, whether under power of sale granted in this Indenture or pursuant to judicial proceedings, any Holder, or the Trustee, subject to Section 14.01 and Section 14.02, may bid for and purchase any Mortgaged Property, and, upon compliance with the terms of sale, may hold, retain, possess and dispose of such property in absolute right of such Holder or the Trustee, without further accountability, and shall be entitled, for the purpose of making settlement or payment for the Mortgaged Property purchased, to use and apply any Bonds by presenting such Bonds, in order that there may be credited thereon the sum apportionable and applicable thereto out of the net proceeds of such sale; and thereupon such purchaser shall be credited on account of such purchase price with the sum apportionable and applicable out of such net proceeds to the payment of or as credit on the Outstanding Bonds so presented.

     Section 12.13.  Company Not to Insist Upon or Plead Stay or Extension Law
                     ---------------------------------------------------------
or Exercise Right of Redemption. The Company will not, in the event of any sale of Mortgaged Property under this Article XII, insist upon or plead, or in any manner whatever claim or take the benefit or advantage of, any stay or extension law now or at any time in force, nor will it claim, take or insist upon any benefit or advantage from any law now or at any time in force, providing for the valuation or appraisement of Mortgaged Property, or any part thereof, prior to any sale thereof, or to the decree, judgment or order of any court of competent jurisdiction; nor, after any such sale, will the Company claim or exercise any right under any statute now or at any time made or enacted, or otherwise, to redeem the Mortgaged Property so sold, or any part thereof; and the Company hereby expressly waives all benefit and advantage of any such law, or laws, and covenants that it will not invoke or utilize any such law or laws in order to hinder, delay or impede the execution of any power herein granted and delegated to the Trustee, but the Company will permit the execution of every such power as though no such law or laws had been made or enacted.

     Section 12.14.  Holders Not to Institute Suit Without Request to Trustee,
                     ---------------------------------------------------------
Trustee May Enforce Rights Without Possession of Bonds; Undertaking for Costs.
- -----------------------------------------------------------------------------

  (a) No holder of any Outstanding Bond shall have any right to institute any suit, action or proceeding in equity or at law for the foreclosure of this Indenture, or for the execution of any trust of the Indenture or for the appointment of a receiver or for any other remedy under this Indenture, unless
(i) the holders of not less than 30% in aggregate principal amount of the Outstanding Bonds shall (A) have requested the Trustee in writing to take action in respect of such matter and shall have afforded to the Trustee a reasonable opportunity either to proceed to exercise the powers granted in this Indenture to the Trustee, or to institute such action, suit or proceeding in its own name and (B) have offered to the Trustee security and indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby, and (ii) the Trustee shall have refused or neglected to act on such notice, request and indemnity; such notification, request and offer of indemnity are hereby declared, in every such case, at the option of the Trustee, to be conditions precedent to the execution by the Trustee of its powers and trusts under this Indenture and to any action or cause of action the Trustee may take or possess for foreclosure or for the appointment of a receiver or any other remedy hereunder; it being understood and intended that no one or more holders of Outstanding Bonds shall have any right in any manner whatever to affect, disturb or prejudice the Lien of this Indenture by action of such one or more holders, or to enforce any right under this Indenture, except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the ratable benefit of all holders of such Outstanding Bonds.

     (b) All rights of action under this Indenture may be enforced by the Trustee without the possession of any Bond or the production thereof at trial or other proceedings relative thereto, and any such suit or proceedings instituted by the Trustee shall be brought in its own name, and any recovery of judgment shall be for the ratable benefit of the holders of such Bonds.

     (c) All parties to this Indenture agree, and each holder of any Bond by his, her or its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit or an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but this
Section 12.14(c) shall not apply to any suit instituted by the Trustee, to any suit instituted by the Holder or Holders holding more than 10% in aggregate principal amount of Outstanding Bonds, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on any Bond on or after the respective due dates expressed in such Bond.

     Section 12.15.  Remedies Cumulative. No remedy herein conferred upon or
                     -------------------
reserved to the Trustee is intended to be exclusive of any other remedy or remedies; but each and every such remedy, shall be cumulative, and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity or by statute. No delay or omission of the Trustee or Holders in exercising any right or power accruing upon any continuing Event of Default shall impair any such right or power or shall be construed to be a waiver of any such Event of Default, or an acquiescence therein; and every such right and power may be exercised from time to time and as often as may be deemed expedient.

     Section 12.16.  Covenant to Pay Trustee; Judgment by Trustee; Application
                     ---------------------------------------------------------
of Moneys. (a) In case (i) default shall be made in the payment of any interest
- ---------
on any Outstanding Bond and such default shall have continued for a period of 90 days or (ii) default shall be made in the payment of the principal of or premium, if any, on any Outstanding Bond when payable, whether upon the maturity of such Bond, or upon a declaration of maturity as authorized by this Indenture, or upon a sale as set forth in Section 12.10; then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Outstanding Bonds, the whole amount that then shall have become due and payable on all such Outstanding Bonds, for principal, premium, if any, or interest, as the case may be, with interest upon the overdue principal, premium, if any, and interest payable at the same rates respectively as were borne by the respective Bonds whereof the principal, premium, if any, or interest shall be overdue; and in the case the Company shall fail to pay the same forthwith upon such demand, the Trustee, in its own name and as the trustee of an express trust, shall be entitled to recover judgment against the Company for the whole amount so due and unpaid.

     (b) The Trustee shall be entitled to recover judgment as described in
Section 12.16(a), either before, after or during the pendency of any proceedings for the enforcement of the Lien of this Indenture, and the right of the Trustee to recover such judgment shall not be affected by any entry or sale of Mortgaged Property, or by the exercise of any other right, power or remedy for the enforcement of this Indenture; and in case of a sale of Mortgaged Property, and of the application of the proceeds of such sale to the payment of the obligations secured by the Lien of this Indenture, the Trustee, in its own name and as trustee of an express trust, shall be entitled to enforce payment of and to receive all amounts then remaining due and unpaid upon any and all of the Outstanding Bonds for the benefit of the Holders, and shall be entitled to recover judgment for any portion of such obligations remaining unpaid, with interest. No recovery of any such judgment by the Trustee, and no levy of execution of any such judgment upon any of the Mortgaged Property, or any other property, shall in any manner or to any extent affect the Lien of this Indenture upon any Mortgaged Property, or any rights, powers or remedies of the Trustee, or any lien, rights, powers or remedies of the Holders, but such lien, rights, powers and remedies of the Trustee and of the Holders shall continue unimpaired as before.

     (c) Any moneys received by the Trustee under this Section 12.16 shall be applied by the Trustee to the payment of the amounts then due and unpaid on the Outstanding Bonds in respect of which such moneys shall have been received, ratably and without any preference or priority of any kind, according to the amounts due and payable on such Bonds, at the date fixed by the Trustee for the distribution of such moneys, upon presentation of the several Bonds and stamping such payments thereon, if partly paid, and upon surrender thereof, if fully paid.

     Section 12.17.  Appointment of Receiver. In case of the occurrence and
                     -----------------------
during the continuance of any Event of Default, upon application of the Trustee, a receiver may be appointed to take possession of, and to operate, maintain and manage, the whole or any part of the Mortgaged Property, and the Company shall transfer and deliver to such receiver all such Mortgaged Property, wheresoever it may be situated; and in every case, when a receiver of the whole or of any part of such Mortgaged Property shall be appointed under this Section 12.17, or otherwise, the net income and profits of such Mortgaged Property shall be paid over to, and shall be received by, the Trustee, for the benefit of the Holders. This Section 12.17, however, is subject to the exclusive right of the Trustee, as pledgee, to retain the possession and control of any stocks, bonds, cash and indebtedness pledged or to be pledged with or held by the Trustee hereunder.

     Section 12.18.  Suits by Trustee to Protect Security. The Trustee shall
                     ------------------------------------
have power to institute and to maintain such suits and proceedings as it may be advised shall be necessary or expedient to prevent any impairment of the Lien of this Indenture by any acts of the Company, or of others, in violation of this Indenture or which are unlawful, or as the Trustee may be advised shall be necessary or expedient to preserve and to protect its interests and the security and interests of the Holders in respect of the Mortgaged Property, or in respect of the income, earnings, rents, issues and profits thereof, including power to institute and to maintain suits or proceedings to restrain the enforcement of, or compliance with, or the observance of, any legislative or other governmental enactment, rule or order which may be unconstitutional or otherwise invalid, if the enforcement of, or compliance with, or observance of, such enactment, rule or order would impair the Lien of this Indenture or be prejudicial to the interests of the Holders or of the Trustee.

     Section 12.19.  Trustee May File Proofs of Claims. The Trustee may file
                     ---------------------------------
such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Holders allowed in any judicial proceedings relative to the Company, its creditors or the Mortgaged Property. Nothing contained in this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Bonds or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     Section 12.20.  Holders' Rights at Maturity May Not be Impaired.
                     -----------------------------------------------
Notwithstanding any other provision of this Indenture, the right of any holder of any Bond to receive payment of the principal of, premium, if any, and interest on such Bond, on or after the respective due dates expressed in such Bond, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such holder.

     Section 12.21.  Waiver of Past Events of Default by Holders. The holders of
                     -------------------------------------------
a majority in aggregate principal amount of Bonds Outstanding (determined as provided in Section 20.03) which would be affected by such waiver may, on behalf of the holders of all the Bonds so affected, waive any past Event of Default and its consequences, except (a) an Event of Default in the payment of the principal of, premium, if any, or interest on any Bond, (b) an Event of Default arising from the creation of any lien prior to or on a parity with the Lien of this Indenture, except Permissible Encumbrances or (c) an Event of Default in respect of the waiver of which a specific provision is otherwise made in this Indenture.

     Section 12.22.  Undertaking for Costs. In any suit for the enforcement of
                     ---------------------
any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorney's fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 12.22 does not apply to a suit by the Trustee, a suit by a Holder hereof, or a suit by a Holder of more than 10% in principal amount of the then Outstanding Bonds.

                                 ARTICLE XIII

             EFFECT OF MERGER, CONSOLIDATION, CONVEYANCE AND LEASE

     Section 13.01.  Company may Merge or Consolidate if no Impairment of Lien
                     ---------------------------------------------------------
of this Indenture and with Assumption of Obligation by Successor. Nothing in this Indenture shall prevent any consolidation or merger of the Company with or into, or any conveyance, transfer or lease, subject to the Lien of this Indenture, of all or substantially all of the Mortgaged Property to, any corporation lawfully entitled to acquire, lease or operate the Mortgaged Property; provided, however, and the Company covenants and agrees, that such consolidation, merger, conveyance, transfer or lease shall be upon terms which would fully preserve and in no respect create any Prior Lien (other than Permissible Encumbrances) on the Mortgaged Property, or impair the Lien or security of this Indenture, or any of the rights or powers of the Trustee or the Holders under this Indenture; and provided further, that any such lease shall be made expressly subject to immediate termination by the Company or by the Trustee at any time during the continuance of an Event of Default, and also by the purchaser of the Mortgaged Property so leased at any sale thereof under this Indenture, whether such sale is made under the power of sale conferred in this Indenture or judicial proceedings; and provided, further, that, upon any such consolidation, merger, conveyance or transfer, or upon any such lease the term of which extends beyond the date of maturity of any of the then Outstanding Bonds, the due and punctual payment of the principal of, premium, if any, and interest on all such Bonds according to their tenor and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be kept or performed by the Company shall be expressly assumed in a Supplemental

Indenture executed with the Trustee and caused to be recorded by the corporation formed by such consolidation or surviving such merger, or acquiring all or substantially all the Mortgaged Property, or by the lessee under any such lease the term of which extends beyond the date of maturity of any of the then Outstanding Bonds.

     Section 13.02.  Upon Merger or Consolidation Indenture not to Constitute
                     --------------------------------------------------------
Lien Upon Certain Properties; Successor Corporation to Confirm Prior Lien of
- ----------------------------------------------------------------------------
this Indenture and Keep Mortgaged Property Identifiable. (a) In the absence of
- -------------------------------------------------------
an express grant by any such successor corporation, this Indenture shall not by reason of any such consolidation, merger, conveyance, transfer or lease or otherwise, constitute or become a lien upon, and the Mortgaged Property shall not include or comprise:

               (i) any property or franchises owned prior to such consolidation, merger, conveyance, transfer or lease by any corporation with or into which the Company or any successor corporation may be consolidated or merged or to which the Company or any successor corporation may make any such conveyance, transfer or lease, and which, prior to such consolidation, merger, conveyance, transfer or lease, were not subject to the Lien of this Indenture; and

               (ii) any property or franchises which may be purchased, constructed or otherwise acquired by any such successor corporation after the date of any such consolidation, merger, conveyance, transfer or lease; excepting only the property and franchises referred to in Section 13.02(b)(i) which shall be and become subject to the Lien of this Indenture, notwithstanding any such consolidation, merger, conveyance, transfer or lease.

     (b) In order to confirm of record the Lien of this Indenture and to preserve and protect the rights of the Holders hereunder, the Supplemental Indenture provided for in Section 13.01, if it does not contain an express grant by the successor corporation, as further security for all Bonds issued and to be issued hereunder, of all its property and franchises then owned and which it may thereafter acquire (other than Excepted Property) shall contain:

               (i) a grant by such successor corporation confirming the prior Lien of this Indenture upon the Mortgaged Property and subjecting to the Lien of this Indenture as a first lien, or as a lien subject only to liens (including any Prior Liens) affecting the property and franchises of the Company prior to such consolidation, merger, conveyance, transfer or lease,
     (A) all property and franchises which such successor corporation shall thereafter acquire or construct which shall form an integral part of, or be essential to the use or operation of, any property then or thereafter subject to the Lien of this Indenture, and (B) all renewals, replacements and additional property as may be purchased, constructed or otherwise acquired by such successor corporation from and after the date of such consolidation, merger, conveyance, transfer or lease, as the case may be, to maintain the Mortgaged Property in good repair, working order and condition as an operating system or systems; and

               (ii) a covenant by such successor corporation to keep the Mortgaged Property as far as practicable identifiable; and a stipulation that the Trustee shall not be taken impliedly to waive, by accepting or joining in the Supplemental Indenture, any rights it would otherwise have.

     Section 13.03.  Rights of Successor Corporation. In case the Company, as
                     -------------------------------
permitted by Section 13.01, shall be consolidated with or merged into any other corporation or shall convey or transfer, subject to the Lien of this Indenture, all or substantially all the Mortgaged Property, the successor corporation formed by such consolidation, or into which the Company shall have been merged, or which shall have received a conveyance or transfer as aforesaid, and upon executing with the Trustee and causing to be recorded the Supplemental Indenture provided for in Section 13.01, shall succeed to and be substituted for the Company with the same effect as if such corporation had been named herein, and shall have and may exercise under this Indenture the same powers and rights as the Company, and, without in any way limiting or impairing by the enumeration of the following rights and powers the scope and intent of the foregoing, such corporation thereafter may cause to be executed, authenticated and delivered, either in its own name or in the name of the Company, such Bonds as might have been executed, issued and delivered by the Company after the date of such consolidation, merger, conveyance or transfer, and had such consolidation, merger, conveyance or transfer not occurred, and upon the order of such corporation in lieu of the Company, but subject to all the terms, conditions and restrictions prescribed in this Indenture concerning the authentication and delivery of Bonds, the Trustee shall authenticate and deliver any Bonds delivered to it for authentication which shall have been previously executed by the proper officers of the Company, and such Bonds as such corporation shall thereafter, in accordance with this Indenture, cause to be executed and delivered to the Trustee for such purpose, and such corporation shall also have and may exercise, subject to all applicable terms, conditions and restrictions prescribed in this Indenture, the rights and powers of the Company as to withdrawal of cash and release of Mortgaged Property from the Lien of this Indenture, which the Company might have exercised after the date of such consolidation, merger, conveyance or transfer, and had such consolidation, merger, conveyance or transfer not occurred. All of the Bonds so issued or delivered shall in all respects have the same legal right and security as the Bonds theretofore issued or delivered in accordance with the terms of this Indenture as though all of such Bonds had been authenticated and delivered at the date of the execution of this Indenture. As a condition precedent to the execution by such corporation and the authentication and delivery by the Trustee of any such Bonds, the withdrawal of cash or the release of Mortgaged Property from the Lien of this Indenture, under any provision of this Indenture on the basis of Bondable Property acquired, made or constructed by such corporation, the Supplemental Indenture provided for in Section 13.01, or a subsequent Supplemental Indenture, shall contain a conveyance or transfer and mortgage in terms sufficient to subject such property to the Lien of this Indenture; and provided further that the lien created thereby and the lien thereon shall have similar force, effect and standing as the Lien of this Indenture would have if the Company was not consolidated with or merged into such other corporation or did not convey or transfer, subject to the Lien of this Indenture, all or substantially all the Mortgaged Property, as aforesaid, to such corporation, and would itself on or after the date of such consolidation, merger, conveyance or transfer, acquire or construct such property, and in respect thereof request the authentication and delivery of Bonds or the withdrawal of cash or the release of Mortgaged Property from the Lien of this Indenture as provided in this Indenture.

     Section 13.04.  Liens on Merged Entities. In case the Company, as permitted
                     ------------------------
by Section 13.01, shall be consolidated with or merged into any other corporation, or shall convey or transfer, subject to the Lien of this Indenture, all or substantially all of the Mortgaged Property as aforesaid, neither this Indenture nor the Supplemental Indenture with the Trustee to be executed and caused to be recorded by such corporation as provided in Section 13.01, shall, unless such Supplemental Indenture shall otherwise provide, become or be required to become or be a lien upon any of the properties or franchises then owned or thereafter acquired by such corporation (by purchase, consolidation, merger, donation, construction, erection or in any other way) except (a) those acquired by such corporation from the Company, and improvements, extensions and addition thereto and renewals and replacements thereof, (b) the property used by such corporation as a basis under any of the provisions of this Indenture for the authentication and delivery of Bonds, the withdrawal of cash, the release of Mortgaged Property from the Lien of this Indenture or otherwise, and (c) such franchises, repairs and property acquired, made or constructed by the successor corporation (i) to maintain, renew and preserve the franchises which are subject to the Lien of this Indenture, (ii) to maintain the Mortgaged Property as an operating system or systems in good repair, working order and condition, (iii) in rebuilding or renewal of any of the Mortgaged Property damaged or destroyed, or (iv) in replacement of or substitution for machinery, apparatus, equipment, frames, towers, poles, wire, pipe, implements or furniture, or any other fixtures or personalty, which are Mortgaged Property and which have become old, inadequate, obsolete, worn out, unfit, unadapted, unserviceable, undesirable or unnecessary for use in the operation of the Mortgaged Property.

                                  ARTICLE XIV


                                  THE TRUSTEE

     Section 14.01.  Eligibility of Trustee and Acceptance of Trust. (a) The
                     ----------------------------------------------
Trustee shall at all times be a bank or trust company eligible under Section
7.04 and have a combined capital and surplus of not less than Twenty Million Dollars ($20,000,000). If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirement of any supervising or examining authority referred to in Section 7.04, then for the purposes of this Section
14.01 the combined capital and surplus of the Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     (b) The Trustee hereby accepts the trust created by this Indenture. The Trustee and, if a separate or co-trustee is appointed pursuant to Section 14.15, such separate or co-trustee, undertakes prior to an Event of Default, and after the curing of all Events of Default which may have occurred, to perform such duties and only such duties as are specifically set forth in this Indenture, and, if an Event of Default has occurred and is continuing, to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs. For purposes of this Section 14.01 and Section 14.02, an Event of Default shall be deemed cured when the act or omission or other event giving rise to such Event of Default shall have been cured, remedied or terminated.

     (c) The Trustee, upon receipt of evidence furnished to it by or on behalf of the Company pursuant to any provision of this Indenture, will examine such evidence to determine whether or not it conforms to the requirements of this Indenture.

     Section 14.02.  Extent of Trustee's Liability. (a) No provision of this
                     -----------------------------
Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

               (i) prior to an Event of Default, and after the curing of all Events of Default which may have occurred, the Trustee shall not be liable except for the performance of such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee but the duties and obligations of the Trustee, prior to an Event of Default, and after the curing of all Events of Default which may have occurred, shall be determined solely by the express provisions of this Indenture;

               (ii) prior to an Event of Default, and after the curing of all Events of Default which may have occurred, and in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely upon certificates or opinions conforming to the requirements of this Indenture as to the truth of the statements and the correctness of the opinions expressed therein;

               (iii)no Trustee which is a corporation shall be personally liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of such Trustee unless it shall be proved that such Trustee was negligent in ascertaining pertinent facts and no Trustee who is an individual shall be personally liable for any error of judgment made in good faith by such individual unless it shall be proved that such individual was negligent in ascertaining the pertinent facts;

               (iv) the Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of a majority in aggregate principal amount of the Outstanding Bonds (determined as provided in Section 20.03) relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

               (v) the Trustee may execute any of the trusts or powers or perform any duties under this Indenture either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney, who is not, in either case, an employee of the Trustee, appointed with due care by it hereunder;

               (vi) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

               (vii) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled, upon reasonable request and at all reasonable times, to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

               (viii) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Bonds and this Indenture; and

               (ix) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

     (b) The provisions of this Section 14.02 which have been made specifically applicable to the Trustee shall apply to the Trustee and, if a separate or co-trustee is appointed pursuant to Section 14.15, to any separate or co-trustee.

     Section 14.03.  Recitals Deemed Made By Company. The recitals in this
                     -------------------------------
Indenture and in the Bonds (except the Trustee's authentication certificate) shall be taken as the statements of the Company and the Trustee assumes no responsibility for the correctness of such statements. The Trustee makes no representations as to the condition, genuineness, validity or value of the Mortgaged Property, or any part thereof, or as to the title of the Company thereto, or as to the validity or adequacy of the security afforded thereby and hereby, or as to the validity of this Indenture or of the Bonds issued hereunder. The Trustee shall be under no responsibility or duty with respect to the disposition of any Bonds authenticated and delivered hereunder or the application of the proceeds thereof or the application of any moneys paid to the Company under any provision hereof.

     Section 14.04.  Trustee Not Liable for Debts From Operation of Mortgaged
                     --------------------------------------------------------
Property; Trustee May Own Bonds. (a) The Trustee and any separate or co-trustee
- -------------------------------
shall not be personally liable in case of entry by it upon the Mortgaged Property for debts contracted or liability or damages incurred in the management or operation of Mortgaged Property.

     (b) The Trustee, any paying agent, bond registrar, or authenticating agent, in its individual or any other capacity, may become the holder, owner or pledgee of Bonds and, subject to Section 14.11 and Section 14.12, may otherwise deal with the Company with the same rights the Trustee would have if it were not Trustee, paying agent, bond registrar or authenticating agent.

     Section 14.05.  Trustee May Give Notices Incidental to Action by it.
                     ---------------------------------------------------
Whenever it is provided in this Indenture that the Trustee shall take any action upon the happening of a specified event or upon the fulfillment of any condition or upon the request of the Company or of Holders, the Trustee taking such action shall have full power to give any and all notices to do any and all acts and things incidental to such action.

     Section 14.06.  Notice by Trustee to Company. Any notice or demand which by
                     ----------------------------
any provision of this Indenture is required or permitted to be given or served by the Trustee on the Company shall be deemed to have been sufficiently given or served, for all purposes, five (5) days after being deposited first-class postage prepaid in a post office letter box addressed (until another address is filed by the Company with the Trustee for the purpose of this Section 14.06) to the Company at the following address:

     Central Vermont Public Service Corporation
     77 Grove Street
     Rutland, Vermont 05701
     Attention: Treasurer

     Section 14.07.  Trustee May Rely on Certificates and May Consult Counsel;
                     ---------------------------------------------------------
Responsibility in Selection of Experts. (a) To the extent permitted by Section
- --------------------------------------
14.01 and Section 14.02:

               (i) the Trustee may rely and shall be protected in acting upon any Accountant's Certificate, Appraiser's Certificate, Officers' Certificate, Engineer's Certificate, Opinion of Counsel, Board resolution, certificate, opinion, notice, demand, request, waiver, consent, order, appraisal, report, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties; and any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate, a Board resolution or a written order signed by its Chairman of the Board, Chief Executive Officer, President or a Vice-President and by its Secretary, an Assistant Secretary, Chief Financial Officer, Treasurer or an Assistant Treasurer or, to the extent provided in this Indenture, by an Authorized Officer; and

               (ii) the Trustee may consult with counsel of its selection and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by the Trustee hereunder in good faith and in accordance with the opinion of such counsel.

     (b) The Trustee shall not have any responsibility for the selection, appointment or approval of any expert for any purpose expressed in this Indenture, except that nothing in this Section 14.07 shall relieve the Trustee of its obligation to exercise reasonable care with respect to such selection, appointment or approval of experts who may furnish opinions or certificates to the Trustee pursuant to this Indenture.

     (c) Nothing in this Section 14.07 shall be deemed to modify the obligation of the Trustee to exercise during the continuance of an Event of Default the rights and powers vested in it by this Indenture with the degree of care and skill specified in Section 14.01.

     Section 14.08.  Moneys Deposited with Trustee to be Held in Trust; Interest
                     -----------------------------------------------------------
on Such Moneys. (a) Subject to Section 18.02, all moneys received by the Trustee
- --------------
whether as Trustee or paying agent shall, until withdrawn, used, invested or applied as provided in this Indenture, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. In accordance with Section 11.02, the Trustee may allow and credit to the Company interest on any moneys received by the Trustee hereunder at such rate, if any, as may be agreed upon by the Company and the Trustee from time to time and as may be permitted by law.

     (b) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it.

     Section 14.09.  Compensation of Trustee; Lien Therefor. (a) The Company
                     --------------------------------------
shall pay to the Trustee from time to time, and the Trustee shall be entitled to receive from the Company, compensation as shall be agreed to in writing by the Company and the Trustee for all services rendered by the Trustee in its execution of the trusts created by this Indenture and in its exercise and performance of any of the powers and duties of the Trustee hereunder, which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust, and the Company shall reimburse the Trustee for all appropriate advances made by the Trustee and shall pay to the Trustee from time to time its expenses and disbursements (including the reasonable compensation and the expenses and disbursements of all Persons not regularly in its employ and, to the extent permitted by law, of its counsel) incurred without negligence or bad faith. The Company also covenants to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense, including taxes (other than taxes based upon, measured by or determined by, the income of the Trustee) incurred without negligence or bad faith on the part of the Trustee and any predecessor Trustee and any predecessor Trustee, arising out of or in connection with the acceptance or administration of the trust created by this Indenture, including the costs and expenses of defending against any claim of liability in the premises. To secure the performance of the obligations of the Company under this Section 14.09, the Trustee shall have (in addition to any other rights under this Indenture) a lien prior to that of the Holders upon the Mortgaged Property, including all Mortgaged Property and funds held or collected by the Trustee.

     (b) If, and to the extent that, the Trustee and its counsel and other Persons not regularly in its employ do not receive compensation for services rendered, reimbursement of its or their advances, expenses and disbursements, or indemnity, as provided in Section 14.09(a), as the result of allowances made in any reorganization, bankruptcy, receivership, liquidation or other proceeding or by any plan of reorganization or readjustment of obligations of the Company, the Trustee shall be entitled, in priority to the Holders, to receive any distribution of any securities, dividends or other disbursements which would otherwise be made to the Holders in any such proceeding or proceedings and the Trustee is hereby constituted and appointed, irrevocably, the attorney-in-fact for the Holders and each of them to collect and receive, in their name, place and stead, such distributions, dividends or other disbursements, to deduct therefrom the amounts due to the Trustee, its counsel and other Persons not regularly in its employ on account of services rendered, advances, expenses and disbursements made or incurred, or indemnity, and to pay and distribute the balance, pro rata, to the Holders. The Trustee shall have a lien upon any securities or other considerations to which the Holders may become entitled pursuant to any such plan of reorganization or readjustment of obligations, or in any such proceeding or proceedings; and the court or judge in any such proceeding or proceedings may determine the terms and conditions under which any such lien shall exist and be enforced.

     (c) If, and to the extent that the Trustee incurs expenses or renders services in connection with an Event of Default specified herein, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

     (d) The provisions of this Section 14.09 shall survive the termination of this Indenture.

     Section 14.10.  Trustee May Rely on Matters Established by Officers'
                     ----------------------------------------------------
Certificate. Whenever in the administration of the trusts created by this
- -----------
Indenture, prior to an Event of Default, or after the curing of an Event of Default, the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may to the extent permitted by Sections 14.01 and 14.02 be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Officers' Certificate shall be full warrant to the Trustee for any action taken or suffered by it under this Indenture in reliance thereon.

     Section 14.11.  Action to be Taken by Trustee who Becomes Creditor of
                     -----------------------------------------------------
Company. The Trustee shall comply with TIA Section 311(a), excluding any
- -------
creditor relationship listed in TIA Section 311(b). A trustee which has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

     Section 14.12.  Action to be Taken by Trustee in the Event of a Conflict of
                     -----------------------------------------------------------
Interest. The Trustee shall comply with TIA Section 310(b); provided, however,
- --------
that (i) there shall be excluded from the requirements of TIA Section 310(b)(1) all indentures which may be excluded pursuant to the proviso to TIA Section 310(b)(1); and (ii) the provisions of the first sentence of TIA Section 310(b)(9) shall not apply to any securities described in the second sentence of TIA Section 310(b)(9).

     Section 14.13.  Resignation or Removal of Trustee. (a) The Trustee may at
                     ---------------------------------
any time resign and be discharged of the trusts created by this Indenture by giving written notice to the Company specifying the day upon which such resignation shall take effect and thereafter publishing notice thereof, in one Authorized Newspaper in the Borough of Manhattan, the City and State of New York, and in one Authorized Newspaper in the city, if different, in which the principal office of the Trustee is located, once each, and such resignation shall take effect upon the day specified in such notice unless previously a successor trustee shall have been appointed by the Holders or the Company in the manner provided in Section 14.14, and in such event such resignation shall take effect immediately on the appointment of such successor trustee, provided, however, that if all then Outstanding Bonds shall be Registered Bonds, no notice need be given except by mail to all holders of Registered Bonds at the last address appearing for each of such holders in the Bond Register maintained pursuant to Section
2.06. This Section 14.13 shall not be applicable to resignations pursuant to TIA
Section 310(b).

     (b) The Trustee may be removed at any time by an instrument or concurrent instruments in writing filed with such Trustee and signed and acknowledged by the holders of a majority in principal amount of the then Outstanding Bonds or by their attorneys-in-fact duly authorized.

     (c) In case at any time the Trustee shall cease to be eligible in accordance with Section 7.04 or Section 14.01, then the Trustee so ceasing to be eligible shall resign immediately in the manner and with the effect provided in this Section 14.13; and in the event that it does not resign immediately in such case, then it may be removed forthwith by an instrument or concurrent instruments in writing filed with the Trustee so ceasing to be eligible and either (i) signed by the Chairman of the Board, Chief Executive Officer, President or a Vice-President of the Company attested to by the Secretary or an Assistant Secretary of the Company or (ii) signed and acknowledged by the holders of a majority in principal amount of Outstanding Bonds or by their attorneys in fact duly authorized.

     Section 14.14.  Appointment of Successor Trustee. (a) In case at any time
                     --------------------------------
the Trustee shall resign or shall be removed (unless such Trustee shall be removed as provided in TIA Section 310(b) in which event the vacancy shall be filled as provided therein) or shall be adjudged a bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be appointed, or if any public officer shall take charge or control of the Trustee, or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, or a vacancy shall be deemed to exist in the office of the Trustee for any other reason, the Company, by a Board resolution, shall promptly appoint a successor trustee. In case all or substantially all of the Mortgaged Property shall be in the possession of a receiver or trustee lawfully appointed, such receiver or trustee, by written instrument, may similarly appoint a successor to fill such vacancy until a new trustee shall be so appointed by the Holders. Within ninety
(90) days after such resignation, removal or incapability or the occurrence of such vacancy, a successor Trustee may be appointed by act of the holders of a majority in aggregate principal amount of the Outstanding Bonds, delivered to the Company and the retiring Trustee, and the successor trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor trustee and supersede the successor trustee appointed by the Company or by such receiver or trustee.

     (b) The Company shall give notice of any appointment of a successor Trustee made by it or by act of the Holders in the manner provided in Section 14.13.

     (c) If in a proper case no appointment of a successor Trustee shall be made pursuant to Section 14.14(a) within ninety (90) days after a vacancy shall have occurred in the office of Trustee, any Holder or any retiring Trustee may apply to any court of competent jurisdiction to appoint a successor Trustee. Said court may thereupon after such notice, if any, as such court may deem proper and prescribe, appoint a successor Trustee.

     (d) If any Trustee resigns because of a conflict of interest as provided in
Section 14.12 and a successor Trustee has not been appointed by the Company or the Holders or, if appointed, has not accepted the appointment, within 30 days after the date of such resignation, the resigning Trustee may apply to any court of competent jurisdiction for the appointment of a successor Trustee.

     (e) Any Trustee appointed under this Section 14.14 as a successor Trustee shall be a bank or trust company eligible under Section 7.04 and Section 14.01 and qualified under Section 14.12.

     Section 14.15.  Appointment of Separate Trustee or Co-Trustee. (a) At any
                     ---------------------------------------------
time or times, for the purpose of conforming to any legal requirements, restrictions or conditions in any State or jurisdiction in which any Mortgaged Property may be located, the Company and the Trustee shall have the power to appoint, and, upon the request of the Trustee, the Company shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee, either to act as separate trustee or trustees, or co-trustee or co-trustees jointly with the Trustee, of all or any of the Mortgaged Property. In the event that the Company shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, the Trustee alone shall have power to make such appointment.

     (b) Every separate trustee, every co-trustee and every successor trustee, other than any trustee which may be appointed as a successor to the original Trustee, shall, to the extent permitted by law, but to such extent only, be appointed subject to the following provisions and conditions, namely:

               (i) the rights, powers, duties and obligations conferred or imposed upon trustees hereunder or any of them shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such separate trustee or separate trustees or co-trustee or co-trustees jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee or co-trustees;

               (ii) the Bonds shall be authenticated and delivered, and all powers, duties, obligations and rights conferred upon the Trustee in respect of the custody of all Bonds and other securities and of all cash pledged or deposited hereunder, shall be exercised solely by the original Trustee or its successors in the trust hereunder; and

               (iii) the Company and the Trustee, at any time by an instrument in writing executed by them jointly, may accept the resignation of or remove any separate trustee or co-trustee appointed under this Section
     14.15 or otherwise, and, upon the request of the Trustee, the Company shall, for such purpose, join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to make effective such resignation or removal. In the event that the Company shall not have joined in such action within 15 days after the receipt by it of a request so to do, the Trustee alone shall have power to accept such resignation or to remove any such separate trustee or co-trustee. A successor to any separate trustee or co-trustee so resigned or removed may be appointed in the manner provided in this Section 14.15.

     (c) No trustee shall be personally liable by reason of any act or omission of any other trustee hereunder.

     (d) Any notice, request or other writing, by or on behalf of the Holders delivered to the original Trustee, or its successor in the trust hereunder, shall be deemed to have been delivered to all of the then trustees or co-trustees as effectually as if delivered to each of them. Every instrument appointing any trustee or trustees other than a successor to the original Trustee shall refer to this Indenture and the conditions expressed in this
Article XIV and upon the acceptance in writing of such appointment, such trustee or trustees, or co-trustee or co-trustees, shall be vested with the estates or property specified in such instrument, either jointly with the original Trustee, its successor, or separately, as may be provided in such instrument subject to all the trusts, conditions and provisions of this Indenture; and every such instrument shall be filed with the original Trustee or its successor in the trust hereunder. Any separate trustee or trustees, or any co-trustee or co-trustees, may at any time by an instrument in writing constitute the original Trustee or its successor in the trust hereunder the agent or attorney in fact for such trustee, with full power and authority, to the extent which may be permitted by law, to do any and all acts and things and exercise any and all discretion authorized or permitted by such trustee, for and on behalf of such trustee, and in such trustee's name. In case any separate trustee or trustees or co-trustee or co-trustees, or a successor to any of them, shall die, become incapable of acting, resign or be removed, all the estates, property, rights, powers, trusts, duties and obligations of said separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the original Trustee or its successor in the trust hereunder, without the appointment of a new, trustee as successor to such separate trustee or co-trustee.

     Section 14.16.  Acceptance by Successor Trustee; Requirements of
                     ------------------------------------------------
Predecessor Trustee Upon Retiring. Any successor trustee appointed hereunder
- ---------------------------------
shall execute, acknowledge and deliver to the predecessor trustee, and also to the Company, an instrument accepting such appointment hereunder, and thereupon such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor in trust hereunder, with like effect as if originally named as trustee herein; but the trustee ceasing to act shall nevertheless, on the written request of the Company, or of the successor trustee, or of the holders of not less than 10% in principal amount of the then Outstanding Bonds, execute, acknowledge and deliver such instruments of conveyance and further assurance and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor trustee all the right, title and interest of the trustee to which such trustee succeeds in and to the Mortgaged Property and such rights, powers, trusts, duties and obligations, and the trustee ceasing to act shall also, upon like request, pay over, assign and deliver to the successor trustee any money or other Mortgaged Property, including any pledged securities which may then be in the possession of such trustee. If any deed, conveyance or instrument in writing from the Company is required by the new trustee for more fully and certainly vesting in and confirming to such new trustee such estates, properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments in writing shall, on request, be executed, acknowledged and delivered by the Company.

     Section 14.17.  Merger or Consolidation of Trustee. Any corporation into
                     ----------------------------------
which the Trustee may be merged or with which it may be consolidated or any corporation resulting from any merger or consolidation in which the Trustee shall be a party or any corporation to which substantially all the business and assets of the Trustee may be transferred, provided such corporation shall be eligible under Section 7.04 and Section 14.01 and qualified under Section 14.12, shall be the successor trustee under this Indenture, without the execution or filing of any instrument or the performance of any further act on the part of the Company or any other trustee hereunder, anything herein to the contrary notwithstanding. In case any of the Bonds contemplated to be issued hereunder shall have been authenticated but not delivered, any such successor to the Trustee may, subject to the same terms and conditions as though such successor had itself authenticated such Bonds, adopt the certificate of authentication of the original Trustee or of any successor to it as trustee hereunder, and deliver the such Bonds so authenticated; and in case any of such Bonds shall not have been authenticated, any successor to the Trustee may authenticate such Bonds either in the name of any predecessor trustee or in the name of the successor trustee, and in all such cases such certificate shall have the full force which the certificate of the Trustee shall have; provided, however, that the right to authenticate Bonds in the name of the original Trustee shall apply only to its successor or successors by merger or consolidation or sale as aforesaid.

     Section 14.18.  Appointment of Successor Trustee by Company.
                     -------------------------------------------
Notwithstanding any other provision of this Indenture, by instrument executed by order of the Board and duly acknowledged by its proper officers, the Company may appoint any corporation eligible under Section 7.04 and Section 14.01 and qualified under Section 14.12 as Trustee in succession to the Trustee on the date of such appointment, and the corporation so appointed Trustee shall thereupon become successor Trustee hereunder.

     Section 14.19.  Authenticating Agent. At any time there is any series of
                     --------------------
Bonds issued hereunder listed on the New York Stock Exchange, there shall (unless (a) a successor to the Trustee appointed, qualified and acting as Trustee in accordance with the provisions of Section 14.14 shall have its principal corporate trust office in the Borough of Manhattan, City and State of New York or (b) an appointment of an authenticating agent is not required in order to comply with the rules of the New York Stock Exchange by virtue of the maintenance by the Trustee or any successor trustee of an office and/or other facilities in the Borough of Manhattan, City and State of New York, for the performance of the functions which would otherwise be required by such rules to be performed by an authenticating agent or for any other reason) be an authenticating agent for the Bonds. Such authenticating agent shall be appointed by the Trustee, shall be acceptable to the Company, and shall at all times be a corporation organized and doing business under the laws of the United States or of a State, authorized under such laws to act as authenticating agent, having a combined capital and surplus of at least Twenty Million Dollars ($20,000,000), and being subject to supervision or examination by Federal or State authority and, if there be such a corporation willing and able to act as authenticating agent on reasonable and customary terms, having its principal corporate trust office in the Borough of Manhattan, City and State of New York. If such corporation publishes reports of condition at least annually, pursuant to law, or to the requirements of any supervising or examining authority, then for the purposes of this Section 14.19 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     Any corporation into which any authenticating agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which any authenticating agent shall be a party, or any corporation succeeding to the corporate agency business of any authenticating agent, shall continue to be the authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or the authenticating agent.

     Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible in accordance with the provisions of this Section 14.19, the Trustee promptly shall appoint a successor authenticating agent and shall give written notice of such appointment to the Company. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as authenticating agent herein. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 14.19.

     Any authenticating agent by the acceptance of its appointment shall be deemed to have agreed with the Company and the Trustee that: it will perform and carry out the duties of an authenticating agent as herein set forth, including among other things, the duty to authenticate and deliver bonds when presented to it in connection with exchanges or transfers of bonds (but not upon the original issue thereof or in cases of replacement of bonds mutilated, defaced, lost or stolen); it will furnish from time to time as requested by the Company or the Trustee appropriate records of all transactions carried out by it as authenticating agent and will furnish the Company or the Trustee such other information and reports as the Company or the Trustee may reasonably require; it is eligible for appointment as authenticating agent and will notify the Company and the Trustee promptly if it shall cease to be so eligible; it will indemnify the Trustee against any loss, liability or expense incurred by the Trustee and will defend any claims asserted against the Trustee by reason of any acts or failures to act of the authenticating agent but it shall have no liability for any action taken by it at the specific direction of the Trustee.

     The Company agrees to pay to the authenticating agent from time to time reasonable compensation for its services.

                                  ARTICLE XV

                            SUPPLEMENTAL INDENTURES

     Section 15.01.  Provision for Supplemental Indentures.
                     -------------------------------------

     Without the consent of any Holder, the Trustee and the Company, when authorized by a Board resolution, from time to time and at any time, may enter into Supplemental Indentures hereto which shall thereafter form a part hereof, for any one or more of the following purposes:

     (a) to amplify or correct the description of any property conveyed or pledged or intended so to be by this Indenture, or to convey, transfer and assign to the Trustee and to subject to the Lien of this Indenture with the same force and effect as if included in the granting clause hereof, additional property and franchises, together with such other provisions as may be appropriate to express the respective rights of the Trustee and the Company in regard thereto;

     (b) to convey, transfer and assign to the Trustee and to subject to the Lien of this Indenture with the same force and effect as if included in the granting clause hereof, property of subsidiaries of the Company used or to be used for one or more purposes which if owned by the Company would constitute property used or to be used for one or more of the Primary Purposes of the Company's Business, which property shall for all purposes of this Indenture be deemed to be property of the Company, together with such other provisions as may be appropriate to express the respective rights of the Trustee and the Company in regard thereto;

     (c) to close this Indenture against the issue of additional Bonds or to add limitations on the amount, terms, provisions, authentication, delivery, issue and purposes of the issue of Bonds under this Indenture;

     (d) to provide for the issue of Bonds of any series, to add or omit provisions with respect to such series (including but not limited to provisions regarding covenants, events of default, remedies, mandatory or optional prepayment, amendments and modifications, and legal and covenant defeasance), and to establish the forms and provisions of the Bonds of such series, all in a manner not prohibited by the provisions of this Indenture;

     (e) to provide the terms and conditions of the exchange or conversion, at the option of the holders of Bonds of any series, of the Bonds of such series for or into Bonds of other series or stock or other securities of the Company or any other corporation;

     (f) to provide for alternative methods or forms for evidencing and recording the ownership of Bonds and matters related thereto;

     (g) to reflect changes in Generally Accepted Accounting Principles;

     (h) to change the words "Mortgage Bonds" to "First Mortgage Bonds" in the descriptive title of all Outstanding Bonds at any time after the discharge of the First Mortgage;

     (i) to comply with the rules or regulations of any national securities exchange on which any of the Bonds may be listed;

     (j) to modify the provisions of this Indenture to such extent as shall be necessary to continue the qualification of this Indenture under the TIA, or under any similar federal statute hereafter enacted;

     (k) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by such successor corporation of the covenants and obligations of the Company under this Indenture; to evidence the succession of a new trustee to any trustee hereunder; or to evidence the appointment and the terms of such appointment of any co-trustee or separate trustee appointed pursuant to the provisions of Section 14.15;

     (l) to change, alter, modify, vary or eliminate any of the terms, provisions, restrictions or conditions of this Indenture; provided, however, that any such changes, alterations, modifications, variations or eliminations made in a Supplemental Indenture pursuant to this provision which would materially adversely affect the rights of the holders of any Bonds then Outstanding against the Company or its property shall be expressly stated in such Supplemental Indenture to become effective only when there are no Outstanding Bonds which were authenticated and delivered prior to the execution of such Supplemental Indenture for the purpose of relieving the Company from any of the obligations, conditions or restrictions herein contained or otherwise; and

     (m) to make such provision in regard to matters or questions arising under this Indenture as may be necessary or desirable and not inconsistent with this Indenture or for the purpose of supplying any omission, curing any ambiguity, or curing, correcting or supplementing any defective or inconsistent provision contained in this Indenture or for any other purpose not inconsistent with this Indenture and which will not materially impair the security of the same.

     Section 15.02.  Requirements for Other Supplemental Indentures. (a) With
                     ----------------------------------------------
the consent (evidenced as provided in Article XX) of the holders of a majority in aggregate principal amount of the Outstanding Bonds which would be affected by the action to be taken, and in case one or more of the series of Outstanding Bonds would be materially adversely affected by, the action to be taken, with the consent of the holders of not less than 60% (or such other amount as may be specified in the Supplemental Indenture pursuant to which the Bonds of such series were issued) in aggregate principal amount of such series so affected (which need not include 60% (or such other amount) of each such series), the Company, when authorized by a Board resolution, and the Trustee may, from time to time and at any time, enter into a Supplemental Indenture for the purpose of adding any provision to or changing in any manner or eliminating any provision of this Indenture or of modifying in any manner the rights of the holders of Bonds; provided, however, that anything in this Section 15.02 to the contrary notwithstanding, no such Supplemental Indenture shall, without the consent of the holder of each Outstanding Bond affected thereby, (i) extend the fixed maturity of any Bonds, change any terms of any sinking fund or analogous fund or conversion rights with respect to any Bonds, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, or, subject to Article XII, limit the right of a holder of Bonds to institute suit for the enforcement of payment of principal of, premium, if any, or interest on such Bonds in accordance with the terms of such Bonds, or (ii) reduce the aforesaid percentage of Bonds, the holders of which are required to consent to any such Supplemental Indenture, or (iii) permit the creation by the Company of any Prior Lien other than Permissible Encumbrances (but no amendment of the First Mortgage nor any merger or consolidation, as permitted by Section 13.01, of the Company with any other Person owning property that is subject to a Prior Lien shall be deemed the creation of any Prior Lien). For the purposes of this
Section 15.02, Bonds shall be deemed to be materially adversely affected by a Supplemental Indenture if such Supplemental Indenture materially adversely affects or materially diminishes the rights of holders thereof against the Company or against its property. The Trustee may in its discretion determine whether or not, in accordance with the foregoing, Bonds of any particular series would be materially adversely affected by any Supplemental Indenture and any such determination shall be conclusive upon the holders of Bonds of such series and all other series. Subject to Section 14.01 and Section 14.02, the Trustee shall not be liable for any such determination made in good faith.

     (b) Upon the request of the Company, accompanied by a copy of a Board resolution authorizing the execution of any such Supplemental Indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company in the execution of such Supplemental Indenture.

     (c)  It shall not be necessary for the consent of the Holders under this
Section 15.02 to approve the particular form of any proposed Supplemental Indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     (d) The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date (unless a shorter period after such record date shall have been specified, in which case such shorter period shall apply), any such consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

     Section 15.03.  Execution of Supplemental Indentures. In executing, or
                     ------------------------------------
accepting the additional trusts created by, any supplemental indenture permitted by this Article Fifteen or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                                  ARTICLE XVI

                            MEETINGS OF BONDHOLDERS

     Section 16.01.  Manner of Calling Meetings and Determination of Bonds
                     -----------------------------------------------------
Affected. (a) The Trustee shall on request of the Company pursuant to a Board
- --------
resolution or upon written request of the holders of a majority in aggregate principal amount of Outstanding Bonds call a meeting of Holders to be held at such time and at such place in either the Borough of Manhattan, the City and State of New York, or the city in which the principal office of the Trustee or the city in which the principal office of the Company is located, as the Trustee shall determine. Notice of every meeting of Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and specifying each series of Bonds which would be affected by the proposed action, shall be published at least two times in one Authorized Newspaper in the Borough of Manhattan, the City and State of New York and in one Authorized Newspaper in the city in which the principal office of the Trustee is located, the first publication in each such Authorized Newspaper to be not less than 20 nor more than 60 days prior to the date fixed for such meeting (except that, if all the Bonds which would be affected by the proposed action are Registered Bonds, such publication need not be made) and shall be mailed not less than 30 days before such meeting (i) to each holder on a record date not more than 15 days prior to the date of such mailing of Registered Bonds which would be affected by the action proposed to be taken at the meeting and then Outstanding, addressed to such holder at the address appearing on the Bond Register maintained pursuant to Section 2.06, (ii) if any of the Bonds which would be affected by the proposed action are not Registered Bonds, to each holder of any such Bond payable to bearer who shall have filed, within two years prior to the date of such mailing, with the Trustee an address for notices to be addressed to such holder and to all other such holders whose names and addresses are preserved at the time by the Trustee, as provided in TIA Section 312(a), (iii) to the Trustee addressed to it at 101 Barclay Street, Floor 21 West, New York, New York 10286, or at such other address as may be designated by the Trustee from time to time, and (iv) to the Company addressed to it at 77 Grove Street, Rutland, Vermont 05701, Attention:
Treasurer, or at such other address as may be designated by the Company from time to time; provided, however, that the mailing of such notice to any Holder shall in no case be a condition precedent to the validity of any action taken at such meeting.

     (b) The Trustee may in its discretion determine whether or not Bonds of any particular series would be affected by the action proposed to be taken at a meeting and, if such action is the authorization of a Supplemental Indenture as provided in Section 15.02, whether or not such Bonds would be materially adversely affected, and any such determination shall be conclusive upon the holders of Bonds of such series and all other series. Subject to Section 14.01 and Section 14.02, the Trustee shall not be liable for any such determination made in good faith.

     Section 16.02.  Calling of Meetings by Company or Holders. In case at any
                     -----------------------------------------
time the Company, pursuant to a Board resolution, or the holders of a majority in aggregate principal amount of the Outstanding Bonds, shall have requested the Trustee to call a meeting of Holders, by written request setting forth in general terms the action proposed to be taken at such meeting, and the Trustee shall not have made the first publication of the notice of such meeting or mailed the notice of such meeting, if publication need not be made, within 20 days after receipt of such request, then the Company or the holders of Bonds in the amount above specified may determine the time and place in the Borough of Manhattan, the City and State of New York, or in the city in which the principal office of the Trustee or the city in which the principal office of the Company is located, for such meeting and may call such meeting by giving notice thereof as provided in Section 16.01.

     Section 16.03.  Persons Entitled to Vote at Meeting. To be entitled to vote
                     -----------------------------------
at any meeting of Holders a Person shall (a) be a holder of one or more definitive Bonds transferable by delivery of a series which would be affected by the proposed action; or (b) be a holder of one or more Registered Bonds of such a series (whether such Bonds are fully registered or registered only as to principal); or (c) be the holder of a certificate (with respect to one or more Bonds of such a series) then in effect and satisfactory to the Trustee issued pursuant to Section 20.01; or (d) be a Person appointed by an instrument in writing as a proxy for such a holder or holders of Bonds of such a series or for a holder of such a certificate, provided that no Person who holds a Bond which is excluded in the determination of the requisite amount concurring in any action as set forth in Section 20.03 shall be permitted to vote. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, proxies and any representatives of the Trustee and its counsel, and any representatives of the Company and its counsel.

     Section 16.04.  Conduct of Meetings; Regulations. (a) Notwithstanding any
                     --------------------------------
other provision of this Indenture, the Trustee on its own initiative or on request of the Company, may, or upon request of the holders of a majority in principal amount of the Outstanding Bonds shall, from time to time, make such reasonable regulations, and may vary such regulations, as it may deem advisable for any meeting of Holders, in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidences of the right to vote, and, except as otherwise provided in this
Section 16.04 and in Section 16.05, such other matters concerning the conduct of the meeting as the Trustee may deem advisable. Except as otherwise permitted or required by any such regulations, the holding of Bonds shall be proved in the manner specified in Section 20.01 and the appointment of any proxy shall be proved in the manner specified in Section 20.01 or by having the signature of the Person executing the proxy witnessed or guaranteed by any bank, banker or trust company authorized by Section 20.01 to certify to the holding of Bonds which are transferable by delivery.

     (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by the Holders as provided in Section 16.02, in which case the Company or the Holders calling the meeting, as the case may be, shall in a similar manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Bonds represented at the meeting and entitled to vote. The Trustee shall appoint an alternate chairman and an alternate secretary of the meeting from among the Persons present and entitled to vote at such meeting, who shall, respectively, succeed to and serve as permanent chairman and permanent secretary of the meeting in the event the permanent chairman and/or the permanent secretary, as the case may be, for any reason is unable or fails to perform the functions of such office, including taking the actions provided for in Section 16.05(a).

     (c) Subject to Section 20.03, upon the submission of any resolution at any meeting, each Holder or proxy shall be entitled to one vote for each and every $1,000 principal amount of Outstanding Bonds held by such Holder or by the Holders represented by such proxy, as the case may be, the holders of which are entitled by this Article XVI to vote, provided, however, that no vote shall be cast or counted at any meeting in respect of any Bond challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Bonds held by such chairman or instruments in writing as aforesaid duly designating such chairman as the person to vote on behalf of other Holders. Any meeting of Holders duly called pursuant to Section 16.01 or Section 16.02 may be adjourned from time to time, and the meeting may be held as so adjourned, without further notice.

     Section 16.05.  Manner of Voting. (a) The vote upon any action proposed to
                     ----------------
be taken at such meeting, which action shall be submitted to the meeting in the form of a resolution, shall be by written ballots on which shall be subscribed the signatures of the Holders or their representatives by proxy and the serial number or numbers of the Bonds held or represented by them. The chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts, setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 16.01. The record shall show the serial numbers of the Bonds voting in favor of any resolution submitted in accordance with this Article XVI. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

     (b) Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     Section 16.06.  Rights of Trustee or Holders Not to Be Hindered or Delayed.
                     ----------------------------------------------------------
  Nothing in this Article XVI contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any provision of this Indenture or of the Bonds.

     Section 16.07.  Action By Written Consent.
                    --------------------------
  Any action which may be taken at a meeting of Holders, including the authorization of a Supplemental Indenture as provided in Sections 15.02(a), may be taken without a meeting, without prior notice and without a vote, if such action is consented to in writing (evidenced as provided in Article XX) by the holders of Outstanding Bonds holding not less than the minimum aggregate principal amount of Outstanding Bonds which is necessary to authorize or take such action at a meeting of Holders.

                                 ARTICLE XVII

                         BONDHOLDER LISTS AND REPORTS
                         BY THE COMPANY AND THE TRUSTEE

     Section 17.01.  Company to Furnish Holder Lists. The Company shall, so long
                     -------------------------------
as any Bonds are Outstanding under this Indenture, furnish or cause to be furnished to the Trustee between March 1 and March 15 and between September 1 and September 15 of each year, commencing in the year 2000, and at such other times as the Trustee may request in writing, the information required by TIA
Section 312(a), which the Trustee shall preserve as required by TIA Section 312(a). The Trustee shall also comply with TIA Section 312(b), but the Trustee, the Company and each Person acting on behalf of the Trustee or the Company shall have the protection of TIA Section 312(c).

     Section 17.02.  Company to Make Filings With Trustee and Otherwise Comply
                     ---------------------------------------------------------
with TIA Section 314. The Company shall (a) file with the Trustee, within 15
- --------------------
days after it is required to file the same with the Securities and Exchange Commission, copies of the reports, information and documents (or portions thereof) required to be so filed pursuant to TIA Section 314(a), and (b) comply with the other provisions of TIA Section 314(a), including the provision of an Officer's Certificate pursuant to TIA Section 314(a)(4). Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

     Section 17.03.  Trustee to Furnish Reports to Holders and Otherwise Comply
                     ----------------------------------------------------------
With TIA Section 313. The Trustee shall (a) transmit within 60 days after June
- --------------------
30 in each year, beginning with the year 2000, to the Holders, a brief report dated as of such June 30 and complying with the requirements of TIA Section 313(a), and (b) comply with the other provisions of TIA Section 313.

                                 ARTICLE XVIII

                          SATISFACTION AND DEFEASANCE

     Section 18.01.  Effect of Payment of Indebtedness; Deposit of Moneys or
                     -------------------------------------------------------
Governmental Obligations in Certain Instances Deemed Payment. (a) The Trustee
- ------------------------------------------------------------
may, and upon request of the Company shall, satisfy and discharge the Lien of this Indenture and execute and deliver to the Company such deeds and instruments as shall be required to discharge the Lien of this Indenture, and reconvey and transfer to the Company the Mortgaged Property, whenever all indebtedness secured hereby shall have been paid or deemed to have been paid, including all proper charges of the Trustee hereunder, and thereupon the Holders shall have no rights under this Indenture except to payment of principal of, premium, if any, and interest on their Bonds.

     (b) Notwithstanding the satisfaction and discharge of this Indenture, the Trustee shall have an unsecured right to charge and be reimbursed by the Company for any reasonable expenditures and liabilities (incurred in good faith and without negligence by the Trustee) which it may thereafter incur.

     (c) Bonds for the payment of which and Bonds for the redemption of which, either moneys in the necessary amount or Governmental Obligations in an amount which, taking into account any reinvestment and proceeds thereof, will, in the opinion of an Accountant as certified to the Trustee in an Accountant's Certificate, provide moneys which, together with the moneys, if any, deposited with or held by the Trustee, shall be sufficient to pay when due the principal of, premium, if any, and interest due and to become due on such Bonds on the redemption or maturity date thereof and on the cash interest payment dates thereof, as the case may be, shall have been set apart by or deposited with the Trustee, with irrevocable direction to apply the same to such payment, subject to Section 18.02 and with or without any additional right given to the Holders to surrender their Bonds or obtain therefrom payment therefor prior to the redemption or maturity date, shall for all purposes under this Indenture, including satisfying the Lien of this Indenture, be deemed to have been paid; provided that in case of redemption the notice of such redemption shall have been given or arrangements shall have been made to the satisfaction of the Trustee that such notice will be given; provided, further, that with respect to Bonds of any series, the defeasance provisions, if any, of the supplemental indenture pursuant to which Bonds of such series were issued are complied with.

     Section 18.02.  Unclaimed Moneys. In case any moneys deposited with the
                     ----------------
Trustee or any paying agent or proceeds of the investment in or sale of Governmental Obligations held in trust for the payment of principal of, premium, if any, or interest on any Bond remain unclaimed for two years after such principal, premium or interest has become due and payable, the Trustee or such paying agent shall so advise the Company and, upon receipt of a written request of the Company, shall pay over to or upon the written order of the Company said moneys, and thereupon the Trustee or such paying agent shall be released from any and all further liability with respect to the payment of such principal of or premium or interest on such Bond, and the holder of such Bond (subject to any applicable statute of limitations) shall be entitled as an unsecured creditor to seek the payment thereof from the Company unless an applicable abandoned property law designates another Person.

                                  ARTICLE XIX


  IMMUNITY OF INCORPORATORS, SUBSCRIBERS TO THE CAPITAL STOCK, STOCKHOLDERS,
                            OFFICERS AND DIRECTORS

     Section 19.01.  General Provision. No recourse under or upon any
                     -----------------
obligation, covenant or agreement contained in this Indenture, or in any Bond or because of the creation of any indebtedness hereby secured, shall be had against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer, director, agent or representative of the Company or of any predecessor or successor corporation, as such, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise; it being expressly agreed and understood that this Indenture and the obligations hereby secured are solely corporate obligations, and that no such personal liability shall attach to, or be incurred by, such incorporators, subscribers to the capital stock, stockholders, officers, directors, agents or representations of the Company or of any predecessor or successor corporation, or any of them, as such, because of the incurring of the indebtedness hereby authorized, or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Bonds, or implied therefrom, and that any and all such personal liability of every name and nature, and any and all such rights and claims against every such incorporator, subscriber to the capital stock, stockholder, officer or director, agent or representative, as such, whether arising at common law or in equity, or created by rule of law, statute, constitution or otherwise, are expressly released and waived as a condition of, and as part of the consideration for, the execution of this Indenture and the issue of the Bonds secured hereby.

                                  ARTICLE XX


           EVIDENCE OF RIGHTS OF BONDHOLDERS AND OWNERSHIP OF BONDS

     Section 20.01.  Evidence of Action by Holders. (a) Whenever in this
                     -----------------------------
Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Bonds may take any action (including the making of any demand or request, the giving of any notice, waiver or consent, or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (i) by any instrument or any number of instruments of similar tenor executed by Holders in person or by attorney appointed in writing, or (ii) by the record of the Holders voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of Article XVI, or (iii) by a combination of such instrument or instruments and any such record of such a meeting of Holders.

     (b) Proof of the execution of any such instrument, or of a writing appointing any such attorney, or of the holding by any Person of any of the Bonds shall, subject to Section 14.01, Section 14.02 and Section 14.07, be sufficient for any purpose of this Indenture (except as otherwise expressly provided) if made in the following manner:

               (i) the fact and date of the execution by any Person of any instrument or writing may be proved by the certificate of any notary public, or other officer authorized to take acknowledgments of deeds to be recorded in the jurisdiction in which such notary public or officer purports to act, that the Person signing such instrument or writing acknowledged to such notary public or officer the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary public or officer;

               (ii) the amount of Bonds transferable by delivery, and the series and serial numbers thereof, held by any Person, and the date of such Person's holding such Bonds, may be proved either by exhibiting such Bonds themselves or by a certificate executed by any trust company, bank, banker or other depositary wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with or exhibited to such depositary, the Bonds described in such certificate. Each such certificate shall be dated and shall state that on the date thereof Bond or Bonds bearing a specified serial number or numbers were deposited with or exhibited to such depositary by the Person named in such certificate. No such certificate shall continue to be effective if (A) a certificate bearing a later date issued in respect of the same Bond shall be produced, or (B) the Bond specified in such certificate (or a Bond or Bonds issued in exchange or substitution for such Bond) shall be produced, or (C) the Bond specified in such certificate shall be registered as to principal or shall have been surrendered in exchange for a Registered Bond. The Trustee may nevertheless in its discretion require further proof in cases where it deems further proof desirable. The ownership of Registered Bonds shall be proved by the register or registers of the Company. The record of any Holders' meeting shall be proved in the manner provided in Section 16.05.

     Section 20.02.  Inspection of Bonds. Neither the Company nor the Trustee
                     -------------------
shall be bound to recognize any Person as the holder of a Bond unless and until such Bond is submitted for inspection, if required, and the title of such Person to such Bond satisfactorily established, if disputed.

     Section 20.03.  Bonds Owned by Company or Other Obligor or Affiliate
                     ----------------------------------------------------
Thereof Deemed Not to be Outstanding. In determining whether or not the holders of the requisite aggregate principal amount of Bonds have taken any action under this Indenture, Bonds which are owned by the Company or any other obligor on the Bonds or by any Affiliate of the Company or such obligor shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such action only Bonds which the Trustee knows are so owned shall be disregarded. Bonds so owned which have been pledged in good faith may be regarded as Outstanding for purposes of this Section 20.03, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Bonds and that the pledgee is not an Affiliate of the Company or any other obligor on the Bonds. In case of a dispute as to such right, any decision by the Trustee made upon the advice of counsel shall be full protection to the Trustee.

     Section 20.04.  Holder May Revoke Consent. At any time prior to (but not
                     -------------------------
after) the evidencing to the Trustee, as provided in Section 20.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Bonds specified in this Indenture in connection with such action, any holder of a Bond the serial number of which is shown by the evidence to be included in the Bonds the holders of which have taken such action may, by filing written notice with the Trustee at its principal office and upon proof of such holding as provided in Section 20.01, revoke such action so far as concerns such Bond. Except as aforesaid any such action taken by the holder of any Bond shall be conclusive and binding upon such holder and upon all future holders of such Bond (and any Bond issued in lieu thereof or exchanged therefor), irrespective of whether or not any notation of such action is made upon such Bond, and in any event, any action taken by the holders of the percentage in aggregate principal amount of the Bonds specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Bonds.

                                  ARTICLE XXI

                                 MISCELLANEOUS

     Section 21.01.  Certificates and Opinions. (a) Each certificate or opinion
                     -------------------------
which is required by this Indenture to be delivered to the Trustee with respect to compliance with a condition or covenant contained in this Indenture (other than the Officer's Certificate delivered pursuant to Section 17.02(b)) shall include (i) a statement that the Person making such certificate or opinion has read such covenant or condition; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (iii) a statement that, in the opinion of such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and (iv) a statement as to whether or not in the opinion of such Person such condition or covenant has been complied with.

     (b) Every request or application by the Company for action by the Trustee shall be accompanied by an Officers' Certificate and an Opinion of Counsel stating in each case that in the opinion of the Person making such certificate or opinion the conditions precedent, if any, to such action, provided for in this Indenture (including any covenants the compliance with which constitutes a condition precedent), have been complied with.

     (c) The same officer or officers of the Company, or the same Engineer or counsel or other Person, as the case may be, need not certify to all the matters required to be certified under the provisions of any Article or Section of this Indenture, but different officers, Engineers, counsel or other Persons may certify to different matters respectively.

     Section 21.02.  Benefits of Indenture. Nothing in this Indenture, or any
                     ---------------------
Bond, expressed or implied, is intended, or shall be construed, to give to any Person, other than the Trustee, the Holders and the Company, any legal or equitable right, remedy, or claim under or in respect of this Indenture, or under any of its covenants, conditions or provisions; all of which are intended to be and are for the sole and exclusive benefit of the Trustee, the Holders and the Company.

     Section 21.03.  Successors and Assigns. Whenever any Person is referred to
                     ----------------------
in this Indenture, such reference shall be deemed to include the successors or assigns of such Person, and all the covenants and agreements in this Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of the Company and the Trustee whether so expressed or not.

     Section 21.04.  Conflict with TIA. If any provision of this Indenture
                     -----------------
limits, qualifies or conflicts with another provision of this Indenture which is required to be included pursuant to any requirements of Sections 310 to 317, inclusive, of the TIA, such required provision shall control.

     Section 21.05.  TIA Construed as in Effect on Date Hereof. Wherever
                     -----------------------------------------
reference is made in this Indenture to the TIA, such reference is made to the TIA as it was in force on the date of the execution of this Indenture.

     Section 21.06.  Titles, Table of Contents, Etc. The titles of the Articles,
                     ------------------------------
Sections, the table of contents and the marginal annotations in this Indenture are included for convenience of reference only and shall not be deemed to be part of this Indenture.

     Section 21.07.  Counterparts. This Indenture may be executed in several
                     ------------
counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                                 ARTICLE XXII

                   CERTAIN MATTERS RELATING TO THE PROPERTY
                      LOCATED IN THE STATE OF CONNECTICUT


  Notwithstanding any provision hereof or of the Bonds to the contrary, with respect to any Mortgaged Property now or hereafter located in the State of Connecticut and encumbered by this Indenture, the following provision shall apply:

     Section 22.01. Prejudgment Remedy Waiver. THE COMPANY ACKNOWLEDGES THAT THE ISSUANCE OF THE BONDS IS A "COMMERCIAL TRANSACTION" AS DEFINED BY CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES AND, PURSUANT TO SECTION 52-278f OF SAID CONNECTICUT GENERAL STATUTES, WAIVES ANY RIGHT TO NOTICE AND HEARING UNDER SECTIONS 52-278Aa

THROUGH 52-278q OF THE CONNECTICUT GENERAL STATUTES, AS NOW OR HEREAFTER AMENDED, OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES THE BONDHOLDERS MAY EMPLOY TO ENFORCE THEIR RIGHTS AND REMEDIES IN CONNECTION WITH THE BONDS, THIS INDENTURE OR ANY OTHER DOCUMENTS SECURING THE BONDS. THE COMPANY AUTHORIZES THE BONDHOLDERS' ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. THE COMPANY ACKNOWLEDGES IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS COUNSEL.

     Section 22.02.  Trustee Agent.  The Trustee may, at the Company's expense,
                     -------------
appoint an agent to perform its duties under this Article.

                                 ARTICLE XXIII

                   CERTAIN MATTERS RELATING TO THE PROPERTY
                         LOCATED IN THE STATE OF MAINE

  Notwithstanding any provision hereof or of the Bonds to the contrary, with respect to any Mortgaged Property now or hereafter located in the State of Maine and encumbered by this Indenture, the following provisions shall apply:

     Section 23.01.  Statutory Power of Sale.  In addition to the remedies set
                     -----------------------
forth herein, the Holders and the Trustee shall have, to the fullest extent now or hereafter available, the Statutory Power of Sale pursuant to the applicable provisions of Titles 14 and 33 of the Maine Revised Statutes of 1964, as the same have been and shall be amended. The Company acknowledges that this Indenture is given primarily for a business, commercial or agricultural purpose.

     Section 23.02.  Sealed Instrument. This Indenture is intended to take
                     -----------------
effect as a sealed instrument.

     Section 23.03.  No Oral Modifications. The Company confirms and
                     ---------------------
acknowledges its understanding that, pursuant to 10 M.R.S.A. (S)1146(2), to the extent applicable, no promise, contract, or agreement to lend money, extend credit, forbear from collection of a debt or make any other accommodation for the repayment of a debt for more than $250,000 may be enforced in court against the Holders unless the promise, contract or agreement is in writing and signed by the Trustee on behalf of the Holders.

     Section 23.04.  No Waiver of Foreclosure.  The Company agrees for itself,
                     ------------------------
its successors and assigns, that the acceptance, before the expiration of the right of redemption and after the commencement of foreclosure proceedings of this Indenture, of insurance proceeds, eminent domain awards, rents or anything else of value required to be applied on or to the indebtedness secured hereby by Holders, the Trustee or any other person or party holding under the Holders, shall not constitute a waiver of such foreclosure, and this agreement by the Company shall be that agreement referred to in 14 M.R.S.A. (S)6204, as the same may be amended, as necessary to prevent such waiver of foreclosure. This agreement by the Company is intended to apply to the acceptance and such application of any such proceeds, awards, rents and other sums or anything else of value whether the same shall be accepted from, or for the account of, the Company or from any other source whatsoever by the Holders, the Trustee or by any other person or party holding under the Holders at any time or times in the future while any liabilities of the Company, hereunder or under any Bonds, to the Holders shall remain outstanding.

     Section 23.05.  Trustee Agent.  The Trustee may, at the Company's expense,
                     -------------
appoint an agent to perform its duties under this Article.

                                 ARTICLE XXIV

                   CERTAIN MATTERS RELATING TO THE PROPERTY
                     LOCATED IN THE STATE OF NEW HAMPSHIRE

  Notwithstanding any provision hereof or of the Bonds to the contrary, with respect to any Mortgaged Property now or hereafter located in the State of New Hampshire and encumbered by this Indenture, the following provisions shall apply:

     Section 24.01.  Statutory Power of Sale. Upon the occurrence and during the
                     -----------------------
continuance of any Event of Default, the Trustee and the Holders may, in addition to any other rights or remedies available to them under this Indenture, at law or in equity, take such action, without notice or demand, as it deems advisable to protect and enforce its rights against the Company and in and to the Mortgaged Property or any one or more of them, including, but not limited to, the following action, which may be pursued singly, concurrently or otherwise, at such time and in such order as the Holders may determine, in their sole discretion, without impairing or otherwise affecting any other rights or remedies of the Holders hereunder, at law or in equity: sell the Mortgaged Property or any part thereof and any or all estate, claim, demand, right, title and interest of the Company therein and rights of redemption thereof, pursuant to the STATUTORY POWER OF SALE in some place in any municipality in which any of the Mortgaged Property is located, at one or more sales, in whole or in parcels, in any order or manner, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law, at the discretion of the Holders, and in the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Indenture shall continue as a lien on the remaining portion of the Mortgaged Property.

     Section 24.02.  Extent of Mortgage and Security Interest.  Notice is hereby
                     ----------------------------------------
given, for purposes of N.H. RSA Section 479-3, that the maximum amount that this Indenture secures with respect to any supplemental indenture is the principal amount provided for by such supplemental indenture (which may include future advances made thereunder provided that the amount outstanding under any such supplemental indenture does not exceed the maximum amount for which it provides), plus accrued interest thereon, plus any advances made to protect the Holders' interest in the Mortgaged Property, plus any applicable late charges and any costs or expenses incurred in foreclosure or in otherwise enforcing the Holders' rights hereunder or under such supplemental indenture.

     Section 24.03.  Trustee Agent.  The Trustee may, at the Company's expense,
                     -------------
appoint an agent to perform its duties under this Article.

                                  Article XXV

                   CERTAIN MATTERS RELATING TO THE PROPERTY
                        LOCATED IN THE STATE OF VERMONT

  Notwithstanding any provision hereof or of the Bonds to the contrary, with respect to any Mortgaged Property now or hereafter located in the State of Vermont and encumbered by this Indenture, the following provisions shall apply:

     Section 25.01.  Non-Judicial Power of Sale. The Company hereby grants to
                     --------------------------
the Trustee and the Holders a power of sale and, accordingly, the Holders shall have all rights and powers granted by Vermont law to the holder of a mortgage containing a power of sale, including, without limitation, the right, to the extent permitted by Vermont law, to foreclose the Company's equity of redemption upon a default under this mortgage, by exercising the power of sale without first commencing a foreclosure action or obtaining a foreclosure decree, and to give such notice and to do all other acts, including the giving of a foreclosure deed upon completion of the foreclosure sale, as permitted or required by Vermont law to foreclose a mortgage without judicial action.

     Section 25.02.  Limitation on Attorney's Fees in Foreclosure. The Company
                     --------------------------------------------
agrees that the Company's award of reasonable attorney's fees resulting from an enforcement, foreclosure, collection, or other proceeding in connection with the Holder's rights or remedies, or otherwise in connection with this loan, may exceed two percent of the total principal, interest, and costs due.

     Section 25.03.  Subsequent Indebtedness. In addition to all other
                     -----------------------
indebtedness and obligations described herein, this Indenture shall secure to the Holders the prompt payment and performance of any and all obligations of the Company to the Holders under or in connection with this Indenture and the Bonds, whether direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising or acquired.

     Section 25.04.  Trustee Agent.  The Trustee may, at the Company's expense,
                     -------------
appoint an agent to perform its duties under this Article.

                                 ARTICLE XXVI

                   CERTAIN MATTERS RELATING TO THE PROPERTY
                       LOCATED IN THE STATE OF NEW YORK

  Notwithstanding any provisions hereof or of the Bonds to the contrary, with respect to any Mortgaged Property now or hereafter located in the State of New York and encumbered by this Indenture, the following provisions shall apply:

     Section 26.01.  Section 254 of the RPL. In the event of any conflict,
                     ----------------------
inconsistency or ambiguity between the provisions of this Indenture and the Bonds, and the provisions of subsection 4 of Section 254 of the Real Property Law of New York, the provisions of this Indenture and the Bonds shall control.

     Section 26.02.  Section 291-f of the RPL. In addition to any other right or
                     ------------------------
remedy contained herein or in this Indenture and the Bonds, the Holders shall have all of the rights against lessees of the Mortgaged Property or any part thereof as are set forth in Section 291-f of the Real Property Law of New York.

     Section 26.03.  Trust Fund. This instrument is subject to the Trust Fund
                     ----------
provisions of Section 13 of the Lien Law of New York.

     Section 26.04.  Commercial Property. The Company represents and warrants
                     -------------------
that this Indenture does not encumber real property principally improved or to be improved by one or more structures containing in the aggregate not more than six (6) residential dwelling units having their own separate cooking facilities.

     Section 26.05.  Transfer Tax.

     (a) The Company covenants and agrees that, in the event of a sale of the Mortgaged Property or other transfer, it will duly complete, execute and deliver to the Holders contemporaneously with the submission to the applicable taxing authority or recording officer, all forms and supporting documentation required by such taxing authority or recording officer to estimate and fix any and all applicable state and local real estate transfer taxes, including, without limitation, any real estate transfer taxes payable under Article 31 of the New York State Tax Law or under Title 11, Chapter 21 of the Administration Code of the City of New York, if applicable, or any successor provisions thereto (collectively, "Transfer Taxes") by reason of such sale or other transfer or recording of the deed evidencing such sale or other transfer. This Section 15.5(b) shall apply only if this Indenture remains outstanding after any such sale or transfer.

     (b) The Company shall pay all Transfer Taxes that may hereafter become due and payable with respect to any transfer, and in default thereof the Holders may pay the same and the amount of such payment shall be added to this Indenture and, unless incurred in connection with a foreclosure of this Indenture, be secured by this Indenture. The provisions of this Section 25.05 shall survive any transfer and the delivery of the deed in connection with any transfer.

     Section 26.06.  Covenants in Addition to RPL. All covenants hereof shall be
                     ----------------------------
construed as affording to the Holders rights in addition to and not exclusive of the rights conferred under the provisions of Section 254, 271, 272 and 291-f of the Real Property Law of the State of New York or any other applicable Legal Requirement.

     Section 26.07.  Trustee Agent.  The Trustee may, at the Company's expense,
                     -------------
appoint an agent to perform its duties under this Article.

     Section 26.08. Maximum Principal Amount. FOR PURPOSES OF ARTICLE 11 OF THE TAX LAW OF THE STATE OF NEW YORK, THIS INDENTURE IS INTENDED TO BE A TRUST MORTGAGE AS THAT TERM IS USED IN SECTION 259 OF THAT LAW. NOTWITHSTANDING ANY PROVISION SET FORTH HEREIN TO THE CONTRARY, THE AMOUNT WHICH AT THE TIME OF THE EXECUTION AND DELIVERY HEREOF HAS BEEN ADVANCED OR ACCRUED HEREON (EXCLUSIVE OF ANY

SUPPLEMENTS HERETO), OR WHICH IS NOW SECURED BY THIS INDENTURE (EXCLUSIVE OF ANY SUPPLEMENTS HERETO), IS ZERO.

     IN WITNESS WHEREOF, said CENTRAL VERMONT PUBLIC SERVICE CORPORATION has caused this instrument to be signed, and its corporate seal attested by its Secretary to be hereunto affixed, by Francis J. Boyle, its Senior Vice President, Chief Financial Officer, Treasurer and Agent in that behalf duly authorized, and said THE BANK OF NEW YORK, to evidence its acceptance of the trust hereby created, has caused its corporate name to be hereunto affixed, and this instrument to be executed in its corporate name and its corporate seal to be hereto affixed by Iliana A. Arciprete, Assistant Treasurer, all as of the day and year first above written.

         CENTRAL VERMONT PUBLIC SERVICE CORPORATION

                       By       FRANCIS J. BOYLE
                                FRANCIS J. BOYLE
                                Its:  Senior Vice President, Chief Financial
                                Officer,  Treasurer and Agent
Attest:

JOSEPH M. KRAUS
JOSEPH M. KRAUS
Its:  Secretary

Signed, sealed and delivered on                                (Corporate Seal)
behalf of Central Vermont Public
Service Corporation in the presence
of:

KIMBERLY A. PRITCHARD
KIMBERLY A. PRITCHARD


PATRICIA C. MITIGUY
PATRICIA C. MITIGUY

                           THE BANK OF NEW YORK
                           as Trustee as aforesaid,

                           By   ILIANA A. ARCIPRETE
                                ILIANA A. ARCIPRETE
                                Its:  Assistant Treasurer


                                                                (Corporate Seal)

Signed, sealed and delivered
on behalf of The Bank of New York
in the presence of:

ANTHONY M. HITCHMAN
ANTHONY M. HITCHMAN


MICHELE L. RUSSO
MICHELE L. RUSSO

STATE OF VERMONT       )
                       ) ss.
COUNTY OF RUTLAND      )


     On this 28th day of July, A.D. 1999, before me, a Notary Public in and for said State of Vermont, duly commissioned and acting as such, personally came Francis J. Boyle, Senior Vice President, Chief Financial Officer, Treasurer and Agent of said Central Vermont Public Service Corporation, to me personally known and known to me to be one of the persons named in and who executed the foregoing instrument, and who being duly sworn by me did depose and say: that he resides in Rutland Town, Vermont; that he is Senior Vice President, Chief Financial Officer, Treasurer and agent duly authorized of Central Vermont Public Service Corporation, a Vermont corporation and the Corporation described in and which executed the above instrument as party of the first part; that he knows the seal of said Corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order and authority of the Board of Directors of said Corporation, and that he signed his name thereto by like order and authority, and he acknowledged and declared that he executed the foregoing instrument and affixed the seal of said Central Vermont Public Service Corporation thereto as its Agent by order and authority of the Board of Directors of said Corporation, and acknowledged the same to be his free act and deed in said capacity, and the free act and deed of said Corporation in said capacity.

     WITNESS my hand and official seal the day and year aforesaid.


                                    ANNE M. MISEROCCHI
                                    ANNE M. MISEROCCHI,
                                    Notary Public

                                    My commission expires February 10, 2003

                                                                 (Notarial Seal)

STATE OF NEW YORK    )
                     ) ss.
COUNTY OF NEW YORK   )


     On this 26th day of July, A.D. 1999, before me, a Notary Public in and for said State of New York, duly commissioned and acting as such, personally came Iliana A. Arciprete, Assistant Treasurer of said The Bank of New York, to me personally known and known to me to be one of the persons named in and who executed the foregoing instrument, and who being duly sworn by me did depose and say: that she resides at 51 Cedar Terrace, Staten Island, New York; that she is Assistant Treasurer and agent duly authorized of The Bank of New York, the Corporation described in and which executed the above instrument as party of the second part; that she knows the seal of said Corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order and authority of the Board of Directors of said Corporation, and that she signed her name thereto by like order and authority, and she acknowledged and declared that she executed the foregoing instrument and affixed the seal of said Corporation thereto as its Agent by order and authority of the Board of Directors of said Corporation, and acknowledged the same to be her free act and deed in said capacity, and the free act and deed of said Corporation in said capacity. And said Iliana A Arciprete, Assistant Treasurer of said The Bank of New York, further acknowledged that she accepted the trust herein created for, and on behalf of, said The Bank of New York, Trustee, upon the terms therein named.

     WITNESS my hand and official seal the day and year aforesaid.


                                     WILLIAM J. CASSELS
                                     WILLIAM J. CASSELS
                                     Notary Public

                                     My commission expires May 16, 2000

                                                                 (Notarial Seal)

                                  SCHEDULE A


                          DESCRIPTION OF PROPERTIES.


     All land and premises, rights, privileges and easements conveyed or purported to have been conveyed to the Company in and by the following described deeds and the records thereof are hereby incorporated herein by reference:

     Properties acquired after January 28, 1998 or not previously described:
None.

     Also, all property of every kind whatsoever, including land and premises, rights, privileges, easements, transmission lines, substations and distribution lines, in the following towns:

IN NEW LONDON COUNTY, STATE OF CONNECTICUT:

Waterford


IN HARTFORD COUNTY, STATE OF CONNECTICUT:

Berlin


IN CUMBERLAND COUNTY, STATE OF MAINE:

Yarmouth

IN SULLIVAN COUNTY, STATE OF NEW HAMPSHIRE:

Charlestown                    Cornish        Plainfield
Claremont                      Newport        Unity

IN CHESHIRE COUNTY, STATE OF NEW HAMPSHIRE:
Chesterfield                   Hinsdale

IN GRAFTON COUNTY, STATE OF NEW HAMPSHIRE:

Bath                            Lyman          Orford
Haverhill                       Lyme           Piermont

IN WASHINGTON COUNTY, STATE OF NEW YORK:

Granville                       Hampton

IN RENSSELAER COUNTY, STATE OF NEW YORK:

Hoosick

IN ADDISON COUNTY, STATE OF VERMONT:

Addison                         Leicester      Ripton
Bridport                        Lincoln        Salisbury
Bristol                         Middlebury     Shoreham
Cornwall                        Monkton        Starksboro
Ferrisburg                      New Haven      Vergennes
Goshen                          Orwell         Weybridge
Granville                       Panton         Whiting
Hancock

IN BENNINGTON COUNTY, STATE OF VERMONT:

Arlington                       Manchester     Searsburg
Bennington                      Peru           Shaftsbury
Dorset                          Pownal         Sunderland
Glastenbury                     Rupert         Winhall
Landgrove                       Sandgate       Woodford

IN CALEDONIA COUNTY, STATE OF VERMONT:

Barnet                          Lyndon         Walden
Danville                        Ryegate        Waterford
Kirby                           St. Johnsbury  Wheelock

IN CHITTENDEN, COUNTY, STATE OF VERMONT:

Buels Gore                      Essex          Milton
Burlington                      Huntington     Underhill
Colchester                      Jericho        Westford

IN ESSEX COUNTY, STATE OF VERMONT:

Concord                         Guildhall      Victory
Granby                          Lunenburg

IN FRANKLIN COUNTY, STATE OF VERMONT:

Bakersfield                     Fletcher       Richford
Berkshire                       Franklin       Sheldon
Enosburg                        Georgia        St. Albans City
Fairfax                         Highgate       St. Albans Town
Fairfield                       Montgomery     Swanton

IN LAMOILLE COUNTY, STATE OF VERMONT:

Belvidere                       Eden           Johnson
Cambridge                       Hyde Park

IN ORANGE COUNTY, STATE OF VERMONT:

Bradford                        Fairlee        Thetford
Braintree                       Newbury        Tunbridge
Brookfield                      Randolph       Vershire
Chelsea                         Strafford      West Fairlee

IN ORLEANS COUNTY, STATE OF VERMONT:

Lowell                          Irasburg

IN RUTLAND COUNTY, STATE OF VERMONT:

Benson                          Middletown Springs  Sherburne
Brandon                         Mt. Holly           Shrewsbury
Castleton                       Mt. Tabor           Sudbury
Chittenden                      Pawlet              Tinmouth
Clarendon                       Pittsfield          Wallingford
Danby                           Pittsford           Wells
Fair Haven                      Poultney            West Haven
Hubbardton                      Proctor             West Rutland
Ira                             Rutland City
Mendon                          Rutland Town

IN WASHINGTON               COUNTY, STATE OF VERMONT:

Northfield                      Roxbury

IN WINDHAM COUNTY, STATE OF VERMONT:

Athens                          Guilford            Stratton
Brattleboro                     Jamaica             Townshend
Brookline                       Londonderry         Vernon
Dover                           Marlboro            Wardsboro
Dununerston                     Newfane             Westminster
Grafton                         Rockingham          Windham

IN WINDSOR COUNTY, STATE OF VERMONT:

Andover                         Hartland            Sharon
Baltimore                       Ludlow              Springfield
Barnard                         Norwich             Stockbridge
Bethel                          Plymouth            Weathersfield
Bridgewater                     Pomfret             Weston
Cavendish                       Reading             West Windsor
Chester                         Rochester           Windsor
Hartford                        Royalton            Woodstock